    As filed with the Securities and Exchange Commission on March 27, 2001
                                       Securities Act Registration No. 333-46830

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/

                         PRE-EFFECTIVE AMENDMENT NO. 2                      /X/

                         POST-EFFECTIVE AMENDMENT NO.                       / /
                        (Check appropriate box or boxes)

                                 --------------

                      PRUDENTIAL TAX-FREE MONEY FUND, INC.
               (Exact name of registrant as specified in charter)

                                 (973) 367-7521
                        (Area Code and Telephone Number)

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

                                 DEBORAH A. DOCS
                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                        AS SOON AS PRACTICABLE AFTER THE
                              EFFECTIVE DATE OF THE
                             REGISTRATION STATEMENT.

No filing fee is required because of reliance on section 24(f) of the Investment Company Act of 1940. Pursuant to Rule 429 under the Securities Act of 1933, the
 Prospectus and Proxy Statement relates to shares registered on Form N-1A (File
                                 No. 2-64625).

 THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE
 A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT
    SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME
EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a),
                                 MAY DETERMINE.

 TITLE OF SECURITIES BEING REGISTERED . . . .SHARES OF COMMON STOCK, PAR VALUE
                                 $.01 PER SHARE

================================================================================

                      PRUDENTIAL TAX-FREE MONEY FUND, INC.
                       CONTENTS OF REGISTRATION STATEMENT



This Registration Statement contains the following papers and documents:

     Facing Page

     Contents of Registration Statement

     President's Letter to Shareholders

     Notice of Special Meeting

     Part A - Proxy Statement and Prospectus (Attachment A - Agreement and Plan of Reorganizations)

     Forms of Proxy Cards

     Part B - Statement of Additional Information

     Part C - Other Information

     Exhibits

                        PRUDENTIAL MUNICIPAL SERIES FUND
                        CONNECTICUT MONEY MARKET SERIES
                       MASSACHUSETTS MONEY MARKET SERIES

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077


                                                                  March 28, 2001


Dear Shareholder:


    I am writing to ask you to vote on important proposals that would effectively merge each of Connecticut Money Market Series and Massachusetts Money Market Series, each of Prudential Municipal Series Fund, into Prudential Tax-Free Money Fund, Inc. A shareholder meeting of your Series is scheduled for May 3, 2001. This package contains information regarding the proposals and includes materials you will need to vote. The Board of Trustees of Prudential Municipal Series Fund has reviewed the proposal with respect to each Series, and has recommended that it be presented to shareholders for their consideration. Although the Trustees have determined that each merger proposal is in the best interest of shareholders of each Series, the final decision is up to you.


    If approved, each merger would give you the opportunity to participate in a larger fund with investment policies that are similar to those of the Connecticut Money Market Series and the Massachusetts Money Market Series. In addition, shareholders are expected to realize somewhat of a reduction in the annual operating expenses paid on their investment in the combined fund. To help you understand the proposals, we are including a "Q and A" that answers common questions about the proposed transactions. The accompanying proxy statement includes a detailed description of each proposal. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

    TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - BY MAIL. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

    - BY INTERNET. You may also vote via the internet. To do so, have your proxy card available and go to the website: www.proxyvote.com. Follow the instructions on the website and be prepared to enter your 12 digit control number from your proxy card.

    - BY TELEPHONE.  Finally, you may vote by telephone by calling
      (800) 690-6903 toll free. Enter your 12 digit control number from your proxy card and follow the instructions given.


    SPECIAL NOTE FOR SYSTEMATIC INVESTMENT PLANS (E.G., AUTOMATIC INVESTMENT PLAN, SYSTEMATIC EXCHANGE, ETC.) Shareholders on systematic investment plans must contact their Financial Advisor or call our customer service division, toll free, at 1-800-225-1852 to change their options. Otherwise, starting May 18, 2001, future purchases shall be made in shares of the Prudential Tax Free Money Fund, Inc. if the reorganization is approved.


    If you have any questions, please call us at (800) 225-1852. We are glad to help you understand the proposals and to assist you in voting. Thank you for your participation.

                                          Very truly yours,
                                          David R. Odenath, Jr.
                                          PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

    Please read the enclosed proxy statement for a complete description of the proposals. The following "Q&A" provides a brief overview of the proposals.

WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?


    These proxy materials relate to two mergers -- Connecticut Money Market Series and Massachusetts Money Market Series, each a series of Prudential Municipal Series Fund, into Prudential Tax-Free Money Fund (Tax-Free Money
Fund). You are being asked to approve only the merger of your Series into Tax-Free Money Fund. When we refer to a "merger," we mean the transfer of a Series' assets to, and the assumption of its liabilities by, Tax-Free Money Fund, in exchange for shares of Tax-Free Money Fund, and the subsequent termination of such Series. The shareholders of each Series will vote separately on whether to approve the merger of their Series into Tax-Free Money Fund.


WHAT ARE THE REASONS FOR THESE MERGERS?


    The proposed mergers are intended to combine similarly managed funds, resulting in what are expected to be overall lower expenses. The mergers are also desirable because of the inability of either Series to attract investors and build an investment portfolio that can effectively pursue the Series' respective objective at a reasonable cost to shareholders. The assets of each Series have not been growing at a competitive rate while the number of shareholders of each Series has, on the whole, been declining for a number of years. As of December 31, 2000, the assets and the number of shareholder accounts of Connecticut Money Market Series and Massachusetts Money Market Series were approximately $81,126,581 million and 1,297, and $109,957,706 million and 1,049, respectively. The small and slow-growing asset base of each Series has resulted in relatively high expense ratios and prevents each Series from enjoying the economies of scale which are currently enjoyed to some extent by Tax-Free Money Fund. Tax-Free Money Fund, which is a larger fund than either Series, will provide a larger asset base over which fixed expenses can be spread, resulting in somewhat lower expense ratios for shareholders of each Series.


DO THE SERIES AND TAX-FREE MONEY FUND HAVE SIMILAR INVESTMENT POLICIES?


    Yes. Each Series and Tax-Free Money Fund invest primarily in high-quality short-term debt securities of municipal issuers, the interest income from which is exempt from U.S. federal income taxes consistent with liquidity and the preservation of capital. One of the principal differences in the investment policies of each Series and Tax-Free Money Fund is that, unlike Tax-Free Money Fund, each Series also seeks current income that is exempt from certain state income taxes (Connecticut or Massachusetts, as applicable). After each merger, it is currently planned that the combined fund will be managed according to the investment objective and policies of Tax-Free Money Fund. Shareholders should recognize that if the merger of their Series occurs, income from their investment in Tax-Free Money Fund will likely be subject to Connecticut or Massachusetts state income taxes, as applicable. Shareholders should consult their own tax advisers regarding the implications of federal, state or local taxes.



    Each Series and the Tax-Free Money Fund generally invest at least 80% of their total assets in instruments that pay income exempt from federal income taxes and each may invest in certain municipal bonds, the interest on which is subject to the federal alternative minimum tax. Each Series and Tax-Free Money Fund attempt to maintain a net asset value of $1 per share.


ARE THERE ANY OTHER BENEFITS OF THESE MERGERS?


    Yes. An investment in Tax-Free Money Fund reduces potential concerns relating to inadequate supply of municipal bonds from specific states and offers greater diversification of assets. A state specific municipal fund, such as either Series, may from time to time have difficulty obtaining suitable state specific investments due to inadequate supply. A national municipal fund such as Tax-Free Money Fund is less constrained with respect to potential investments. Additionally, since each Series, as a general rule, invests at least 80% of its assets in debt obligations of Connecticut or Massachusetts issuers, as applicable, their portfolios are more susceptible to factors affecting such issuers in those specific states than that of a national municipal fund such as Tax-Free Money Fund.


WHO ARE THE MANAGERS FOR THE SERIES AND TAX-FREE MONEY FUND?


    Prudential Investments Fund Management currently manages each Series' and Tax-Free Money Fund's investment operations and administers their business affairs. Prudential Investment Management, Inc. is the subadviser managing each Series' and Tax-Free Money Fund's respective assets. Prudential Investments Fund Management and Prudential Investment Management, Inc. are expected to serve in these capacities for the combined fund. The Money Market Sector Team, headed by Joseph Tully, is primarily responsible for overseeing the day-to-day management of each Series and Tax-Free Money Fund.


HOW DO THE EXPENSE STRUCTURES OF THE SERIES AND TAX-FREE MONEY FUND COMPARE?


    Currently, each Series and Tax-Free Money Fund offer one class of stock. The following tables compare the expenses incurred by each Series with those of Tax-Free Money Fund as of August 31, 2000 and December 31, 2000, respectively.



CONNECTICUT MONEY MARKET SERIES (AS OF AUGUST 31, 2000)
ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)



Management fees.............................................    .500%
+ Distribution and service (12b-1) fees.....................    .125%
+ Other expenses............................................    .195%
= TOTAL ANNUAL SERIES OPERATING EXPENSES....................    .820%



MASSACHUSETTS MONEY MARKET SERIES (AS OF AUGUST 31, 2000)
ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)



Management fees.............................................    .500%
+ Distribution and service (12b-1) fees.....................    .125%
+ Other expenses............................................    .215%
= TOTAL ANNUAL SERIES OPERATING EXPENSES....................    .840%



TAX-FREE MONEY FUND (AS OF DECEMBER 31, 2000)
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)



                                                              CLASS A
                                                              --------
Management fees.............................................    .500%
+ Distribution and service (12b-1) fees.....................    .125%
+ Other expenses............................................    .175%
= TOTAL ANNUAL FUND OPERATING EXPENSES......................    .800%



ARE THE MERGERS TAXABLE EVENTS FOR U.S. FEDERAL INCOME TAX PURPOSES?


    Due to the nature of each Series, Tax-Free Money Fund and their respective portfolios, it is anticipated that the mergers will not qualify as tax-free reorganizations for U.S. federal income tax purposes. However, as further described in the proxy statement, it is anticipated that there will be no significant federal income tax consequences as a result of the mergers.

WHAT WILL BE THE SIZE OF TAX-FREE MONEY FUND AFTER THE MERGERS?


    As discussed below, most shareholders that had designated either Series as the sweep vehicle through the corporate COMMAND-SM- Account Program or the Prudential BusinessEdge-SM- Account Program have chosen another fund as a sweep vehicle. Therefore, as of March 9, 2001, such persons were no longer shareholders of either Series. Taking the foregoing into account and based on the other information available as of December 31, 2000, the combined Fund is anticipated to have approximately $195,019,000 in assets if both proposals are approved. Without taking the foregoing information into account, if both proposals are approved, based on information available as of December 31, 2000, the combined Fund would have had approximately $357,925,000 in assets.



WHAT IF I PARTICIPATE IN THE CORPORATE COMMAND-SM- OR PRUDENTIAL
  BUSINESSEDGE-SM- ACCOUNT PROGRAMS AND HAVE NOT CHOSEN ANOTHER FUND AS A SWEEP VEHICLE?



    Shareholders that had designated either Series as the sweep vehicle through the corporate COMMAND-SM- Account Program or the Prudential BusinessEdge-SM-Account Program and have not chosen another fund as a sweep vehicle remained shareholders of the relevant Series on the record date and will be entitled to vote on the Merger of their Series. These shareholders should be aware that since Tax-Free Money Fund is not available as a sweep vehicle through the account programs, if the Merger of their Series is approved they will be contacted by their financial adviser to discuss their options.


HOW WILL WE DETERMINE THE NUMBER OF SHARES OF TAX-FREE MONEY FUND THAT YOU WILL
  RECEIVE?


    As of the close of business of the New York Stock Exchange on the date each merger is consummated, shareholders of each Series will receive the number of full and fractional Class A shares of Tax-Free Money Fund that is equal in value to the net asset value of their shares of Connecticut Money Market Series or Massachusetts Money Market Series, as applicable, on that date. Each merger is anticipated to occur on May 18, 2001.


HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSALS?

    Yes. The Board of Trustees of Prudential Municipal Series Fund, of which each Series is a part, has approved the proposal with respect to each Series and recommends that you vote to approve the proposals.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER
  MEETING DATE?


    If we do not receive sufficient votes to hold the meeting, we or Shareholder Communications Corporation, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If there are not sufficient votes to approve either merger proposal by the time of the meeting (May 3, 2001), the meeting with respect to such Series may be adjourned to permit further solicitation of proxy votes.


WHAT HAPPENS IF THE PROPOSAL FOR MY SERIES IS NOT APPROVED?

    If shareholders of either Series do not approve the merger with respect to such Series or if such merger is not completed, such Series will continue to engage in business as a series of a registered investment company with its current fee structure and the Board may consider other proposals for such Series, including proposals for the reorganization or liquidation of such Series. The merger of either Series is not contingent on the merger of the other Series.

HOW MANY VOTES AM I ENTITLED TO CAST?


    As a shareholder, you are entitled to one vote for each share you own of a Series on the record date. The record date is March 9, 2001. Remember, you are voting to approve the proposal only with respect to the Series in which you own shares.

HOW DO I VOTE MY SHARES?

    You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding a proposal or how to vote your shares, please call Prudential at (800) 225-1852.

    You may also vote via the internet. To do so, have your proxy card available and go to the website: www.proxyvote.com. Follow the instructions on the website and be prepared to enter your 12 digit control number from your proxy to enter your vote.

    Finally, you can vote by telephone by calling (800) 690-6903 toll free. Enter your 12 digit control number from your proxy card and follow the instructions given.

HOW DO I SIGN THE PROXY CARD?

    INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

                        PRUDENTIAL MUNICIPAL SERIES FUND
                        CONNECTICUT MONEY MARKET SERIES
                       MASSACHUSETTS MONEY MARKET SERIES
                              100 Mulberry Street
                        Gateway Center Three, 4th Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our Shareholders:


    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of each of Connecticut Money Market Series and Massachusetts Money Market Series (each, a Series, and collectively, the Series) each a series of Prudential Municipal Series Fund (Municipal Series Fund) will be held at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102, on May 3, 2001, at 10:00 a.m. Eastern time, for the following purposes:


    1. To approve an Agreement and Plan of Reorganizations under which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Tax-Free Money Fund, Inc. (Tax-Free Money Fund), Tax-Free Money Fund will be the surviving fund, and each whole and fractional share of each Series shall be exchanged for whole and fractional shares of equal net asset value of Class A shares of Tax-Free Money Fund.

    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.


    The Board of Trustees has fixed the close of business on March 9, 2001 as the record date for the determination of the shareholders of each Series entitled to notice of, and to vote at, this Meeting and any adjournments.


                                          Deborah A. Docs
                                          SECRETARY


Dated: March 28, 2001



 A PROXY CARD FOR YOUR SERIES IS ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU ALSO MAY VOTE BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED IN THE ENCLOSED MATERIALS. THE BOARD OF PRUDENTIAL MUNICIPAL SERIES FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL RELATING TO YOUR SERIES.



                            YOUR VOTE IS IMPORTANT.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.



 SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                   INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

    The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

    2. JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

                  REGISTRATION                          VALID SIGNATURE
------------------------------------------------    ------------------------
A. 1.  XYZ Corporation                              John Smith, President
   2.  XYZ Corporation                              John Smith, President
       c/o John Smith, President
B. 1.  ABC Company Profit Sharing Plan              Jane Doe, Trustee
   2.  Jones Family Trust                           Charles Jones, Trustee
   3.  Sarah Clark, Trustee                         Sarah Clark, Trustee
       u/t/d 7/1/85
C. 1.  Thomas Wilson, Custodian                     Thomas Wilson, Custodian
       f/b/o Jessica Wilson UTMA
       New Jersey

                      PRUDENTIAL TAX-FREE MONEY FUND, INC.

                                   PROSPECTUS

                                      AND

                        PRUDENTIAL MUNICIPAL SERIES FUND

                        CONNECTICUT MONEY MARKET SERIES
                       MASSACHUSETTS MONEY MARKET SERIES

                                PROXY STATEMENT

                              GATEWAY CENTER THREE
                         100 MULBERRY STREET, 4TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852
                            ------------------------


                                 MARCH 28, 2001

                             ---------------------


    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Connecticut Money Market Series and Massachusetts Money Market Series, (each, a Series, and collectively, the Series), each a series of Prudential Municipal Series Fund (Municipal Series Fund) in connection with the solicitation of proxies by the Municipal Series Fund's Board of Trustees for use at the Special Meeting of Shareholders of each Series and at any adjournments of the meeting (the Meeting). The Meeting will be held on May 3, 2001, at 10:00 a.m., Eastern time, at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102.



    The purpose of the Meeting is to vote on an Agreement and Plan of Reorganizations (the Agreement) under which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, Prudential Tax-Free Money Fund, Inc. (Tax-Free Money Fund), and each whole and fractional share offered by each Series shall be exchanged for whole and fractional shares of equal net asset value of Class A shares of Tax-Free Money Fund on May 18, 2001, or such later date as the parties may agree (the Closing Date). Subsequently, each Series will be terminated and Tax-Free Money Fund will be the surviving fund. With respect to each Series, these transactions are collectively referred to as the Merger.


    Tax-Free Money Fund is an open-end diversified registered management investment company which is organized as a Maryland corporation. Tax-Free Money Fund's investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. Tax-Free Money Fund seeks to achieve its objective by investing primarily in high-quality money market obligations of state and local governments. Tax-Free Money Fund attempts to maintain a net asset value of $1 per share.

    Municipal Series Fund is an open-end registered management investment company comprised of eight individual series, two of which are the Connecticut Money Market Series and Massachusetts Money Market Series. Municipal Series Fund is organized as a Massachusetts business trust under the laws of the state of Massachusetts. Each Series is non-diversified. The objective of each Series is to provide the highest level of current income that is exempt from state income tax (Connecticut or Massachusetts state, as applicable) and federal income tax consistent with liquidity and the preservation of capital. Each Series invests primarily in high-quality money market state and local municipal obligations, of Connecticut or Massachusetts, as applicable. Each Series attempts to maintain a net asset value of $1 per share.

    IF SHAREHOLDERS OF CONNECTICUT MONEY MARKET SERIES AND MASSACHUSETTS MONEY MARKET SERIES APPROVE THE MERGER WITH RESPECT TO THEIR SERIES, THE SHAREHOLDERS OF SUCH SERIES WILL BECOME SHAREHOLDERS OF TAX-FREE MONEY FUND. THE MERGER OF EITHER SERIES INTO TAX-FREE MONEY FUND IS NOT CONTINGENT ON THE MERGER OF THE OTHER SERIES. SHAREHOLDERS OF EACH SERIES VOTE SEPARATELY ON THE MERGER OF THEIR SERIES.


    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Merger of each Series and Tax-Free Money Fund that a shareholder of the Series should know before voting on the proposed Merger with respect to their Series. A Statement of Additional Information dated March 28, 2001, which relates to this Proxy Statement, has been filed with the Securities and Exchange Commission (the Commission) and is incorporated into this Proxy Statement by reference. This Proxy Statement is accompanied by the Prospectus, dated March 15, 2001, which offers shares of Tax-Free Money Fund. The Statement of Additional Information for Tax-Free Money Fund, dated March 15, 2001, is available upon request. Enclosed with this Proxy Statement is the Annual Report to shareholders of Tax-Free Money Fund for the fiscal year ended December 31, 2000. The Prospectus and Statement of Additional Information for Tax-Free Money Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. A Prospectus for each Series dated November 3, 2000, as supplemented to date, and the Statement of Additional Information for Municipal Series Fund, as supplemented to date, which includes both Series, dated November 3, 2000, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 15005, New Brunswick, New Jersey 08906-5005, or by calling (800) 225-1852.



    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED TAX-FREE MONEY FUND'S SHARES, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED THAT THIS PROXY STATEMENT AND PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                       SPECIAL MEETING OF SHAREHOLDERS OF

                        CONNECTICUT MONEY MARKET SERIES

                       MASSACHUSETTS MONEY MARKET SERIES

                                each a series of

                        PRUDENTIAL MUNICIPAL SERIES FUND


                   TO BE HELD ON MAY 3, 2001, AT: 10:00 A.M.


                              100 MULBERRY STREET
                        GATEWAY CENTER THREE, 14TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION


    This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Prudential Municipal Series Fund (Municipal Series Fund) to be used at the Special Meeting of Shareholders of each of Connecticut Money Market Series and Massachusetts Money Market Series (each, a Series, and collectively, the Series), each a series of Municipal Series Fund and at any adjournments of the Special Meeting (the Meeting), to be held on May 3, 2001, at 10:00 a.m., Eastern time, at 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102 - 4077, the principal executive office of Prudential Investment Management, Inc. (PI). PI serves as the investment adviser to Prudential Tax-Free Money Fund, Inc. (Tax-Free Money Fund, and together with the Municipal Series Fund, the Funds) and each Series.



    The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 28, 2001. Supplementary solicitations on behalf of each Series may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of Municipal Series Fund. In addition, Shareholder Communications Corporation, a proxy solicitation firm, may be retained to solicit shareholders on behalf of Municipal Series Fund, on behalf of each Series. The fees and expenses of Shareholder Communications Corporation are not expected to exceed $7,000, excluding mailing and printing costs. The expenses incurred in connection with preparing this Proxy Statement and its enclosures and of all solicitations (including the costs of retaining Shareholder Communications Corporation) will be borne by each Series and Tax-Free Money Fund based on their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation materials to the shareholders of each Series.


    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by Municipal Series Fund, on behalf of a Series, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.


    All proxy cards solicited by the Board of Trustees that are properly completed and received by Municipal Series Fund, on behalf of a Series, prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. With respect to each Series, a quorum (which is the minimum number of shares necessary to transact business at the Meeting) is established when a majority of a Series' total shares outstanding and entitled to vote are present in person at the Meeting or represented by proxy.


    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented thereby will be considered present for purposes of determining the existence of a quorum for the transaction of business, but because Proposal No. 1 requires approval by the votes of a majority of shares represented at a meeting at which a quorum is present, will have the effect of a vote AGAINST Proposal No. 1.

    Municipal Series Fund, on behalf of each Series, also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by the Series and Tax-Free Money Fund based on their respective assets. If a Series takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    Shareholders may also cast their vote via the internet. The expenses associated with internet voting will be borne by the Series and Tax-Free Money Fund based on their respective assets. The internet voting procedures have been designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that shareholders' instructions have been recorded properly. We have been advised that the internet voting procedures are consistent with the requirements of applicable law. Shareholders voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from an internet access provider and telephone companies, that must be borne by the shareholder. Proxies given by the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.


    With respect to each Series, if a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting with respect to such Series, to permit the further solicitation of proxies. An adjournment will require the affirmative vote of a majority of shares of the Series present in person at the Meeting or represented by proxy. When voting on a proposed adjournment with respect to a Series, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST Proposal No. 1, in which case such shares will be voted against the proposed adjournment. Abstentions and broker "non-votes" will be considered present for purposes of determining the existence of a quorum for the transaction of business. Since an adjournment requires approval by the votes of a majority of shares represented at a meeting at which a quorum is present, abstentions and broker "non-votes" will have the effect of a vote AGAINST adjournment. A shareholder vote may be taken on the Merger with respect to a Series described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received. The shareholders of each Series vote separately on the Merger of their Series and on any other business relating to their Series.



    Shareholders of record of each Series at the close of business on March 9, 2001 (the Record Date), will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date (fractional shares will be entitled to a proportionate fractional vote). On the Record Date, there were 14,141,230 and 16,917,805 shares, issued and outstanding of Connecticut Money Market Series and Massachusetts Money Market Series, respectively. As of March 9, 2001, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of Connecticut Money Market
Series: Mr. Klaus Schleehauf & Mrs. Mollie Schleehauf JT TEN, 33 Maple Ave, Bloomfield, CT 06002-2334, who held 2,278,350 Class A shares of the Fund (approximately 16.1% of the outstanding Class A shares); Raymond H. Fortier,
16 Greenwich Ln, Avon, CT 06001-4570, who held 1,600,507 Class A shares of the Fund (approximately 11.3% of the outstanding Class A shares); and Mr. Stephen Fish, PO Box 665, Avon, CT 06001-0665, who held 914,840 Class A shares of the Fund (approximately 6.5% of the outstanding Class A shares). As of March 9, 2001, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of Massachusetts Money Market
Series: J.W. Childs Equity Partners, LP PLEDGE ACCOUNT FLEET, National Bank, Allan Dowds, 1 Federal St, 21st Floor, Boston, MA 02110-2003, who held 2,221,654 Class A shares of the Fund (approximately 13.2% of the outstanding Class A shares); and Adam L. Suttin & Hope E Suttin JT TEN, 47 Palmer Rd, Newton, MA 02468, who held 2,802,020 Class A shares of the Fund (approximately 16.6% of the outstanding Class A shares).



    On March 9, 2001, there were 184,072,022 Class A shares, issued and outstanding of Tax-Free Money Fund. As of March 9, 2001, there were no shareholders who owned beneficially or of record 5% or more of the outstanding Class A shares of Tax-Free Money Fund. Shareholders of Tax-Free Money Fund are not entitled to vote on either Merger.



    As of March 9, 2001, the Trustees/Directors and officers of Municipal Series Fund and Tax-Free Money Fund owned, in the aggregate, less than 1% of each Series' and Tax-Free Money Fund's total outstanding shares, respectively. Prudential Securities Incorporated intends to vote any shares of a Series for which it has direct voting authority FOR Proposal No. 1.


VOTE REQUIRED


    APPROVAL OF THE MERGER WITH RESPECT TO EACH SERIES REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE MEETING, IF A QUORUM IS PRESENT WITH RESPECT TO SUCH SERIES.


                                    SYNOPSIS

    The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement and Plan of Reorganizations (the Agreement, the form of which is attached as Attachment A), and in the Prospectuses of each Series and Tax-Free Money Fund, which are incorporated into this Proxy Statement by reference. Shareholders should read this Proxy Statement and the Prospectus of Tax-Free Money Fund for more complete information.


    The Mergers would transfer all of the assets and liabilities of each Series into Tax-Free Money Fund, a larger mutual fund also managed by Prudential Investments Fund Management LLC (PIFM), for which PI also acts as investment adviser. For each Series as to which the Merger is approved, that Series will cease to exist and current shareholders of that Series will become shareholders of Tax-Free Money Fund.


INVESTMENT OBJECTIVES AND POLICIES

    Each Series and Tax-Free Money Fund have similar investment objectives and policies. The investment objective of each of Connecticut Money Market Series and Massachusetts Money Market Series is to provide the highest level of current income that is exempt from state income tax (Connecticut and Massachusetts, respectively) and federal income tax consistent with liquidity and the preservation of capital. Each Series seeks to achieve its respective investment objective by investing primarily in short-term state (Connecticut or Massachusetts, as applicable) and local municipal fixed-income securities, as well as short-term obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income exempt from those state and federal taxes. Each Series invests in its applicable state obligations which are high-quality money market instruments with effective remaining maturities of 13 months or less.

    Tax-Free Money Fund's investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. Tax-Free Money Fund also seeks to achieve its objective by investing in high-quality money market instruments which are short-term debt obligations issued by states, territories and possessions of the U.S. and by the District of Columbia.

    Each Series and Tax-Free Money Fund may also invest in certain private activity bonds and securities with demand features and attempt to maintain a net asset value of $1 per share.


    The investment objectives of each Series and Tax-Free Money Fund primarily differ in that Tax-Free Money Fund does not seek to provide income that is exempt from state income taxes. This means that if the Merger with respect to your Series occurs, income from your investment in Tax-Free Money Fund will likely be subject to income taxation by your state of residence.


    Each Series and Tax-Free Money Fund have the same manager (PIFM), the same investment adviser (PI), the same investment team (Money Market Sector Team) and team leader (Joseph Tully). The Money Market Sector Team, which is primarily responsible for overseeing the day-to-day management of each Series and Tax-Free Money Fund, utilizes a similar investment approach in selecting investments for each Series and Tax-Free Money Fund consistent with their respective investment objectives. The address of PIFM is Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077. PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of January 31, 2001, PIFM served as the manager to all 43 of the Prudential mutual funds, and as manager or administrator to 20 closed-end investment companies, with aggregate assets of approximately $109 billion.



    The benchmark index for each Series and Tax-Free Money Fund is the iMoneyNet, Inc. Average. It is based upon the average return of all mutual funds in the iMoneyNet, Inc. Tax-Free Stock Broker & General Purpose (SB & GP) Average category, although each Series uses its applicable state specific category of this benchmark. iMoneyNet, Inc. was formerly known as IBC Financial Data, Inc.



    While each Series and Tax-Free Money Fund make every effort to achieve their investment objective, they can't guarantee success.


PURCHASES, REDEMPTIONS, EXCHANGES AND DISTRIBUTIONS


    With one exception discussed below, the purchase, redemption and exchange policies of each Series and Tax-Free Money Fund are identical and are not expected to change after the Mergers. Unlike the Series, Tax-Free Money Fund is not available as a sweep vehicle through the corporate COMMAND-SM- Account Program or the Prudential BusinessEdge-SM- Account Program (collectively, the Account Programs). Therefore, most shareholders that had designated either Series as the sweep vehicle through these programs have chosen another fund as a sweep vehicle and are no longer shareholders of either Series. Shareholders that had designated either Series as the sweep vehicle through the Account Programs and have not chosen another fund as a sweep vehicle, remained shareholders of the relevant Series on the Record Date and will be entitled to vote on the Merger of their Series. These shareholders should be aware that since Tax-Free Money Fund is not available as a sweep vehicle through the Account Programs, if the Merger of their Series is approved they will be contacted by their financial adviser to discuss their options. As discussed below, the Account Programs offer integrated financial services that link together various product components with the ability to invest in shares of the Series. For more information on how to buy, sell and exchange shares of the Series and Tax-Free Money Fund, refer to their Prospectuses.


    Each Series and Tax-Free Money Fund distributes dividends out of any net investment income, plus short-term capital gains, to shareholders every month. As discussed above, each Series' dividends are exempt from personal income taxes imposed upon residents of Connecticut or Massachusetts, as applicable. Tax-Free Money Fund's dividends will likely not be exempt from any state income taxes. Although the Series and Tax-Free Money Fund are not likely to realize long-term capital gains because of the types of securities they purchase, any realized net long-term capital gains will typically be paid to shareholders once a year.

THE PROPOSED MERGERS


    Shareholders of each Series will be asked at the Meeting to vote upon and approve the Agreement, under which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, Tax-Free Money Fund whereupon the separate existence of each Series will cease and Tax-Free Money Fund will be the surviving mutual fund, and each whole and fractional share of each Series shall be exchanged for whole and fractional shares of equal net asset value of Class A shares of Tax-Free Money Fund, on or about the Closing Date. Shareholders holding Series shares in certificate form may receive certificates representing their Tax-Free Money Fund shares by sending the certificate to Prudential Mutual Fund Services LLC, accompanied by a written request for such exchange. Approval of each Merger will be determined solely by approval of the shareholders of the relevant Series. Shareholders of each Series will vote separately on whether to approve the Merger of their Series into Tax-Free Money Fund. No vote by shareholders of Tax-Free Money Fund is required.


    Due to the nature of each Series, Tax-Free Money Fund and their respective portfolios, it is anticipated that the Mergers will not qualify as tax-free reorganizations for federal income tax purposes and that each Series will treat the Merger as taxable. However, it is contemplated that the total gain to be recognized by each Series (and distributed to their respective shareholders prior to the Merger) will be insignificant. Moreover, because each Series' net asset value is, and has always been, equal to $1.00 per share, it is not anticipated that any shareholder will recognize gain or loss on the exchange of shares of either Series for shares of Tax-Free Money Fund.

EXPENSE STRUCTURES


    Municipal Series Fund, on behalf of each Series, and Tax-Free Money Fund pays a management fee to PIFM for managing its investment operations and administering its business affairs. The management fee is calculated daily and paid to PIFM every month. Effective January 1, 2000, PIFM pays PI a fee for providing advisory services of .25 of 1% of the average daily net assets of each Series and Tax-Free Money Fund. Municipal Series Fund, on behalf of each Series, has agreed to pay a management fee to PIFM at an annual rate of .50 of 1% of the average daily net assets of each such Series, with no breakpoints. Tax-Free Money Fund has agreed to pay a management fee to PIFM with breakpoints which lower the management fee as fund size increases so that PIFM's contractual fee is .50 of 1%, .425 of 1% and .375 of 1%, of Tax-Free Money Fund's average daily net assets up to $750 million, between $750 million and $1.5 billion, and in excess of $1.5 billion, respectively. Since Tax-Free Money Fund's assets do not currently exceed $750 million, Tax-Free Money Fund currently pays PIFM the same annual rate as each Series, .50 of 1%.



    The management fee paid by Municipal Series Fund, on behalf of each Series, and Tax-Free Money Fund covers PIFM's oversight of each Series' and Tax-Free Money Funds' respective investment portfolios. PIFM also administers Municipal Series Fund's, including the Series', and Tax-Free Money Fund's corporate affairs and, in connection therewith, furnishes the Funds' office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers and employees of PIFM serve as officers and Trustees/Directors of the Funds without compensation.



    Each Series' and Tax-Free Money Fund's distribution expense structures are the same. Prudential Investment Management Services LLC (the Distributor), a wholly-owned subsidiary of Prudential, serves as the distributor of each Series' and Tax-Free Money Fund's shares. Each Series and Tax-Free Money Fund pay the Distributor a distribution and service (12b-1) fee at an annual rate of .125 of 1% of their respective average daily net assets. The Distributor incurs the expenses of distributing each Series' and Tax-Free Money Fund's shares, including commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of shares, including lease, utility, communications and sales promotion expenses.



    Each Series and Tax-Free Money Fund also pay certain other expenses in connection with their operations, including accounting, legal, audit and registration expenses. Other expenses incurred by Connecticut Money Market Series and Massachusetts Money Market Series for the fiscal year ending
August 31, 2000 were .195% and .215%, respectively, and for Tax-Free Money Fund for the fiscal year ending December 31, 2000 was .175%. Although the basis for calculating these fees and expenses is the same for Tax-Free Money Fund and each Series, the per share effect on shareholder returns is affected by their relative size. Combining Tax-Free Money Fund with each Series will somewhat reduce certain expenses. For example, only one annual audit of the combined Fund will be required rather than separate audits of Tax-Free Money Fund and each Series as is currently required.



    If shareholders approve the Merger with respect to a Series, Tax-Free Money Fund's expense structure will apply with respect to that Series. Assuming continuation of Tax-Free Money Fund's expenses as of December 31, 2000, this expense structure would somewhat decrease the total operating expenses incurred by shareholders of each Series calculated as of December 31, 2000. If the proposed Merger is not approved with respect to a Series, such Series will continue with its current fee structure. For more information about each Series' and Tax-Free Money Fund's current fees, refer to their Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Mergers are approved.


    Overall, the proposed Mergers would provide each Series' shareholders with the following benefits:

    - the opportunity to participate in a larger fund with an investment objective and policies similar to each Series' investment objective and policies, which may be able to more effectively pursue its investment objective at a reasonable cost to shareholders;

    - greater diversification of assets;


    - annual operating expenses for each Series' shares are expected to be somewhat lower than those currently of the Series (approximately 2 and 4 basis points lower for Connecticut and Massachusetts Money Market Series, respectively); and


    - reduced concerns relating to inadequate supply of state specific municipal bonds.

    THE BOARD OF TRUSTEES OF THE MUNICIPAL SERIES FUND BELIEVES THAT THE MERGERS WILL BENEFIT EACH SERIES' SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE MERGER WITH RESPECT TO THEIR SERIES.


COMPARATIVE FEES AND EXPENSES TABLES



    These tables show the fees and expenses that you may pay if you buy and hold shares of Connecticut Money Market Series and Massachusetts Money Market Series and of Class A shares of Tax-Free Money Fund. The Annual Operating Expenses table also shows the pro forma fees for the combined fund after giving effect to the Mergers.



    The tables show fees and expenses for the Series and Tax-Free Money Fund for the fiscal year ended August 31, 2000 and December 31, 2000, respectively. The pro forma combined figures are based on December 31, 2000 amounts.



    AS PREVIOUSLY DISCUSSED, MOST SHAREHOLDERS THAT HAD DESIGNATED EITHER SERIES AS THE SWEEP VEHICLE THROUGH THE ACCOUNT PROGRAMS (THE SWEEP SHAREHOLDERS) HAVE CHOSEN ANOTHER FUND AS A SWEEP VEHICLE. THEREFORE, AS OF MARCH 9, 2001, SUCH PERSONS WERE NO LONGER SHAREHOLDERS OF EITHER SERIES. IF THE FOREGOING INFORMATION WAS TAKEN INTO ACCOUNT, THE PRO FORMA COMBINED TAX-FREE MONEY FUND EXPENSES REFLECTED IN THE TABLES WOULD HAVE BEEN HIGHER. IF ONE OR BOTH MERGERS ARE APPROVED, THE FEES AND EXPENSES OF THE COMBINED FUND ARE EXPECTED TO BE SUBSTANTIALLY THE SAME AS THE CURRENT FEES AND EXPENSES OF TAX-FREE MONEY FUND.

SHAREHOLDER FEES(1)
  (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                       TAX-FREE
                                                       CONNECTICUT    MASSACHUSETTS   MONEY FUND
                                                       MONEY MARKET   MONEY MARKET      CLASS A
                                                          SERIES         SERIES         SHARES
                                                       ------------   -------------   -----------
Maximum sales charge (load) imposed on purchases (as
  a percentage of offering price)....................    None           None           None
Maximum deferred sales charge (load) (as a percentage
  of the lower of original purchase price or sale
  proceeds)..........................................    None           None           None
Maximum sales charge (load) imposed on reinvested
  dividends and other distributions..................    None           None           None
Redemption fees......................................    None           None           None
Exchange fee.........................................    None           None           None



ANNUAL OPERATING EXPENSES
  (DEDUCTED FROM ASSETS)



                                                                                               PRO FORMA
                                                                               TAX-FREE         COMBINED
                                               CONNECTICUT    MASSACHUSETTS   MONEY FUND        TAX-FREE
                                               MONEY MARKET   MONEY MARKET      CLASS A        MONEY FUND
                                                  SERIES         SERIES         SHARES*     CLASS A SHARES*
                                               ------------   -------------   -----------   ----------------
Management fees..............................     .500%           .500%          .500%             .500%
+ Distribution and service (12b-1) fees......     .125%           .125%          .125%             .125%
+ Other expenses.............................     .195%           .215%          .175%             .140%
= TOTAL ANNUAL OPERATING EXPENSES............     .820%           .840%          .800%             .765%


------------------------


 (1) Your broker may charge you a separate or additional fee for purchases and sales of shares.



   * As a result of the above described redemptions by the Sweep Shareholders, the net assets of each Series have substantially declined since
     December 31, 2000. Therefore, if one or both Mergers are approved, the expenses of the combined Fund will not be those reflected in the pro forma combined Tax-Free Money Fund class A shares column but rather are expected to be substantially the same as those reflected in the Tax-Free Money Fund Class A shares column.


EXAMPLES OF THE EFFECT OF SERIES AND TAX-FREE MONEY FUND EXPENSES


    The following table illustrates the expenses on a hypothetical $10,000 investment in each Series and Tax-Free Money Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.



                                                                                         PRO FORMA
                                                                         TAX-FREE         COMBINED
                                         CONNECTICUT    MASSACHUSETTS   MONEY FUND        TAX-FREE
                                         MONEY MARKET   MONEY MARKET      CLASS A        MONEY FUND
                                            SERIES         SERIES         SHARES*     CLASS A SHARES*
                                         ------------   -------------   -----------   ----------------
1 Year.................................     $   84          $   86         $ 82             $ 78
3 Years................................     $  262          $  268         $255             $244
5 Years................................     $  455          $  466         $444             $425
10 Years...............................     $1,014          $1,029         $990             $948


------------------------


   * As a result of the above described redemptions by the Sweep Shareholders, the net assets of each Series have substantially declined since
     December 31, 2000. Therefore, if one or both Mergers are approved, the expenses of the combined Fund will not be those reflected in the pro forma combined Tax-Free Money Fund class A shares column but rather are expected to be substantially the same as those reflected in the Tax-Free Money Fund Class A shares column.

    These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under total annual operating expenses remain the same in the years shown. The examples also assume a stable shareholder base, but in fact the shareholder base of each Series has, at times, declined in recent years. A continued decline would result in higher per share expenses going forward. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of either Series or Tax-Free Money Fund.


PRO FORMA CAPITALIZATION AND RATIOS


    The following table shows the capitalization of each Series and Tax-Free Money Fund as of December 31, 2000, and the pro forma combined capitalization as if the Merger, with respect to each Series, had occurred on that date.



    AS PREVIOUSLY DISCUSSED, MOST SWEEP SHAREHOLDERS THAT HAD DESIGNATED EITHER SERIES AS THE SWEEP VEHICLE THROUGH THE ACCOUNT PROGRAMS HAVE CHOSEN ANOTHER FUND AS A SWEEP VEHICLE. THEREFORE, AS OF MARCH 9, 2001, SUCH PERSONS WERE NO LONGER SHAREHOLDERS OF EITHER SERIES. IF THE FOREGOING INFORMATION WAS TAKEN INTO ACCOUNT, CERTAIN NUMBERS REFLECTED IN THE TABLES WOULD HAVE CHANGED. THE NET ASSETS AND SHARES OUTSTANDING WOULD HAVE BEEN $17,488,000 AND 17,488,000, AND $25,602,000 AND 25,602,000 FOR CONNECTICUT MONEY MARKET SERIES AND MASSACHUSETTS MONEY MARKET SERIES, RESPECTIVELY. IF BOTH MERGERS ARE APPROVED, THE COMBINED FUND IS EXPECTED TO HAVE APPROXIMATELY $195,019,000 IN ASSETS AND APPROXIMATELY 195,019,000 SHARES OUTSTANDING. IF ONE OR BOTH MERGERS ARE APPROVED, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS OF THE COMBINED FUND IS EXPECTED TO BE SUBSTANTIALLY THE SAME AS THE CURRENT RATIO OF TAX-FREE MONEY FUND.



                                                                                         PRO FORMA
                                                                         TAX-FREE         COMBINED
                                        CONNECTICUT    MASSACHUSETTS    MONEY FUND        TAX-FREE
                                        MONEY MARKET    MONEY MARKET      CLASS A        MONEY FUND
                                           SERIES          SERIES         SHARES*     CLASS A SHARES*
                                        ------------   --------------   -----------   ----------------
Net Assets (000s).....................    $81,127         $109,958      $  163,960        $355,045
Net Asset Value Per Share.............    $  1.00         $   1.00      $     1.00        $   1.00
Shares Outstanding (000s).............     81,127          109,958         163,960         355,045


------------------------


   * As a result of the above described redemptions by the Sweep Shareholders, the net assets of each Series have substantially declined since
     December 31, 2000. Therefore, if one or both Mergers are approved, the net assets and shares outstanding of the combined Fund will not be those reflected in the pro forma combined Tax-Free Money Fund class A shares column but rather are expected to be those described in the above paragraph.



    The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets (based upon average weighted shares outstanding during the relevant period) of each Series for the twelve-month period ended August 31, 2000 and of Tax-Free Money Fund for the twelve-month period ended December 31, 2000. The ratios also are shown on a pro forma combined basis as of December 31, 2000.



                                                                                               PRO FORMA
                                                                                                COMBINED
                               CONNECTICUT        MASSACHUSETTS           TAX-FREE              TAX-FREE
                               MONEY MARKET        MONEY MARKET          MONEY FUND            MONEY FUND
                                  SERIES              SERIES          CLASS A SHARES*       CLASS A SHARES*
                              --------------      --------------      ----------------      ----------------
Ratio of expenses to average
net assets..................           .820%               .840%              .800%                   .765%
Ratio of net investment
income to average net
assets......................           2.90%               3.05%              3.38%                   3.36%


------------------------


   * As a result of the above described redemptions by the Sweep Shareholders, the net assets of each Series have substantially declined since
     December 31, 2000. Therefore, if one or both Mergers are approved, the ratio of expenses to average net assets of the combined Fund will not be that reflected in the pro forma combined Tax-Free Money Fund class A shares column but rather is expected to be substantially the same as that reflected in the Tax-Free Money Fund class A shares column.

PERFORMANCE COMPARISONS OF THE SERIES AND TAX-FREE MONEY FUND



    The following table compares each Series' and Tax-Free Money Fund's average annual total returns for the periods set forth below. Average annual total returns and yields are after deduction of expenses. Average annual total returns and yields fluctuate from time to time, are based on past results and are not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



                          AVERAGE ANNUAL TOTAL RETURNS



                       (PERIODS ENDED DECEMBER 31, 2000)



                                         ONE YEAR    FIVE YEARS    TEN YEARS    SINCE INCEPTION
                                        ----------   -----------   ----------   ----------------
Connecticut Money Market Series.......      3.17%        2.63%          N/A          2.82%
                                                                                (since 8-5-1991)
Massachusetts Money Market Series.....      3.35%        2.87%          N/A          2.81%
                                                                                (since 8-5-1991)
Tax-Free Money Fund (Class A                3.42%        2.94%         2.89%         4.17%
  Shares).............................                                          (since 8-2-1979)



YIELD*                                                                            TAXABLE EQUIVALENT
(AS OF DECEMBER 31, 2000)                                   7 DAY CURRENT YIELD        YIELD**
-------------------------                                   -------------------   ------------------
Connecticut Money Market Series...........................               3.62%                6.28%
Massachusetts Money Market Series.........................               3.91%                7.36%
Tax-Free Money Fund.......................................               3.83%                6.34%


------------------------

   * Some investors may be subject to the federal alternative minimum tax and, with respect to each Series, state or local taxes.


  ** Tax-equivalent yield is calculated based on a federal tax rate of 39.6% and with respect to each Series the applicable state income tax rate is included also.


FORMS OF ORGANIZATION


    Connecticut Money Market Series and Massachusetts Money Market Series are each non-diversified series of Municipal Series Fund, which is an open-end management investment company organized as a Massachusetts business trust under Massachusetts law pursuant to a Declaration of Trust dated May 18, 1984, as amended and restated August 17, 1994 (as so amended and restated, the Declaration of Trust). Tax-Free Money Fund is a diversified, open-end management investment company organized as a Maryland corporation pursuant to Articles of Incorporation dated March 22, 1979, as amended and restated February 21, 1997 (as so amended and restated, the Articles of Incorporation). Municipal Series Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in separate series, two of which are currently designated as the Connecticut Money Market Series and Massachusetts Money Market Series. Connecticut Money Market Series and Massachusetts Money Market Series offer only one class of shares. The other six series currently designated by Municipal Series Fund are the Florida Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Money Market Series and Pennsylvania Series. Each of the Florida Series, Massachusetts Series, New Jersey Series and New York Series is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value, divided into four classes, designated Class A, Class B, Class C and Class Z. The Pennsylvania Series is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value, divided into three classes, designated Class A, Class B and Class C. Each of the Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series are authorized to issue an unlimited number of shares of beneficial interest, $.01 par value, of one class. Tax-Free Money Fund is authorized to issue 3 billion shares of common stock, $.01 par value, 1.5 billion of which are designated as Class A shares, and 1.5 billion of which are designated as Class Z shares. Currently, Tax-Free Money Fund offers only Class A shares.



    Tax-Free Money Fund is a Maryland corporation and the rights of its shareholders are governed by its Articles of Incorporation, By-Laws and the Maryland General Corporation Law. Municipal Series Fund is a Massachusetts business trust and the rights of its shareholders are governed by its Declaration of Trust, By-Laws and applicable Massachusetts law.


    Generally, neither Fund is required to hold annual meetings of its shareholders. Each Fund is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director/Trustee when requested in writing to do so by the holders of at least 10% of the Fund's outstanding shares. In addition, each Fund is required to call a meeting of shareholders for the purpose of electing Directors/Trustees to fill any existing vacancies on the Board of Directors/Trustees if, at any time, less than a majority of the Directors/Trustees holding office at that time were elected by the holders of the outstanding voting securities.

    Under the Declaration of Trust, Municipal Series Fund shareholders are entitled to vote only with respect to the following matters: (1) the election or removal of Trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940, as amended (the 1940 Act); (3) any amendment of the Declaration of Trust, other than amendments to change Municipal Series Fund's name, authorize additional series of shares, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision contained therein, or if they deem it necessary to conform the Declaration of Trust to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (the Code); (4) any termination or reorganization of Municipal Series Fund to the extent and as provided in the Declaration of Trust; (5) a determination as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Municipal Series Fund or its shareholders, to the same extent as the shareholders of a Massachusetts business corporation would be entitled to vote on such a determination; (6) with respect to any plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act; and (7) such additional matters relating to Municipal Series Fund as may be required or authorized by law, the Declaration of Trust, Municipal Series Fund's By-Laws, or any registration of Municipal Series Fund with the Commission or any state securities commission, or as the Trustees may consider necessary or desirable. Municipal Series Fund shareholders also vote upon changes in fundamental investment policies or restrictions.

    The Declaration of Trust provides that a "Majority Shareholder Vote" of Municipal Series Fund is required to decide most questions upon which shareholders vote. "Majority Shareholder Vote" means the vote of the holders of a majority of shares, which shall consist of: (i) a majority of shares represented in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum, as determined in accordance with the By-Laws, is present; (ii) a majority of shares issued and outstanding and entitled to vote when action is taken by written consent of shareholders; or (iii) a "majority of the outstanding voting securities," as that phrase is defined in the 1940 Act, when action is taken by shareholders with respect to approval of an investment advisory or management contract or an underwriting or distribution agreement or continuance thereof.

    Shareholders of Tax-Free Money Fund are entitled to one vote for each share on all matters submitted to a vote of its shareholders under Maryland law. Approval of certain matters, such as an amendment to the charter, a merger, consolidation or transfer of all or substantially all assets, dissolution and removal of a Director, requires the affirmative vote of a majority of the votes entitled to be cast. A plurality of votes cast is required to elect Directors. Other matters require the approval of the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present.

    Municipal Series Fund's and Tax-Free Money Fund's By-Laws each provide that a majority of the outstanding shares shall constitute a quorum for the transaction of business at a shareholders' meeting. Matters requiring a larger vote by law or under the organization documents for either Fund are not affected by such quorum requirements.

    With respect to shareholder liability, under Maryland law, Tax-Free Money Fund's shareholders have no personal liability as such for Tax-Free Money Fund's acts or obligations. Under Massachusetts law, Municipal Series Fund's shareholders, under certain circumstances, could be held personally liable for Municipal Series Fund's obligations. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of Municipal Series Fund and requires that notice of such disclaimer be given in every written obligation, contract, instrument, certificate, share, other security of Municipal Series Fund or undertaking made or issued by the Trustees. The Declaration of Trust provides for indemnification out of the applicable series' property for all losses and expenses of any shareholder held personally liable for Municipal Series Fund's obligations solely by reason of his or her being or having been a Municipal Series Fund shareholder and not because of his or her acts or omissions or some other reason. Thus, Municipal Series Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote since it is limited to circumstances in which a disclaimer is inoperative or Municipal Series Fund itself would be unable to meet its obligations.

    With respect to the liability and indemnification of Directors under Maryland law, a Director or officer of Tax-Free Money Fund is not liable to Tax-Free Money Fund or its shareholders for monetary damages for breach of fiduciary duty as a Director or officer except to the extent of such exemption from liability or limitation thereof is not permitted by law, including under the 1940 Act. Tax-Free Money Fund's By-Laws provide that its Directors and officers will not be liable to Tax-Free Money Fund, and may be indemnified for liabilities, for any action or failure to act, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

    With respect to the liability and indemnification of Trustees of Municipal Series Fund, under Municipal Series Fund's Declaration of Trust, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred or paid by him or her in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, and against amounts paid or incurred by him in the settlement thereof, unless such Trustee has acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.

    Under the 1940 Act, a Director of Tax-Free Money Fund and a Trustee of Municipal Series Fund may not be protected against liability to Tax-Free Money Fund or Municipal Series Fund, respectively, and their security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties. The staff of the Commission interprets the 1940 Act to require additional limits on indemnification of Directors, Trustees and officers.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Each Series and Tax-Free Money Fund is subject to the risks normally associated with funds that invest in municipal bonds.

    As described more fully below, each Series and Tax-Free Money Fund have similar investment objectives, policies and permissible investments.

    As discussed below, one of the principal differences in the investment policies of each Series and Tax-Free Money Fund is that unlike Tax-Free Money Fund, each Series also seeks interest income that is exempt from state taxes (Connecticut or Massachusetts, as applicable). Because each Series concentrates its investments in Connecticut or Massachusetts obligations (as applicable), it is more susceptible to economic, political and other developments that may adversely affect issuers of state obligations than a municipal money market fund that is not as geographically concentrated.


    Because each Series and Tax-Free Money Fund normally invest in high-quality money market municipal obligations, the Series and Tax-Free Money Fund have similar levels of risk. As of December 31, 2000, each of Connecticut Money Market Series and Massachusetts Money Market Series, invested 100% of its total assets in municipal bonds. As of December 31, 2000, Tax-Free Money Fund invested 100% of its total assets in municipal bonds. Investments in high-quality money market municipal obligations expose each Series and Tax-Free Money Fund to the following risks:


    - Credit risk -- the risk that the borrower can't pay back the money borrowed or make interest payments when they are due

    - Market risk -- the risk that the obligations will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the issuer or in an industry

    - Tax risk -- the risk that the relevant income tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal obligations from such taxes


    - Illiquidity risk -- the risk that state specific municipal bonds may be difficult to value precisely and sell at time or price desired, in which case valuation would depend more on investment adviser's judgment than is generally the case with other types of municipal bonds (greater for each Series)



    Because each Series primarily invests in state specific municipal bonds, its investments are subject to certain additional risks:



    - Concentration risk -- the risk that obligations may lose value because of political, economic or other events affecting Connecticut or Massachusetts issuers, as applicable



    - Nonappropriation risk -- the risk that the state or municipality may not include the bond obligations in future budgets



    - Non-Diversification Risk -- the risk that the ability to invest a greater percentage of assets in an issuer will expose the Series to greater risk from any single municipal, economic, political, regulatory or other event that impacts such issuers



    Each Series' and Tax-Free Money Fund's investments in municipal asset-backed securities are also subject to prepayment risk, which is the risk that the underlying obligations may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require a fund to reinvest in lower-yielding obligations. There is also the risk that a Series or Tax-Free Money Fund will sell a security for a price that is higher or lower than the value attributed to the security through their authorized cost valuation procedures, which could affect their ability to maintain a net asset value of $1 per share.



    An investment in a Series or Tax-Free Money Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Series and Tax-Free Money Fund seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series or Tax-Free Money Fund. For a more complete discussion of the risks associated with each Series or Tax-Free Money Fund, please refer to the "Risk/Return Summary" or the section entitled "Investment Risks" in each Series' and Tax-Free Money Fund's Prospectuses.

                       INVESTMENT OBJECTIVES AND POLICIES

    If the Mergers are approved, the shareholders of each Series will become shareholders of Tax-Free Money Fund. The following information compares the objectives and policies of each Series and Tax-Free Money Fund.

INVESTMENT OBJECTIVES


    Each Series and Tax-Free Money Fund have similar investment objectives and policies. The investment objective of Connecticut Money Market Series and Massachusetts Money Market Series is to provide the highest level of current income that is exempt from state income tax (Connecticut and Massachusetts, respectively) and federal income tax consistent with liquidity and the preservation of capital. Tax-Free Money Fund's investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The investment objectives primarily differ in that, unlike each Series, Tax-Free Money Fund is not limited to investing in any particular state (such as Connecticut or Massachusetts) or local municipal obligations. Each Series' dividends are exempt from Connecticut or Massachusetts, as applicable, personal income taxes for residents of such states. Tax-Free Money Fund's dividends, however, will likely not be exempt from any state income taxes. Therefore, shareholders of each Series should recognize that if the Merger occurs with respect to their Series, income from their investment in Tax-Free Money Fund will likely be subject to Connecticut or Massachusetts state income taxes, as applicable. The Series and Tax-Free Money Fund have the same Manager (PIFM), investment adviser (PI), the same investment team (Money Market Sector Team) and team leader (Joseph Tully). The Money Market Sector Team, which is primarily responsible for overseeing the day-to-day management of each Series and Tax-Free Money Fund, utilizes a similar investment approach in selecting investments for each Series and Tax-Free Money Fund consistent with their investment objectives.


    The investment objective of each Series and Tax-Free Money Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of each Series and Tax-Free Money Fund, respectively. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of each Series and Tax-Free Money Fund can be changed without shareholder approval.


    For purposes of measuring their performance, each Series and Tax-Free Money Fund use the iMoneyNet, Inc. Average. It is based upon the average return of all mutual funds in the iMoneyNet, Inc. Tax-Free Stock Broker & General Purpose
(SB & GP) Average category, and in the case of the Series, the state specific category for Connecticut or Massachusetts, as applicable. iMoneyNet, Inc. was formerly known as IBC Financial Data, Inc.



    While each Series and Tax-Free Money Fund make every effort to achieve their investment objectives and maintain a net asset value of $1 per share, they cannot guarantee success.


PRINCIPAL INVESTMENT STRATEGIES

    Each Series and Tax-Free Money Fund have similar investment strategies, the main difference being that each Series primarily invests in state specific municipal money market obligations, whereas Tax-Free Money Fund invests in municipal money market obligations regardless of their state of origin. Connecticut Money Market Series and Massachusetts Money Market Series each seek to achieve their respective investment objective by investing primarily in short-term state (Connecticut and Massachusetts, respectively) and local municipal bonds, which are debt obligations or fixed-income securities, including notes, commercial paper and other securities, as well as short-term obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam), which pay interest income exempt from those state and federal income taxes. In pursuing its objective, each Series normally invests at least 80% of its total assets in state and municipal securities which pay income exempt from federal income taxes, which primarily will be Connecticut or Massachusetts obligations, as applicable, unless the investment adviser is unable to purchase state specific obligations that meet the investment policies of the respective Series. Each Series may hold certain private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT).

    Similarly, Tax-Free Money Fund seeks to achieve its investment objective by investing primarily in short-term debt obligations of state and local governments (including territories and possessions of the United States and the District of Columbia), municipal commercial paper, variable rate demand obligations and municipal asset-backed securities. Under normal circumstances, at least 80% of Tax-Free Money Fund's net assets are invested in money market instruments that pay income exempt from federal income taxes and which are not preference items for purposes of the AMT.

    Both Series and Tax-Free Money Fund invest in obligations which are high-quality money market instruments with effective remaining maturities of 13 months or less and try to maintain a net asset value of $1 per share. Each Series and Tax-Free Money Fund may invest in general obligation bonds or revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source or project. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project. Each Series and Tax-Free Money Fund may invest in "pre-refunded" or "refunded" bonds, which are obligations that are secured by U.S. Government securities held in escrow for the benefit of holders of such bonds. Tax-Free Money Fund will not invest more than 25% of its total assets in pre-refunded bonds of a single issuer, while neither Series has similar restrictions. Each Series and Tax-Free Money Fund may invest in longer-term securities that are accompanied by demand features, which allow each Series and Tax-Free Money Fund to demand repayment (within 13 months) of a debt obligation before the obligation is due.


    The obligations that each Series and Tax-Free Money Fund purchase must be of "eligible quality" which means a security: (i) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated the security, so rated by that NRSRO; (ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined by PI.



    Each Series and Tax-Free Money Fund may invest in variable rate or floating rate obligations and municipal asset backed securities. Each Series and Tax-Free Money Fund may purchase liquidity puts on municipal obligations that they purchase. Puts are the right to resell the instrument prior to the instrument's maturity. Each Series and Tax-Free Money Fund may invest in municipal lease obligations and insured municipal obligations.


    Unlike the Series, Tax-Free Money Fund may invest up to 10% of its total assets in shares of other investment companies, which can result in the duplication of management and advisory fees, and may also use reverse repurchase agreements (up to 5% of the value of its total assets), where Tax-Free Money Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

    Each Series and Tax-Free Money Fund may purchase new money market instruments as they are developed if their characteristics and features follow the rules governing money market mutual funds.

                  COMPARISON OF OTHER POLICIES OF EACH SERIES
                            AND TAX-FREE MONEY FUND

DIVERSIFICATION

    Tax-Free Money Fund is a diversified fund. This means that, with respect to 75% of Tax-Free Money Fund's total assets, Tax-Free Money Fund may not invest more than 5% of its total assets in the securities of a single issuer, and Tax-Free Money Fund may not hold more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities. In contrast, neither Series is diversified, which means that each Series may invest a higher percentage of its assets in securities of fewer issuers.

BORROWING

    Municipal Series Fund, on behalf of each Series, may borrow an amount up to 33 1/3% of the value of the Series' respective total assets for temporary, extraordinary or emergency purposes or for the clearance of transactions. Neither Series will purchase portfolio securities if its borrowings exceed 5% of assets. Tax-Free Money Fund may borrow money from banks up to and including 5% of the value of its total assets for temporary purposes.

LENDING

    Neither Series nor Tax-Free Money Fund can make loans, except through repurchase agreements.

ILLIQUID SECURITIES

    Each Series and Tax-Free Money Fund may hold up to 10% of its respective net assets in illiquid securities. Illiquid securities include certain securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days.

TEMPORARY DEFENSIVE INVESTMENTS


    Although PI normally invests each Series' assets according to its respective investment strategy, there are times when in response to adverse market, economic or political conditions, each Series may hold up to 100% of its assets in cash, cash equivalents or short-term investment-grade bonds that are not exempt from state, local and federal income taxation for temporary defensive purposes. Investing heavily in these securities limits a Series' ability to achieve its respective investment objective, but can help to preserve its respective assets. Tax-Free Money Fund currently does not have a temporary defensive investment policy.



    For more information about the risks and restrictions associated with these policies, see the Series' and Tax-Free Money Fund's Prospectuses and Statements of Additional Information, and for a more detailed discussion of the Series' and Tax-Free Money Fund's investments, see their respective Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.


                       OPERATIONS OF TAX-FREE MONEY FUND
                             FOLLOWING THE MERGERS


    Neither PIFM nor PI expects Tax-Free Money Fund to revise its investment policies, management or general investment approach as a result of the Mergers. In addition, because Joseph Tully serves as the investment team leader for each Series and Tax-Free Money Fund, neither PIFM nor PI anticipates any significant changes from either Series' management or general investment approach. The agents that provide each Series with services, such as its Custodian and Transfer Agent, who also provide these services to Tax-Free Money Fund, are not expected to change. Most, but not all, Trustees of Municipal Series Fund, of which each Series is a part, are the same individuals who serve as Directors of Tax-Free Money Fund.

The officers of Municipal Series Fund and Tax-Free Money Fund, with the exception of the secretary, are the same.



    All of the current investments of each Series are permissible investments for Tax-Free Money Fund. Nevertheless, PI may sell securities held by either Series or Tax-Free Money Fund between shareholder approval and the Closing Date of the Mergers as may be necessary or desirable in the ongoing management of each Series or Tax-Free Money Fund and the adjustment of each Series' or Tax-Free Money Fund's respective portfolio in anticipation of the Mergers. Transaction costs associated with such adjustments will be borne by the relevant Series or Tax-Free Money Fund, to the extent that each incurs such costs. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Tax-Free Money Fund.


                      PURCHASES, REDEMPTIONS AND EXCHANGES

PURCHASING SHARES

    The price to buy one share of each Series or Tax-Free Money Fund is the share's net asset value, or NAV. Each Series offers only one class of shares. Tax-Free Money Fund consists of Class A and Class Z shares, but only Class A shares are currently offered. Neither Series nor Tax-Free Money Fund impose sales charges on the shares they offer. Therefore, you will not be subject to any sales charges.


    Shares in each Series and Tax-Free Money Fund are purchased at the next NAV calculated after your investment is received and accepted. Each Series' and Tax-Free Money Fund's NAV is normally calculated once each business day at 4:30 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. Refer to each Series' and Tax-Free Money Fund's Prospectuses for more information regarding how to buy shares.



    The primary difference in the purchase and redemption policies of each Series and Tax-Free Money Fund is that the Series may be designated as the sweep vehicle through the Account Programs, while Tax-Free Money Fund may not be designated as the sweep vehicle through these programs. Therefore, most shareholders that had designated either Series as the sweep vehicle through these Account Programs have chosen another fund as a sweep vehicle and are no longer shareholders of either Series. Shareholders that had designated either Series as the sweep vehicle through the Account Programs and have not chosen another fund as a sweep vehicle, remained shareholders of the relevant Series on the Record Date and will be entitled to vote on the Merger of their Series. These shareholders should be aware that since Tax-Free Money Fund is not available as a sweep vehicle through the Account Programs, if the Merger of their Series is approved they will be contacted by their financial adviser to discuss their options. The Account Programs offer integrated financial services that link together various product components with the ability to invest in shares of the Series. See the Series' Prospectuses for more information regarding purchase and redemption policies.


REDEEMING SHARES


    For each Series and Tax-Free Money Fund, your shares will be sold at the next NAV calculated after your order is received and accepted. As discussed above, the difference between the redemption policies of each Series and Tax-Free Money Fund is that unlike each Series, Tax-Free Money Fund is not available as a sweep vehicle through the Account Programs. Refer to each Series' and Tax-Free Money Fund's Prospectuses for more information regarding how to sell shares.


MINIMUM INVESTMENT REQUIREMENTS


    For each Series and Tax-Free Money Fund, the minimum initial investment for a manual purchase is $1,000 and the minimum additional investment is $100. All minimum investment requirements are waived for certain custodial accounts for the benefit of minors. Each Series and Tax-Free Money Fund offer certain money market sweep purchase programs, although Tax-Free Money Fund is not available as a sweep vehicle through the Account Programs. Minimum investment requirements are also waived for certain money market sweep purchases. Refer to each Series' and Tax-Free Money Fund's Prospectuses for more information regarding minimum investment requirements and money market sweep purchase programs.


PURCHASES AND REDEMPTIONS OF EACH SERIES AND TAX-FREE MONEY FUND

    As of August 24, 2000, Municipal Series Fund stopped accepting orders to purchase or exchange into shares of either Series, except for reinvestment of dividends and/or distributions, participations in automatic investment plans and purchases made through certain money market sweep programs. Shareholders of each Series may redeem shares through the Closing Date of each Merger. If each Merger is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Tax-Free Money Fund.

EXCHANGES OF SERIES AND TAX-FREE MONEY FUND SHARES


    The exchange privilege currently offered by Tax-Free Money Fund is the same as that of each Series and is not expected to change after the Mergers. Shareholders of each Series and Tax-Free Money Fund may exchange their shares for Class A shares of certain other Prudential mutual funds, but cannot exchange shares for Class B, Class C or Class Z shares of another Prudential mutual fund, except that shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares. Refer to each Series' and Tax-Free Money Fund's Prospectuses for additional information regarding exchanges.


DIVIDENDS AND OTHER DISTRIBUTIONS


    Each Series and Tax-Free Money Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Each Series and Tax-Free Money Fund declares dividends, if any, daily, and distributes dividends, plus short-term capital gains, if any, monthly. Neither Series nor Tax-Free Money Fund anticipate realizing long-term capital gains or losses, although net long-term capital gains, if any, are distributed typically once a year. At or before the Closing Date, each Series shall declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gains.


            FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE MERGERS

    Due to the nature of each Series, Tax-Free Money Fund and their respective portfolios, it is anticipated that the Mergers will not qualify as tax-free reorganizations within the meaning of Section 368(a)(1) of the Code. Therefore, it is anticipated that each Series will treat the Merger as taxable. However, it is contemplated that the total gain to be recognized by each Series (and to be distributed to their respective shareholders prior to the Merger) will be insignificant. Moreover, because each Series' NAV is and has always been equal to $1.00 per share, it is not anticipated that any shareholder will recognize gain or loss on the exchange of shares of either Series for shares of Tax-Free Money Fund.

    As discussed above, Tax-Free Money Fund may purchase municipal obligations of any state, territory or possession of the United States and the District of Columbia. As a result, upon the consummation of each Merger, shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series that are residents in Connecticut or Massachusetts, respectively, will be subject to certain state income taxes with respect to that portion of Tax-Free Money Fund's income not earned from municipal obligations the income from which is exempt from Connecticut or Massachusetts state income taxes.


    Shareholders of each Series are advised to consult their own tax advisers regarding specific questions with respect to U.S. federal, state or local taxes, or foreign taxes. Please see the section entitled "The

Proposed Transactions -- U.S. Income Tax Considerations" and "Other Tax Considerations" for more information.


                           THE PROPOSED TRANSACTIONS

AGREEMENT AND PLAN OF REORGANIZATIONS

    The Agreement describes the terms and conditions under which the proposed transactions may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, the form of which is attached as Attachment A to this Proxy Statement.

    Due to the nature of the Series, Tax-Free Money Fund and their respective portfolios, it is anticipated that the Mergers will not qualify as tax-free reorganizations.


    The Agreement contemplates that at the Closing Date, each Series will transfer and deliver all of its assets to Tax-Free Money Fund, and that Tax-Free Money Fund will (a) assume all of the liabilities of each Series, and (b) issue and deliver to each Series the number of Class A shares of Tax-Free Money Fund as provided for in the Agreement. The assets of each Series to be acquired by Tax-Free Money Fund include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and other property owned by such Series, and any deferred or prepaid expenses shown as an asset on the books of such Series at the Closing Date. Tax-Free Money Fund will assume from each Series all liabilities, debts and obligations of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in the Agreement; provided, however, that Municipal Series Fund will use its best efforts to cause each Series to discharge all of its known liabilities prior to the Closing Date.


    Tax-Free Money Fund will deliver to each Series the number of full and fractional Class A shares of Tax-Free Money Fund having an aggregate net asset value equal to the value of the assets less the liabilities of such Series as of the Closing Date. Each Series will then distribute the Tax-Free Money Fund shares PRO RATA to its respective shareholders.

    The value of each Series' assets to be acquired by Tax-Free Money Fund and the amount of its liabilities to be assumed by Tax-Free Money Fund will be determined as of the close of business on the Closing Date, using the valuation procedures set forth in each Series' Prospectus and Statement of Additional Information. The net asset value of a Class A share of Tax-Free Money Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information. The valuation procedures are the same for each Series and Tax-Free Money Fund.


    Soon after the Closing Date, each Series will distribute to its shareholders of record, the Class A shares of Tax-Free Money Fund it receives, so that each shareholder of each Series will receive the number of full and fractional
Class A shares of Tax-Free Money Fund equal in value to the aggregate net asset value of shares of such Series held by such shareholder on the Closing Date. Each Series will then be terminated as soon as practicable. The distribution of Class A shares of Tax-Free Money Fund will be accomplished by opening accounts on the books of Tax-Free Money Fund in the names of each Series' respective shareholders and by transferring to such accounts shares of Tax-Free Money Fund. Each shareholder's account will be credited with the respective PRO RATA number of full and fractional Class A shares of Tax-Free Money Fund due that shareholder. Fractional shares of Tax-Free Money Fund shall be rounded to the third decimal place. Shareholders holding either Series' shares in certificate form may receive certificates representing their Tax-Free Money Fund shares by sending their certificates to Prudential Mutual Fund Services LLC, accompanied by a written request for such exchange.


    Immediately after each Merger, each former Series shareholder will own
Class A shares of Tax-Free Money Fund equal to the aggregate net asset value of that shareholder's shares of the respective Series immediately prior to the Merger. The net asset value per share of Tax-Free Money Fund will not be affected by the transaction. Thus, the Merger will not result in a dilution of any shareholder's pecuniary interest.

    Any transfer taxes payable upon issuance of shares of Tax-Free Money Fund in a name other than that of the registered holder of the shares on the books of a Series as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer.

    The completion of each Merger is subject to a number of conditions set forth in the Agreement, some of which may be waived by the relevant Series or Tax-Free Money Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE MERGERS


    The Boards of Trustees/Directors (the Boards) of Municipal Series Fund, of which each Series is a part, and Tax-Free Money Fund have determined that each Merger is in the best interests of the shareholders of each Series and Tax-Free Money Fund and that no Merger will result in a dilution of the pecuniary interests of the shareholders of either Series or Tax-Free Money Fund.


    In considering each Merger, each Board considered a number of factors, including the following:

    - the compatibility of the investment objective, policies and restrictions of each Series and Tax-Free Money Fund and the fact that Tax-Free Money Fund's portfolio is less susceptible to risks associated with investments concentrated in a single state;


    - the relative past, current and projected future growth in assets and investment performance of each Series and Tax-Free Money Fund;


    - the effect of the proposed transactions, individually and in the aggregate, on the expense ratios of each Series and Tax-Free Money Fund;


    - the costs of the Mergers, which will be paid for by Tax-Free Money Fund and each Series in proportion to their assets;


    - the tax consequences of the Mergers to each Series and its shareholders including the fact that: (i) the Mergers are anticipated not to qualify as tax-free reorganizations for federal income tax purposes; (ii) it is likely that there will be no significant federal tax consequences as a result of the Mergers; and (iii) if the Mergers are approved, shareholders who would otherwise have received income generally exempt from Connecticut or Massachusetts, as applicable, taxation will likely be subject to such state's taxation on income derived from Tax-Free Money Fund following the Mergers;


    - the potential benefits to the shareholders of each Series and Tax-Free Money Fund; and


    - other alternatives to each Merger including a continuance of a Series in its present form, a change of manager or investment objective, or a termination of the Series with the distribution of the cash proceeds to the Series' shareholders.


    PIFM and PI recommended each Merger to the Board of Municipal Series Fund, with respect to each Series, and of Tax-Free Money Fund at meetings of the Boards held on August 23, 2000 and November 15, 2000. In recommending the Mergers, PIFM and PI advised the Boards that each Series and Tax-Free Money Fund have similar investment objectives, policies and investment portfolios. PIFM and PI informed the Boards that each Series and Tax-Free Money Fund differed primarily with respect to each Series' investment emphasis in state specific municipal obligations and expense structures.

    The Boards considered that if either or both Mergers are approved, shareholders of the relevant Series should realize somewhat of a reduction in annual operating expenses paid on their investment.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    Tax-Free Money Fund was incorporated in Maryland on March 22, 1979. It is registered with the Commission as an open-end management investment company. Tax-Free Money Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into two classes, Class A and Class Z. Of the authorized shares of common stock of Tax-Free Money Fund, 1.5 billion shares consist of Class A shares and 1.5 billion shares consist of Class Z shares. Currently, Tax-Free Money Fund offers only Class A shares.

    Shares of Tax-Free Money Fund, when issued, are fully paid and nonassessable. There are no conversion, preemptive or other subscription rights. The dividend rights, the right of redemption and the privilege of exchange are described in Tax-Free Money Fund's Prospectus.

    Tax-Free Money Fund does not intend to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Shareholders of record of at least two-thirds of the outstanding shares of Tax-Free Money Fund may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of Tax-Free Money Fund's outstanding shares.


U.S. INCOME TAX CONSIDERATIONS



    Due to the nature of each Series, Tax-Free Money Fund and their respective portfolios, it is anticipated that the Mergers will not qualify as tax-free reorganizations within the meaning of Section 368(a)(1) of the Code. Therefore, it is anticipated that each Series will treat the Merger as taxable. It is expected that the total gain to be recognized by each Series (and distributed to its respective shareholders prior to the Merger) will be insignificant. Moreover, because each Series' NAV is and has always been equal to $1.00 per share, it is not anticipated that any shareholder will recognize gain or loss on the exchange of shares of either Series for shares of Tax-Free Money Fund.


    Shareholders of each Series should consult their tax advisers regarding the tax consequences to them, if any, of the Mergers in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Mergers, shareholders also should consult their tax advisers as to U.S. state, local and foreign tax consequences, if any, of the Mergers.


OTHER TAX CONSIDERATIONS



    Shareholders of each Series will likely be subject to Connecticut or Massachusetts, as applicable, state income taxes on income they receive from shares of Tax-Free Money Fund that they receive in the Mergers, assuming the shareholders are otherwise subject to Connecticut or Massachusetts income tax.


CONCLUSION

    The Agreement was approved by the Boards of Trustees/Directors of Municipal Series Fund and Tax-Free Money Fund at meetings held on August 23, 2000 and November 15, 2000. The Boards of each Fund determined that each Merger is in the best interests of shareholders of the respective Series and Tax-Free Money Fund, as applicable, and that the interests of existing shareholders of each Series and Tax-Free Money Fund would not be diluted as a result of the Mergers. If the shareholders of either Series do not approve the Merger with respect to such Series or if such Merger is not completed, such Series will continue to engage in business as a series of a registered investment company and the Board of Municipal Series Fund will consider other proposals for such Series, including proposals for the reorganization or liquidation of such Series.

                ADDITIONAL INFORMATION ABOUT TAX-FREE MONEY FUND


    Tax-Free Money Fund's Prospectus dated March 15, 2001, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Tax-Free Money Fund, including its investment objective and policies, Manager, investment adviser, advisory fees and expenses and procedures for purchasing and redeeming shares. The Prospectus also contains Tax-Free Money Fund's financial highlights for the fiscal period ended December 31, 2000. The audited financial statements of Tax-Free Money Fund for the fiscal year ended December 31, 2000 are included in Tax-Free Money Fund's Annual Report, which is also enclosed with this Proxy Statement.


                                 MISCELLANEOUS

LEGAL MATTERS


    Certain legal matters in connection with the issuance of Tax-Free Money Fund shares have been passed upon by Piper Marbury Rudnick & Wolfe, LLP. Certain legal matters in connection with the Mergers have been or will be passed upon, with respect to Massachusetts law, by Sullivan & Worcester, LLP, special counsel to Municipal Series Fund, and with respect to certain other legal matters by Swidler Berlin Shereff Friedman, LLP, counsel to Municipal Series Fund. Certain legal matters in connection with the Mergers have been or will be passed upon, with respect to Maryland law, by Piper Marbury Rudnick & Wolfe, LLP, special counsel to Tax-Free Money Fund, and with respect to certain other legal matters by Sullivan and Cromwell, counsel to Tax-Free Money Fund.


INDEPENDENT ACCOUNTANTS


    The audited financial statements of each Series and Tax-Free Money Fund for the fiscal periods ended August 31, 2000 and December 31, 2000, included in the applicable Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Series' Statement of Additional Information or in the Series' and Tax-Free Money Funds' Annual Reports to Shareholders for the fiscal years ended August 31, 2000 and December 31, 2000. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.


AVAILABLE INFORMATION


    Each Series and Tax-Free Money Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information filed by each Series and Tax-Free Money Fund can be inspected and copied in person at the Public Reference Room maintained by the Commission in Washington D.C. (for hours of operation, call 1-202-942-8090) and at the New York Regional Office of the Commission at 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained by mail from the Public Reference Section, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or by electronic request to the Commission's e-mail address, at prescribed rates (publicinfo@sec.gov) or at the Commission's website (http://www.sec.gov).

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES


    Please advise Prudential Municipal Series Fund, care of Prudential Investment Management Services LLC, Three Gateway Center, 14th Floor, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.


                             SHAREHOLDER PROPOSALS


    Any shareholder of either Series who wishes to submit a proposal to be considered by such Series' shareholders at the next meeting of shareholders of Connecticut Money Market Series or Massachusetts Money Market Series, as applicable, should send the proposal to Prudential Municipal Series Fund, Connecticut Money Market Series or Massachusetts Money Market Series, as applicable, c/o Deborah A. Docs, Secretary, at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board of Trustees of Municipal Series Fund makes the solicitation relating to such meeting in order to be included in the Series' proxy statement and form of proxy relating to that meeting and presented at the meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the applicable Series' proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. A shareholder who wishes to make a proposal at the next meeting of shareholders without including such proposal in the Series' proxy statement, must notify Municipal Series Fund, specifying the Series, at Municipal Series Fund's principal executive office, in a timely manner. If Proposal No. 1 is approved at the Meeting, there will likely not be any future shareholder meetings of either Series.


    Tax-Free Money Fund's By-Laws provide that it will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors of Tax-Free Money Fund not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of Connecticut Money Market Series and Massachusetts Money Market Series knows of no business to be presented at the Meeting other than the Proposals described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of each Series, as applicable, taking into account all relevant circumstances.

                                          By order of the Board of Trustees,

                                          DEBORAH A. DOCS

                                          SECRETARY


March 28, 2001


        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                    ATTACHMENT A


                     AGREEMENT AND PLAN OF REORGANIZATIONS



    Agreement and Plan of Reorganizations (Agreement) made as of the 16th day of March, 2001, by and between Prudential Municipal Series Fund (Municipal Series
Fund) -- on behalf of Connecticut Money Market Series and Massachusetts Money Market Series -- and Prudential Tax-Free Money Fund, Inc. (Tax-Free Money Fund and, collectively with Municipal Series Fund, the Funds and each individually, a
Fund). All covenants, agreements, representations, actions and obligations described herein made or to be taken or undertaken by each Series are made and shall be undertaken by Municipal Series Fund on behalf of each Series. The Municipal Series Fund is a business trust organized under the laws of the Commonwealth of Massachusetts and the Tax-Free Money Fund is a corporation organized under the laws of the State of Maryland. Each Fund maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of Tax-Free Money Fund are divided into two classes, designated Class A and Class Z. Currently, Tax-Free Money Fund only offers Class A shares. Shares of Connecticut Money Market Series and Massachusetts Money Market Series consist of one class of shares. Municipal Series Fund consists of eight series, two of which are the Massachusetts Money Market Series and Connecticut Money Market Series (collectively, the Series and each individually, a Series).


    Each reorganization will comprise the transfer of all of the assets of each of Connecticut Money Market Series and Massachusetts Money Market Series, respectively, in exchange for Class A shares of Tax-Free Money Fund, and Tax-Free Money Fund's assumption of the relevant Series' liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Tax-Free Money Fund to the shareholders of the respective Series, and the termination of each such Series as provided herein, all upon the terms and conditions as hereinafter set forth.

    In consideration of the promises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF EACH SERIES (CONNECTICUT MONEY MARKET SERIES OR MASSACHUSETTS MONEY MARKET SERIES, AS APPLICABLE) IN EXCHANGE FOR SHARES OF TAX-FREE MONEY FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND TERMINATION OF EACH SERIES.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Municipal Series Fund, on behalf of each Series, agrees to sell, assign, transfer and deliver the assets of each such Series, as set forth in paragraph 1.2, to Tax-Free Money Fund, and Tax-Free Money Fund agrees (a) to issue and deliver to each Series in exchange therefor the number of shares of Class A Common Stock in Tax-Free Money Fund determined by dividing the net asset value of the respective Series (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a share of Tax-Free Money Fund Class A Common Stock (computed in the manner and as of the time and date set forth in paragraph 2.2), and (b) to assume all of each Series' liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place with respect to each Series at the closing provided for in paragraph 3 (Closing).

    1.2 The assets of each Series to be acquired by Tax-Free Money Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and all other property of any kind owned by such Series and any deferred or prepaid expenses shown as assets on the books of such Series on the closing date provided in paragraph 3 (Closing Date). Tax-Free Money Fund has no plan or intent to sell or otherwise dispose of any assets of any Series, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, Tax-Free Money Fund will assume from each Series all debts, liabilities, obligations and duties of such Series of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Municipal Series Fund agrees to utilize its best efforts to cause each Series to discharge all of the known debts, liabilities, obligations and duties of such Series prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, each Series will declare and pay to its shareholders of record, dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of each of such Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gains, if any, for all taxable years through the Closing Date.


    1.5 On a date (Termination Date), as soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, each Series will distribute PRO RATA to its shareholders of record, determined as of the close of business on the Closing Date, the Class A shares of Tax-Free Money Fund received by such Series pursuant to paragraph 1.1 in exchange for their interest in such Series, and Municipal Series Fund will file with the Secretary of State of The Commonwealth of Massachusetts a Certificate of Termination terminating each Series. Such distribution will be accomplished by opening accounts on the books of Tax-Free Money Fund in the names of each Series' shareholders and transferring thereto the shares credited to the account of the respective Series on the books of Tax-Free Money Fund. Each account opened shall be credited with the respective PRO RATA number of Tax-Free Money Fund Class A shares due such Series' shareholders. Fractional shares of Tax-Free Money Fund shall be rounded to the third decimal place.



    1.6 Tax-Free Money Fund shall not issue certificates representing its shares in connection with the exchange. The parties agree that shareholders holding either Series' shares in certificate form may receive certificates representing their Tax-Free Money-Fund shares if they send the certificate to Prudential Mutual Fund Services LLC, accompanied by a written request for such exchange. With respect to any Series shareholder holding Series receipts for shares of beneficial interest as of the Closing Date, until Tax-Free Money Fund is notified by Municipal Series Fund's transfer agent that such shareholder has surrendered his or her outstanding Series receipts for shares of beneficial interest or, in the event of lost, stolen or destroyed receipts for shares of beneficial interest, posted adequate bond or submitted a lost certificate form, as the case may be, Tax-Free Money Fund will not permit such shareholder to
(1) receive dividends or other distributions on Tax-Free Money Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Tax-Free Money Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Tax-Free Money Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Tax-Free Money Fund shares in cash as provided in the preceding sentence, Tax-Free Money Fund shall pay such dividends or other distributions in additional Tax-Free Money Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of the Series. Each Series will, at its expense, request its shareholders to surrender their outstanding Series receipts for shares of beneficial interest, post adequate bond or submit a lost certificate form, as the case may be.


    1.7 Ownership of Tax-Free Money Fund shares will be shown on the books of the Tax-Free Money Fund's transfer agent. Shares of Tax-Free Money Fund will be issued in the manner described in Tax-Free Money Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of Tax-Free Money Fund in exchange for shares of a Series in a name other than that of the registered holder of the shares being exchanged on the books of that Series as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9 Any reporting responsibility with the Securities and Exchange Commission (SEC) or any state securities commission of Municipal Series Fund with respect to a Series is and shall remain, the responsibility of such Series up to and including the Termination Date.

    1.10 All books and records relating to each Series of Municipal Series Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (Investment Company Act) and the rules and regulations thereunder, shall be available to Tax-Free Money Fund from and after the Closing Date and shall be turned over to Tax-Free Money Fund on or prior to the Termination Date.

    2.  VALUATION.

    2.1 The value of each Series' assets and liabilities to be acquired and assumed, respectively, by Tax-Free Money Fund shall be the net asset value computed as of 4:30 p.m., New York City time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in such Series' then-current prospectus and Municipal Series Fund's statement of additional information.

    2.2 The net asset value of Class A shares of Tax-Free Money Fund shall be the net asset value for Class A shares as of the Valuation Time, using the valuation procedures set forth in Tax-Free Money Fund's then-current prospectus and statement of additional information.

    2.3 The number of Tax-Free Money Fund shares to be issued (including fractional shares, if any) in exchange for a Series' net assets shall be calculated as set forth in paragraph 1.1.

    2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

    3.  CLOSING AND CLOSING DATE.


    3.1 The Closing Date shall be May 18, 2001 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of Tax-Free Money Fund or at such other place as the parties may agree.


    3.2 State Street Bank and Trust Company (State Street), as custodian for each Series, shall deliver to Tax-Free Money Fund at the Closing, a certificate of an authorized officer of State Street stating that (a) the applicable Series' portfolio securities, cash and any other assets have been transferred in proper form to Tax-Free Money Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of a Series and of the net asset value per share of Tax-Free Money Fund is impracticable, each Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 Municipal Series Fund shall deliver to Tax-Free Money Fund on or prior to the Termination Date the names and addresses of each of the shareholders of each Series and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the transfer agent of Municipal Series Fund. Tax-Free Money Fund shall issue and deliver to Municipal Series Fund at the Closing a confirmation or other evidence satisfactory to Municipal Series Fund that shares of Tax-Free Money Fund have been or will be credited to each Series' account on the books of Tax-Free Money Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES.

    4.1  Municipal Series Fund represents and warrants as follows:

        4.1.1 Municipal Series Fund is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and each of the Series has been duly established in accordance with the terms of Municipal Series Fund's Declaration of Trust as a separate series of Municipal Series Fund;

        4.1.2 Municipal Series Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.1.3 Municipal Series Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Declaration of Trust or By-Laws of Municipal Series Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which any Series is a party or by which any Series is bound;

        4.1.4 All material contracts or other commitments to which any Series, or the properties or assets of any Series, is subject, or by which any Series is bound, except this Agreement, will be terminated on or prior to the Closing Date without such Series or Tax-Free Money Fund incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Municipal Series Fund or any of the properties or assets of any Series except as previously disclosed in writing to Tax-Free Money Fund. Except as previously disclosed in writing to Tax-Free Money Fund, Municipal Series Fund knows of no facts that might form the basis for the institution of such proceedings, and, with respect to each Series, Municipal Series Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of each Series at August 31, 2000 and for the fiscal year then ended (copies of which have been furnished to Tax-Free Money Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of such Series as of and for the period ended on such date, and there are no material known liabilities of any such Series (contingent or otherwise) not disclosed therein;


        4.1.7 Since August 31, 2000, there has not been any material adverse change in any Series' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by any Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Tax-Free Money Fund. For the purposes of this paragraph 4.1.7, a decline in net assets, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.1.8 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of each Series required by law to have been filed on or before such dates shall have been timely filed, and all U.S. federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of Municipal Series Fund's knowledge, all U.S. federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to any such return;

        4.1.9 For each past taxable year since it commenced operations, each Series has elected to be treated as, and has met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (Internal Revenue Code) for qualification and treatment as, a regulated investment company and Municipal Series Fund intends to cause such Series to make such election and meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, each Series has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.1.10 All issued and outstanding shares of each Series are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of each Series will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Tax-Free Money Fund in accordance with the provisions of paragraph 3.4. No Series has outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

        4.1.11 At the Closing Date, Municipal Series Fund will have good and marketable title to the assets of each Series to be transferred to Tax-Free Money Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Tax-Free Money Fund will acquire good and marketable title thereto;

        4.1.12 The execution, delivery and performance of this Agreement, with respect to each Series, has been duly authorized by the Trustees of the Municipal Series Fund and by all necessary action, other than shareholder approval, on the part of the relevant Series, and this Agreement constitutes a valid and binding obligation of Municipal Series Fund and of each Series, subject to such shareholder approval;

        4.1.13 The information furnished and to be furnished by Municipal Series Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and


        4.1.14 On the effective date of the registration statement filed with the SEC by Tax-Free Money Fund on Form N-14 relating to the shares of Tax-Free Money Fund issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of each Series and on the Closing Date, (a) the Proxy Statement of each Series, the Prospectus of Tax-Free Money Fund, and the Statement of Additional Information of Tax-Free Money Fund to be included in the Registration Statement (collectively, Proxy Statement) (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act) and the Investment Company Act, and the rules and regulations under each such act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Tax-Free Money Fund for use therein.

    4.2  Tax-Free Money Fund represents and warrants as follows:

        4.2.1 Tax-Free Money Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

        4.2.2 Tax-Free Money Fund is an open-end, management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.2.3 Tax-Free Money Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Tax-Free Money Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Tax-Free Money Fund is a party or by which Tax-Free Money Fund is bound;

        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Tax-Free Money Fund or any of its properties or assets, except as previously disclosed in writing to Municipal Series Fund. Except as previously disclosed in writing to Municipal Series Fund, Tax-Free Money Fund knows of no facts that might form the basis for the institution of such proceedings, and Tax-Free Money Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;


        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Tax-Free Money Fund at December 31, 2000 and for the fiscal year then ended (copies of which have been furnished to Municipal Series Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition, results of operations, changes in net assets and financial highlights of Tax-Free Money Fund as of and for the period ended on such date, and there are no material known liabilities of Tax-Free Money Fund (contingent or otherwise) not disclosed therein;



        4.2.6 Since December 31, 2000, there has not been any material adverse change in Tax-Free Money Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Tax-Free Money Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Municipal Series Fund. For the purposes of this paragraph 4.2.6, a decline in net assets, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;


        4.2.7 At the date hereof and at the Closing Date, all U.S. federal and other tax returns and reports of Tax-Free Money Fund required by law to have been filed on or before such dates shall have been filed, and all U.S. federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or adequate provision shall have been made for the payment thereof, and, to the best of Tax-Free Money Fund's knowledge, all U.S. federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to any such return;

        4.2.8 For each past taxable year since it commenced operations, Tax-Free Money Fund has elected to be treated as, and has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as, a regulated investment company and intends to make such election and meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Tax-Free Money Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed;

        4.2.9 All issued and outstanding shares of Tax-Free Money Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Tax-Free Money Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares;

        4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Tax-Free Money Fund and by all necessary corporate action on the part of Tax-Free Money Fund, and this Agreement constitutes a valid and binding obligation of Tax-Free Money Fund;

        4.2.11 The shares of Tax-Free Money Fund to be issued and delivered to Municipal Series Fund for and on behalf of each Series pursuant to this Agreement will, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, will be duly and validly issued and outstanding shares of Tax-Free Money Fund, fully paid and non-assessable;

        4.2.12 The information furnished and to be furnished by Tax-Free Money Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and


        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of each Series and on the Closing Date, the Proxy Statement and the Registration Statement (i) will comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations under each such act, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by a Series for use therein.


    5.  COVENANTS OF TAX-FREE MONEY FUND AND MUNICIPAL SERIES FUND.

    5.1 Municipal Series Fund, with respect to each Series, and Tax-Free Money Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds and the Series, except as may otherwise be required by paragraph 1.4 hereof.

    5.2 Municipal Series Fund covenants to call a meeting of the shareholders of each Series to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Trustees as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3 Municipal Series Fund covenants that Tax-Free Money Fund shares to be received for and on behalf of each Series in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Municipal Series Fund covenants that it will assist Tax-Free Money Fund in obtaining such information as Tax-Free Money Fund reasonably requests concerning the beneficial ownership of each Series' shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Municipal Series Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7 Municipal Series Fund covenants that it will, from time to time, as and when requested by Tax-Free Money Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Tax-Free Money Fund may deem necessary or desirable in order to vest in and confirm to Tax-Free Money Fund title to and possession of all the assets of each Series to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 Tax-Free Money Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.9 Tax-Free Money Fund covenants that it will, from time to time, as and when requested by Municipal Series Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take and cause to be taken such further action, as Municipal Series Fund may deem necessary or desirable in order to (i) vest in and confirm to the Municipal Series Fund title to and possession of all the shares of Tax-Free Money Fund to be transferred to the shareholders of each Series pursuant to this Agreement and
(ii) assume all of the liabilities of each Series in accordance with this Agreement.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF MUNICIPAL SERIES FUND.

    The obligations of Municipal Series Fund to consummate the transactions provided for herein shall be subject to the performance by Tax-Free Money Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of Tax-Free Money Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 Tax-Free Money Fund shall have delivered to Municipal Series Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Tax-Free Money Fund, in form and substance satisfactory to Municipal Series Fund and dated as of the Closing Date, to the effect that the representations and warranties of Tax-Free Money Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Municipal Series Fund shall reasonably request.


    6.3 With respect to the reorganization of each Series, Municipal Series Fund shall have received on the Closing Date a favorable opinion from (i) Piper Marbury Rudnick & Wolfe, LLP, special counsel to Tax-Free Money Fund, with respect to items in this section that relate to matters of Maryland law, and
(ii) Sullivan and Cromwell, counsel to Tax-Free Money Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:


        6.3.1 Tax-Free Money Fund is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

        6.3.2 This Agreement has been duly authorized, executed and delivered by Tax-Free Money Fund and, assuming due authorization, execution and delivery of the Agreement by Municipal Series Fund on behalf of each Series, is and constitutes a valid and legally binding obligation of Tax-Free Money Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. Such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement;


        6.3.3 The shares of Tax-Free Money Fund to be distributed to the shareholders of each Series under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, and upon delivery against transfer of the Series' assets, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of Tax-Free Money Fund has any pre-emptive right to subscribe therefor or purchase such shares;



        6.3.4 The execution and delivery of this Agreement did not, and the performance by Tax-Free Money Fund of its obligations hereunder will not,
    (i) violate Tax-Free Money Fund's Articles of Incorporation or By-Laws or
    (ii) assuming that all applicable notice requirements relating to any affiliate of Tax-Free Money Fund have been complied with or waived, result in a default or a breach of (a) the Management Agreement, dated May 2, 1988, as amended on November 19, 1993, between Prudential-Bache National Tax-Free Money Fund, Inc. and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated July 26, 1990 between Tax-Free Money Fund and State Street Bank and Trust Company, as amended on February 22, 1999, (c) the Distribution Agreement, dated June 1, 1998, between Prudential Tax-Free Money Fund, Inc. and Prudential Investment Management Services LLC, and
    (d) the Transfer Agency and Service Agreement, dated January 1, 1988, between Prudential-Bache Tax-Free Money Fund, Inc. and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc.; except where such default or breach would not have a material adverse effect on Tax-Free Money Fund.



        6.3.5 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Tax-Free Money Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;


        6.3.6 Tax-Free Money Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

        6.3.7 Such counsel knows of no litigation or government proceeding instituted or threatened against Tax-Free Money Fund that would be required to be disclosed in its Registration Statement on Form N-1A and is not so disclosed.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-FREE MONEY FUND.

    The obligations of Tax-Free Money Fund to complete the transactions provided for herein shall be subject to the performance by Municipal Series Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of Municipal Series Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

    7.2 Municipal Series Fund shall have delivered to Tax-Free Money Fund on the Closing Date a statement of the assets and liabilities of each Series, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of the portfolio securities of each Series showing the adjusted tax basis of such securities by lot, as of the Closing Date, certified by the Treasurer of Municipal Series Fund.

    7.3 Municipal Series Fund shall have delivered to Tax-Free Money Fund on the Closing Date a certificate executed in its name by the President or one of the Vice Presidents of Municipal Series Fund, in form and substance satisfactory to Tax-Free Money Fund and dated as of the Closing Date, to the effect that the representations and warranties of Municipal Series Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Tax-Free Money Fund shall reasonably request.

    7.4 On or immediately prior to the Closing Date, Municipal Series Fund shall have declared and paid to the shareholders of record of each Series one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Series' investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt interest income, if any, and realized net capital gain, if any, of such Series for all completed taxable years from the inception of such Series through August 31, 2000, and for the period from and after August 31, 2000 through the Closing Date.

    7.5 With respect to the reorganization of each Series, Tax-Free Money Fund shall have received on the Closing Date a favorable opinion from
(i) Sullivan & Worcester, LLP, special counsel to Municipal Series Fund, with respect to items in this section that relate to matters of Massachusetts law, and (ii) Swidler Berlin Shereff Friedman, LLP, counsel to Municipal Series Fund, with respect to certain other items in this section, each dated as of the Closing Date, to the effect that:

        7.5.1 Municipal Series Fund is duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted, and each Series has been duly established in accordance with the terms of Municipal Series Fund's Declaration of Trust as a separate series of Municipal Series Fund;

        7.5.2 This Agreement has been duly authorized, executed and delivered by Municipal Series Fund on behalf of each Series and, assuming due authorization, execution and delivery of the Agreement by Tax-Free Money Fund, is and constitutes a valid and legally binding obligation of Municipal Series Fund enforceable against the assets of each Series in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. Such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding choice of New York law to govern this Agreement;


        7.5.3 The execution and delivery of the Agreement did not, and the performance by Municipal Series Fund of its obligations hereunder will not,
    (i) violate Municipal Series Fund's Declaration of Trust or Amended and Restated By-Laws or (ii) assuming that all applicable notice requirements relating to any affiliate of Municipal Series Fund have been complied with or waived, result in a default or a breach of (a) the Management Agreement, dated December 30, 1988, between Prudential-Bache Municipal Series Fund and Prudential Investments Fund Management LLC, as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract, dated August 1, 1990, as amended on February 22, 1999, between Prudential-Bache Municipal Series Fund and State Street Bank and Trust Company (c) the Distribution Agreement dated June 1, 1998, between Prudential Municipal Series Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated January 1, 1988, between Prudential-Bache Municipal Series Fund and Prudential Mutual Fund Services LLC, as successor to Prudential Mutual Fund Services, Inc., as amended on August 24, 1999; except where such default or breach would not have a material adverse effect on Municipal Series Fund;



        7.5.4 To the knowledge of such counsel, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Municipal Series Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934

    Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;


        7.5.5 Such counsel knows of no litigation or any government proceeding instituted or threatened against Municipal Series Fund, involving any Series, that would be required to be disclosed in its Registration Statement on Form N-1A and is not so disclosed; and

        7.5.6 Municipal Series Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-FREE MONEY FUND AND MUNICIPAL SERIES FUND.

    The obligations of Tax-Free Money Fund and Municipal Series Fund hereunder are subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Trustees of Municipal Series Fund and the Board of Directors of Tax-Free Money Fund, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of Tax-Free Money Fund as to the assumption by Tax-Free Money Fund of the liabilities of each Series and (c) the holders of the outstanding shares of each Series in accordance with the provisions of Municipal Series Fund's Declaration of Trust and By-Laws, and certified copies of the resolutions or other documents, as applicable, evidencing such approvals shall have been delivered to Tax-Free Money Fund and Municipal Series Fund, as applicable.

    8.2 Any proposed change to Tax-Free Money Fund's operations that may be approved by the Board of Directors of Tax-Free Money Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Tax-Free Money Fund shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of Tax-Free Money Fund in accordance with the Investment Company Act and General Corporation Law of the State of Maryland, and certified copies of the resolutions evidencing such approval shall have been delivered to Municipal Series Fund.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Tax-Free Money Fund or Municipal Series Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Tax-Free Money Fund or any Series, provided that either party hereto may for itself waive any part of this condition.

    8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    9.  FINDER'S FEES AND EXPENSES.

    9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to Tax-Free Money Fund and the relevant Series pro rata in a fair and equitable manner in proportion to their respective assets.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

    10.1  This Agreement constitutes the entire agreement between the Funds.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION.

    Either Tax-Free Money Fund or Municipal Series Fund as to any Series may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date;

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3 A mutual written agreement of Municipal Series Fund and Tax-Free Money Fund.

    In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of Tax-Free Money Fund and the relevant Series to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of Tax-Free Money Fund or any Trustee or officer of Municipal Series Fund.

    12.  AMENDMENT.

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Municipal Series Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Tax-Free Money Fund to be distributed to any Series' shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES.

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102,
Attention: Deborah A. Docs.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT.

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    14.5 The terms of this Agreement shall apply separately with respect to each of Massachusetts Money Market and Connecticut Money Market Series. Nothing herein expressed or implied is intended or shall be construed to imply that the approval or implementation of the reorganization with respect to any Series is subject to or contingent upon approval or implementation of the reorganization with respect to any other Series.

    15. NO LIABILITY OF SHAREHOLDERS OR TRUSTEES OF MUNICIPAL SERIES FUND; AGREEMENT AN OBLIGATION ONLY OF THE RESPECTIVE SERIES, AND ENFORCEABLE ONLY AGAINST ASSETS OF THE RESPECTIVE SERIES.

    The name "Prudential Municipal Series Fund" is the designation of the Trustees from time to time acting under an Amended and Restated Declaration of Trust dated August 17, 1994, as the same may be from time to time amended, and the names "Massachusetts Money Market Series" and "Connecticut Money Market Series" are each the designation of a portfolio of the assets of Municipal Series Fund. Tax-Free Money Fund acknowledges that it must look, and agrees that it shall look, solely to the assets of each Series for the enforcement of any claims arising out of or based on the obligations of Municipal Series Fund hereunder, and with respect to obligations relating to any Series, only to the assets of such Series, and in particular that (i) neither the Trustees, officers, employees, agents or shareholders of Municipal Series Fund assume or shall have any personal liability for obligations of Municipal Series Fund hereunder, and (ii) none of the assets of Municipal Series Fund other than the portfolio assets of the relevant Series may be resorted to for the enforcement of any claim based on the obligations of Municipal Series Fund hereunder.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President or Vice President of each Fund.


                                Prudential Municipal Series Fund

                                By:   /s/ David R. Odenath, Jr.
                                      ------------------------------------------

                                Name: David R. Odenath, Jr.
                                      ------------------------------------------

                                Title: President
                                      ------------------------------------------

                                Prudential Tax-Free Money Fund, Inc.

                                By:   /s/ Robert F. Gunia
                                      ------------------------------------------

                                Name: Robert F. Gunia
                                      ------------------------------------------

                                Title: Vice President
                                      ------------------------------------------

            TABLE OF CONTENTS TO THE PROXY STATEMENT AND PROSPECTUS


1    VOTING INFORMATION
3    Vote Required

3    SYNOPSIS
3    Investment Objectives and Policies
4    Purchases, Redemptions, Exchanges and Distributions
5    The Proposed Mergers
5    Expense Structures
6    Comparative Fees and Expenses Tables
7    Examples of the Effect of Series and Tax-Free Money Fund
     Expenses
8    Pro Forma Capitalization and Ratios
9    Performance Comparisons of the Series and Tax-Free Money
     Fund
9    Forms of Organization

11   COMPARISON OF PRINCIPAL RISK FACTORS

13   INVESTMENT OBJECTIVES AND POLICIES
13   Investment Objectives
13   Principal Investment Strategies

15   COMPARISON OF OTHER POLICIES OF EACH SERIES AND TAX-FREE
     MONEY FUND
15   Diversification
15   Borrowing
15   Lending
15   Illiquid Securities
15   Temporary Defensive Investments

15   OPERATIONS OF TAX-FREE MONEY FUND FOLLOWING THE MERGERS

16   PURCHASES, REDEMPTIONS AND EXCHANGES
16   Purchasing Shares
16   Redeeming Shares
16   Minimum Investment Requirements
17   Purchases and Redemptions of each Series and Tax-Free Money
     Fund
17   Exchanges of Series and Tax-Free Money Fund Shares
17   Dividends and Other Distributions

17   FEDERAL AND STATE INCOME TAX CONSEQUENCES OF THE MERGERS

18   THE PROPOSED TRANSACTIONS
18   Agreement and Plan of Reorganizations
19   Reasons for the Mergers
20   Description of the Securities to be Issued
20   U.S. Income Tax Considerations
20   Other Tax Considerations
20   Conclusion

21   ADDITIONAL INFORMATION ABOUT TAX-FREE MONEY FUND

21   MISCELLANEOUS
21   Legal Matters
21   Independent Accountants
21   Available Information
22   Notice to Banks, Broker-Dealers and Voting Trustees and
     Their Nominees

22   SHAREHOLDER PROPOSALS

22   OTHER BUSINESS

A-1  ATTACHMENT A: Agreement and Plan of Reorganizations between
     Prudential Municipal Series Fund and Prudential Tax-Free
     Money Fund, Inc.

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102 - 4077


                        PRUDENTIAL MUNICIPAL SERIES FUND
                        (Connecticut Money Market Series)
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077

                                      PROXY

                    Special Meeting of Shareholders (Meeting)
                             May 3, 2001, 10:00 a.m.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Robert F. Gunia, Deborah A. Docs and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Municipal Series Fund (Connecticut Money Market Series), held of record by the undersigned on March 9, 2001, at the Meeting to be held on May 3, 2001 or any adjournment thereof.


THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED MARCH 28, 2001 FOR DISCUSSION OF
THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1)       Read the Proxy Statement and have this Proxy card at hand.
2)       Call 1-800-690-6903 toll free.

3) Enter the 12 digit control number set forth on the right side of this Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)       Read the Proxy Statement and have this Proxy card at hand.

2)       Go to website www.proxyvote.com.


3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL MUNICIPAL SERIES FUND (Connecticut Money Market Series)




The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposal                                  For       Against     Abstain
                                                  [_]        [_]          [_]
1)   To approve an Agreement and Plan of
Reorganizations between Prudential Municipal
Series Fund, on behalf of certain of its series, including Connecticut Money Market
Series, and Prudential Tax-Free Money
Fund, Inc.

         For address changes, please check        [_]
         this box and write them on the back.

Please be sure to sign and date this Proxy.

---------------------------------------

---------------------------------------           ----------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                        Date

---------------------------------------

---------------------------------------           ----------------------------
Signature (Joint Owners)                                      Date

PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 9TH FLOOR
NEWARK, NJ 07102 - 4077


                        PRUDENTIAL MUNICIPAL SERIES FUND
                       (Massachusetts Money Market Series)
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077

                                      PROXY

                    Special Meeting of Shareholders (Meeting)
                            May 3, 2001, 10:00 a.m.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints Robert F. Gunia, Deborah A. Docs and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Prudential Municipal Series Fund (Massachusetts Money Market Series), held of record by the undersigned on March 9, 2001, at the Meeting to be held on May 3, 2001 or any adjournment thereof.


THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1 IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT AND PROSPECTUS DATED MARCH 28, 2001 FOR DISCUSSION OF
THE PROPOSAL.

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO VOTE BY TELEPHONE

1)       Read the Proxy Statement and have this Proxy card at hand.
2)       Call 1-800-690-6903 toll free.

3) Enter the 12 digit control number set forth on the right side of this Proxy card and follow the simple instructions.


TO VOTE BY INTERNET

1)       Read the Proxy Statement and have this Proxy card at hand.

2)       Go to website www.proxyvote.com.


3) Follow the instructions on the website and be prepared to enter your 12 digit control number set forth on the right side of this Proxy card to enter your vote.





TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X

                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PRUDENTIAL MUNICIPAL SERIES FUND (Massachusetts Money Market Series)




The Board of Trustees recommends a vote FOR the proposal.

Vote on Proposal                                For       Against    Abstain
                                                [_]         [_]        [_]
1)   To approve an Agreement and Plan
of Reorganizations between Prudential Municipal
Series Fund, on behalf of certain of its series, including Massachusetts Money Market Series, and Prudential Tax-Free Money Fund, Inc.


         For address changes, please check      [_]
         this box and write them on the back.

Please be sure to sign and date this Proxy.

---------------------------------------

---------------------------------------           ----------------------------
Signature (PLEASE SIGN WITHIN THE BOX)                        Date

---------------------------------------

---------------------------------------           ----------------------------
Signature (Joint Owners)                                      Date

                      PRUDENTIAL TAX-FREE MONEY FUND, INC.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852



                      CONNECTICUT MONEY MARKET SERIES AND
                       MASSACHUSETTS MONEY MARKET SERIES
                                       OF
                        PRUDENTIAL MUNICIPAL SERIES FUND
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                                 (800) 225-1852



                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 28, 2001



    This Statement of Additional Information specifically relates to the proposed transactions (Mergers) between each of Connecticut Money Market Series and Massachusetts Money Market Series (each, a Series and collectively, the Series), each a series of Prudential Municipal Series Fund (Municipal Series
Fund), and Prudential Tax-Free Money Fund, Inc. (Tax-Free Money Fund) pursuant to which each Series will transfer all of its assets to, and all of its liabilities will be assumed by, Tax-Free Money Fund. Tax-Free Money Fund will be the surviving corporation, and each whole and fractional share of each Series, shall be exchanged for whole and fractional shares of equal net asset value of Tax-Free Money Fund to occur on May 19, 2001, or such later date as the parties may agree. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:



     1. Statement of Additional Information of Tax-Free Money Fund dated March 15, 2001.



     2. Annual Report to Shareholders of Tax-Free Money Fund for the fiscal year ended December 31, 2000.



     3. Annual Report to Shareholders of Connecticut Money Market Series for the fiscal year ended August 31, 2000.



     4. Annual Report to Shareholders of Massachusetts Money Market Series for the fiscal year ended August 31, 2000.



    This Statement of Additional Information does not include pro forma financial statements reflecting the proposed transactions because the net asset value of each Series does not, on an individual basis, exceed ten percent of the net asset value of Tax-Free Money Fund.



    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated
March 28, 2001, relating to the above-referenced matter. A copy of the Prospectus and Proxy Statement may be obtained from Tax-Free Money Fund, without charge, by writing or calling Tax-Free Money Fund at the address or phone number listed above. This Statement of Additional Information has been incorporated by reference into the Prospectus and Proxy Statement.

                      PRUDENTIAL TAX FREE MONEY FUND, INC.

                       Statement of Additional Information

                              Dated March 15, 2001

     Prudential Tax-Free Money Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund pursues this objective by investing primarily in a portfolio of short-term debt obligations issued by states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest from which is wholly-exempt from federal income tax in the opinion of bond counsel to the issuer. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests" in the Fund's Prospectus and "Description of the Fund, its Investments and Risks" below.

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information sets forth information about the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 15, 2001, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above.

     The Fund's financial statements for the fiscal year ended December 31, 2000 are incorporated into this Statement of Additional Information by reference to the Fund's 2000 annual report to shareholders (File No. 811-02927). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Fund History .....................................................          B-2
Description of the Fund, its Investments and Risks ...............          B-2
Investment Restrictions ..........................................          B-5
Management of the Fund ...........................................          B-6
Control Persons and Principal Holders of Securities ..............          B-9
Investment Advisory and Other Services ...........................          B-9
Brokerage Allocation and Other Practices .........................          B-12
Securities and Organization ......................................          B-12
Purchase and Redemption of Fund Shares ...........................          B-12
Net Asset Value ..................................................          B-14
Taxes, Dividends and Distributions ...............................          B-15
Calculation of Yield .............................................          B-16
Financial Statements .............................................          B-17
Appendix--Description of Ratings .................................          I-1


MF103B

                                  FUND HISTORY

     The Fund was organized as a corporation under the laws of Maryland on March 22, 1979.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

          (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

          (b) INVESTMENT STRATEGIES AND RISKS.

     The Fund's investment objective is to seek the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. To achieve this objective we invest primarily in short-term debt obligations of state and local governments, municipal commercial paper, variable rate demand obligations and municipal asset-backed securities, which we refer to collectively as "Municipal Bonds." Additional information relating to the Fund's principal investment policies and strategies discussed in the Fund's Prospectus, and information about other securities, instruments, policies and strategies which the Fund may use from time to time in seeking to achieve its investment objective, are described below. The Fund may not be successful in achieving its investment objective and you can lose money.

MUNICIPAL BONDS

     The Fund may invest in municipal bonds and municipal notes, which are collectively referred to as Municipal Bonds in the Fund's Prospectus and this Statement of Additional Information.

     Municipal bonds are generally issued to obtain funds for various public purposes, including construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may also be issued to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. Municipal bonds also include bonds issued by or on behalf of public authorities in order to obtain funds with which to provide privately operated housing facilities, sports facilities, pollution control facilities, convention or trade show facilities, industrial, port or parking facilities and facilities for water supply, gas, electricity or waste disposal. These bonds are typically revenue bonds and generally do not carry the pledge of the issuer's credit. Municipal bonds may be insured.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

     Municipal notes are short-term obligations generally with a maturity, at the time of issuance, ranging from six months to three years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues, are usually general obligations of the issuing municipality or agency.

     Municipal notes also include tax-exempt or municipal commercial paper, which is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

     MUNICIPAL ASSET BACKED SECURITIES. The Fund may purchase municipal asset backed securities. These securities are debt obligations, often issued through a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidity facility to comply with Rule 2a-7. These trusts or other investment vehicles represent investment companies. The Fund's investment in securities of such issuers are subject to limitations imposed by the Investment Company Act.

     The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the diversification requirements of the Investment Company Act of 1940, as amended (the Investment Company Act) provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act; (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service; (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating organization, or counsel to the holders of the refunded securities, so verifies;
(iv) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon and (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above. The Fund will not, however, invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

     VARIABLE RATE AND FLOATING RATE SECURITIES. The interest rates payable on certain Municipal Bonds are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds of this type are called "variable rate" or "floating rate" obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated intervals and the interest rate payable on a floating rate obligation is adjusted whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features of these obligations typically include the right of the Fund to demand, in some cases, at specified intervals of less than one year or, in other cases, upon not less than seven days' notice, prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature). In addition, the issuer may have the right, at similar intervals or upon similar notice, to prepay the principal amount prior to maturity. The principal benefit of variable and floating rate obligations is that the interest rate adjustment minimizes changes in the market value of the obligations. As a result, the purchase of such obligations should enhance the ability of the Fund to maintain a stable net asset value per share (see Net Asset Value) and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond meets the Fund's investment quality requirements.

     PUTS. The Fund may purchase Municipal Bonds together with the right to resell the Municipal Bonds to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the bonds. Such a right to resell is commonly known as a "put" or "tender option," and the aggregate price which the Fund pays for Municipal Bonds with puts or tender options is higher than the price which otherwise would be paid for the Bonds. Consistent with the Fund's investment objective and subject to the supervision of the Board of Directors, the primary purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income taxes while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase, at a later date, securities other than those subject to the put. The Fund's policy is generally to exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for related Municipal Bonds. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Fund's investment adviser revises its evaluation of the credit worthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

     The Fund values Municipal Bonds which are subject to puts or tender options at amortized cost; no value is assigned to the put or tender option. The cost of the put or tender option is carried as an unrealized loss from the time of purchase until it is exercised or expires. The value of the put or tender option is dependent on the ability of the put writer to meet its obligation of repurchase, and it is the Fund's general policy to enter into put or tender option transactions only with such brokers, dealers or other financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts or tender options in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. The Fund has received a ruling of the Internal Revenue Service to the effect that the Fund will be considered the owner of the Municipal Bonds subject to the puts or tender options so that the interest on the bonds will be tax-exempt income to the Fund.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Municipal Bonds are frequently offered on a when-issued or delayed delivery basis. When so offered, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and, during the period between purchase and settlement, no interest accrues to the purchaser. While securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Bond on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the bond in determining its net asset value. The Fund will also establish a segregated account with its custodian bank in which it will maintain cash or other liquid assets equal in value to commitments for when-issued or delayed delivery securities. If the Fund chooses to dispose of the when-issued or delayed delivery security prior to the settlement date, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. The Fund does not believe that its net asset value or net investment income will be adversely affected by its purchase of Municipal Bonds on a when-issued or delayed delivery basis. The Fund may invest in when-issued or delayed delivery securities without other limitation.

     OTHER MATTERS. For purposes of diversification under the Investment Company Act, the identification of the issuer of Municipal Bonds depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be regarded as a separate security and treated as an issue of such government or entity.

BORROWING

     The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 5% of the value of its total assets taken at cost for temporary or emergency purposes. The Fund may pledge up to and including 10% of its net assets to secure such borrowings.

REPURCHASE AGREEMENTS

     The Fund may invest up to 5% of its assets in repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Securities and Exchange Commission (SEC).

ILLIQUID SECURITIES

     The Fund may not hold more than 10% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act, commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations (NRSROs) in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled;
(ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. With respect to commercial paper that is issued in reliance on Section 4(2) of the Securities Act: (1) it must be (i) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or by one NRSRO if only one NRSRO rates those Municipal Bonds, such as Moody's Investors Service, Inc. (rated at least Aa, MIG-2 or Prime-2) or Standard & Poor's Rating Group (rated at least AA, SP-2 or A-2), (ii) rated in one of the three highest long-term rating categories by at least two NSROs or by only one NSRO if only one NSRO rates those Municipal Bonds, or (iii) if unrated, of comparable quality as determined by the Fund's investment adviser; and (2) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters as provided above.

     The following investment restrictions are fundamental policies of the Fund and may not be changed except as described above.

     The Fund may not:

     (1) Invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities or secured by such obligations). See "Municipal Bonds--Other Matters" under "Description of the Fund, its Investments and Risks" for the definition of an issuer.

     (2) Make short sales of securities.

     (3) Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

     (4) Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Any such borrowings will be made only from banks. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The Fund would maintain, in a segregated account with its custodian, liquid assets equal in value to the amount owed.

     (5) Pledge its assets or assign or otherwise encumber them in excess of 10% of its assets (taken at market or other fair value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in restriction (4).

     (6) Engage in the underwriting of securities.

     (7) Purchase or sell real estate mortgage loans, although it may purchase Municipal Bonds secured by interests in real estate.

     (8) Make loans of money or securities, except through the purchase of debt obligations or repurchase agreements.

     (9) Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

     (10) Invest for the purpose of exercising control or management of another company.

     (11) Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

     In addition, the Fund may not purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

(A) DIRECTORS

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser, and Distributor, decide upon matters of general policy.

     The Directors also review the actions of the officers of the Fund, who conduct and supervise the daily business operations of the Fund.

(B) MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS



                                POSITION WITH                     PRINCIPAL OCCUPATIONS AND
NAME, ADDRESS AND AGE (1)          THE FUND                 OTHER AFFILIATIONS FOR THE LAST FIVE YEARS
-------------------------       -------------      -----------------------------------------------------------------
Delayne Dedrick Gold (62)        Director          Marketing and Management Consultant.

* Robert F. Gunia (54)           Vice President    Executive Vice President and Chief Administrative Officer (since
                                 and Director        June 1999) of Prudential Investments; Corporate Vice President
                                                     (since September 1997) of The Prudential Insurance Company of
                                                     America (Prudential); Executive Vice President and Treasurer (since
                                                     December 1996) of Prudential Investments Fund Management LLC
                                                     (PIFM); President (since April 1999) Prudential Investment
                                                     Management Services LLC (PIMS); formerly Senior Vice President
                                                     (March 1987-May 1999) of Prudential Securities Incorporated
                                                     (Prudential Securities); formerly Chief Administrative Officer
                                                     (July 1989-September 1996), Director (January 1989-September 1996),
                                                     and Executive Vice President, Treasurer and Chief Financial Officer
                                                     (June 1987-September 1996) of Prudential Mutual Fund Management,
                                                     Inc. (PMF).

Robert E. LaBlanc (66)           Director          President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                     (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Director of Storage
                                                     Technology Corporation (since 1979), Titan Corporation
                                                     (electronics, since 1995), Salient 3 Communications Inc. (since 1995),
                                                     Tribune Company (since 1981) and Chartered Semiconductor Ltd.
                                                     (Singapore), (since 1998); and Trustee of Manhattan College.

*David R. Odenath, Jr. (44)      Director and      Officer in Charge, President, Chief Executive Officer and Chief Operating
                                 President           Officer (since June 1999) of PIFM; Senior Vice President (since June
                                                     1999) of Prudential; Senior Vice President (August 1993-May 1999)
                                                     of PaineWebber Group, Inc.

                                POSITION WITH                     PRINCIPAL OCCUPATIONS AND
NAME, ADDRESS AND AGE (1)          THE FUND                 OTHER AFFILIATIONS FOR THE LAST FIVE YEARS
-------------------------       -------------      -----------------------------------------------------------------
*Judy A. Rice (53)               Vice President    Executive Vice President (since 1999) of Prudential Investments;
                                 and Director        Executive Vice President (since 1999) of PIFM; formerly, various positions to Senior Vice President (1992-1999), Prudential
                                                     Securities, Inc.; and various positions to Managing Director
                                                     (1975-1999), Shearson Lehman Advisors; Governor of the Money
                                                     Management Institute; Member of the Prudential Securities Operating
                                                     Council, Board Member of the National Association for Variable
                                                     Annuities.

Robin B. Smith (61)              Director          Chairman and Chief Executive Officer (since August 1996) of Publishers
                                                     Clearing House; formerly President and Chief Executive Officer
                                                     (January 1989-August 1996) and President and Chief Operating
                                                     Officer (September 1981-December 1988) of Publishers Clearing
                                                     House; Director of BellSouth Corporation (since 1994), Texaco Inc.
                                                     (since 1992), Springs Industries Inc. (home furnishings/specialty fabrics, since 1993), and Kmart Corporation (since 1996).

Stephen Stoneburn (57)           Director          President and Chief Executive Officer (since June 1996) of Quadrant Media
                                                     Corp. (a publishing company); formerly President (June 1995-June
                                                     1996) of Argus Integrated Media, Inc.; Senior Vice President and
                                                     Managing Director (January 1993-1995) of Cowles Business Media;
                                                     Senior Vice President (January 1991-1992) and Publishing Vice
                                                     President (May 1989-December 1990) of Gralla Publications (a
                                                     division of United Newspapers, U.K.); and Senior Vice President of
                                                     Fairchild Publications, Inc.

Nancy H. Teeters (70)            Director          Economist; formerly Director of Inland Steel Industries (July 1991-1999);
                                                     formerly, Vice President and Chief Economist (March 1986-June 1990)
                                                     of International Business Machines Corporation; formerly, Governor of Federal Reserve System (1978-1984).

Clay T. Whitehead (62)           Director          President (since May 1983) of  National Exchange Inc. (new  business development firm).

Marguerite E. H. Morrison (44)   Secretary         Vice President and Corporate Counsel and Chief Legal Officer (since
                                                     August 2000) of the Mutual Funds Division of Prudential; Vice
                                                     President and Associate General Counsel (since December 1996) of
                                                     PIFM; formerly Vice President and Associate General Counsel
                                                     (September 1987-September 1996) of Prudential Securities; Vice
                                                     President and Associate General Counsel (June 1991-September 1996)
                                                     of Prudential Mutual Fund Management, Inc.

Grace C. Torres (41)             Treasurer and     First Vice President (since December 1996) of PIFM; First Vice President
                                 Principal           (since March 1994) of Prudential Securities; formerly First Vice
                                 Financial           President (March 1994- September 1996) of Prudential Mutual Fund
                                 and                 Management, Inc. and Vice President (July 1989-March 1994) of
                                 Accounting          Bankers Trust Corporation.
                                 Officer

William V. Healey (47)           Assistant         Vice President and Associate General Counsel of Prudential and Chief
                                 Secretary           Legal Officer of Prudential Investments, a business unit of Prudential
                                                     (since August 1998); Director, ICI Mutual Insurance Company (since
                                                     June 1999); formerly Associate General Counsel of The Dreyfus
                                                     Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon
                                                     Bank), and an officer and/or director of various affiliates of
                                                     Mellon Bank and Dreyfus.


----------
(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Investment Management Services LLC
     (PIMS) or PIFM.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by PIMS.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $1,750, in addition to certain out-of-pocket expenses. Directors who serve on Fund Committees receive additional compensation. The amount of compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter (the T-Bill rate) or, pursuant to an SEC exemptive order, at the daily rate of return of any Prudential Mutual Fund. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2000 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 2000.

                               COMPENSATION TABLE

                                                                 TOTAL 2000
                                                                COMPENSATION
                                                                  FROM FUND
                                              AGGREGATE            AND FUND
                                            COMPENSATION         COMPLEX PAID
         NAME AND POSITION                    FROM FUND         TO DIRECTORS(2)
         -----------------                    ---------         ---------------
Delayne D. Gold--Director ................      $1,750         $173,000(38/58)*
Robert F. Gunia (1)--Director ............        --                    --
Robert F. LaBlanc--Director ..............      $1,750         $110,000(22/41)*
David R. Odenath, Jr. (1)--Director ......        --                   --
Judy A. Rice (1)--Director ...............        --                   --
Robin B. Smith--Director .................      $1,850         $114,000(27/35)*
Stephen Stoneburn--Director ..............      $1,750         $110,000(22/41)*
Nancy H. Teeters--Director ...............      $1,950         $118,000(25/40)*
Clay T. Whitehead--Director ..............      $1,750         $173,000(35/59)*


----------
 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).

(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 2000, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $106,992 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of March 2, 2001, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Fund.

     As of March 2, 2001, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of the Prudential Tax-Free Money Fund, Inc.

     As of March 2, 2001, Prudential Securities was the record holder for other beneficial owners of 173,596,074 shares of the Fund, representing approximately 94% of the shares then outstanding. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(A) INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 2001, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $109 billion. According to the Investment Company Institute, as of November 30, 2000 Prudential Mutual Funds were the 23rd largest family of mutual funds in the United States.

     Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend disbursing agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million, .425 of 1% of the Fund's average daily net assets between $750 million and $1.5 billion and .375 of 1% of the Fund's average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that in the event the expenses of the Fund (including the fees payable to PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, the Fund believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of the Fund pursuant to the Management Agreement, PIFM bears the following expenses:

          (a) the salaries and expenses of all personnel of PIFM and the Fund, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

          (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

          (c) the costs and expenses payable to the investment advisor pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PIFM or the Fund's Subadvisor, (c) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of stock certificates representing shares of the Fund,
(i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws,
(k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution expenses.

     The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

     For the fiscal years ended December 31, 2000, 1999 and 1998, PIFM received management fees of $883,795, $1,013,590 and $1,389,197, respectively.

     PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI was reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing services to PIFM. Effective January 1, 2000, PI is paid by PIFM at an annual rate of .25 of 1% of the Fund's average daily net assets (representing half of the compensation received from the Fund by PIFM).

     The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities, including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Fund's portfolio. The credit unit, with a staff including credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Fund may invest.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the Investment Company Act.

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLAN

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund.

     Pursuant to the Fund's Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

DISTRIBUTION AND SERVICE PLAN

     Under the Fund's Distribution and Service Plan (the Plan) and Distribution Agreement, the Fund pays the Distributor a distribution and service fee of up to 0.125% of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly. Under the Plan, the Fund is required to pay the distribution and service fee regardless of the expenses incurred by the Distributor.

     For the fiscal year ended December 31, 2000, PIMS received payments of $220,949, under the Plan. It is estimated that all this amount was spent on commission credits to Prudential Securities and Prusec for payments of account servicing fees to financial advisers and an allocation of overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without shareholder approval, and all material amendments must also be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

     Pursuant to the Plan, the Directors will be provided with, and will review, at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund's Class A shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class A shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to Class A shares rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of Class A shares, all sales charges on Class A shares would be suspended.

(C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08853, serves as the Transfer Agent of the Fund. It is an affiliate of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives an annual fee ($9.50) per shareholder account, a new account set up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($0.20) per shareholder account plus its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through Prudential Securities as broker or dealer.

     During the fiscal years ended December 31, 2000, 1999 and 1998, the Fund paid no brokerage commissions.

                           SECURITIES AND ORGANIZATION

     The Fund is authorized to issue three billion shares of common stock, $.01 par value per share, divided into two classes, designated Class A and Class Z common stock. Of the authorized shares of common stock of the Fund, 1.5 billion shares consist of Class A shares and 1.5 billion shares consist of Class Z shares.

     Currently, the Fund offers only Class A shares. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the shareholder. All shares are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                     PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

     The Fund reserves the right to reject any initial or subsequent purchase (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.

     Shares of the Fund may be purchased by investors through the Distributor, through brokers that have entered into agreements to sell Fund shares, or directly through Prudential Mutual Fund Services LLC (PMFS). Shares may also be purchased through Prudential Securities or Pruco Securities Corporation (Prusec). Prudential Securities clients who hold Fund shares through Prudential Securities may benefit through administrative conveniences afforded them as Prudential Securities clients, but may be subject to certain additional restrictions imposed by Prudential Securities.

REOPENING AN ACCOUNT

     Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the existing account information is still accurate.

REDEMPTION OF SHARES

     Investors who purchase shares directly from PMFS may use the following privileges:

     CHECK REDEMPTION. At a shareholder's request, State Street Bank will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount equal to or greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in a shareholder's account in the Fund to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

     Shareholders are subject to State Street's rules and regulations governing checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

     Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 calendar days after receipt of the purchase check by PMFS. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

     PMFS reserves the right to assess a service charge to establish a checking account and to order checks. State Street, PMFS and the Fund have reserved the right to modify this checking redemption privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.

     The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101-8179, or telephone (800) 225-1852 (toll-free). Check Redemption is not available to investors for whom Prudential Securities has purchased shares.

SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:30 p.m., New York
Time) in order to receive that day's NAV. Your dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor, or to your broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request, and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Securities and Exchange Commission (the Commission), by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:30 p.m., New York Time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions and Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

REDEMPTION IN KIND

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Any such securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

RESTRICTIONS ON SALES

     The Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. The SEC by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause
(2) above.

                                 NET ASSET VALUE

     The Fund's net asset value per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

     The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the SEC. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of a Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.

     The Fund computes its net asset value at 4:30 PM New York time, on each day the New York Stock Exchange (the Exchange) is open for trading. In the event the Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:30 PM New York time. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund has elected to qualify, and the Fund intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves a fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if a fund did realize long-term capital gains, permits net capital gains of the fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in that fund.

     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon, or other income (including, but not limited to, gains from options) derived with respect to its business of investing in such securities;
(b) a fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (c) the fund must distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Fund does not anticipate realizing long-term capital gains or losses. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed. The Fund intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

     It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Distributions of net investment income and net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as short-term capital loss, will be long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. Furthermore, certain rules may apply which would limit the ability of the shareholder to recognize any loss if, for example, the shareholder replaced the shares (including shares purchased pursuant to dividend reinvestment) within 30 days of the disposition of the shares. In such a case the basis of the shares acquired will be readjusted to reflect the disallowed loss. Shareholders who have held their shares for six months or less may be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any exempt-interest dividends received by the shareholder with respect to the shares and if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received by the shareholder with respect to such shares. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to shareholders will be eligible for the dividends received deduction generally allowed to U.S. corporations with respect to dividends received from other U.S. corporations under the Internal Revenue Code. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.

     Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible. Exempt-interest dividends attributable to interest on certain "private activity" tax-exempt obligations are a preference item for computing the alternative minimum tax for both individuals and corporations. Moreover, exempt-interest dividends attributable to interest on tax-exempt obligations, whether or not private activity bonds, that are received by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income and (ii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations. Entities or persons who are "substantial users" (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

     The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund may differ from the federal tax treatment. The exemption of interest income for federal income tax purposes may not result in similar exemption under the laws of a particular state or local taxing authority. The Fund will report annually to its shareholders the percentage and source on a state-by-state basis, of interest income on Municipal Bonds received by the Fund during the preceding year.

     Under the laws of certain states, distributions of net income may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                              CALCULATION OF YIELD

     The Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     Effective yield  [(base period return + 1)365/7]-1

     The Fund may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

     The yield and effective yield for the Fund based on the 7 days ended December 31, 2000 was 3.83% and 3.90%, respectively. The tax equivalent yield for the Fund based on the 7 days ended December 31, 2000 was 6.34%.

     The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also in changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the appropriate number of Fund shareholders and Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond markets, including discussions of credit quality, duration and maturity.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended December 31, 2000, incorporated into this SAI by reference to the Fund's 2000 annual report to shareholders (File No. 811-02927), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

CORPORATE AND TAX-EXEMPT BOND RATINGS

     The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers "1", "2", and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of Standard & Poor's Ratings Group ("Standard & Poor's") for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely and entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

TAX-EXEMPT NOTE RATINGS

     The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG
4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The ratings of Standard & Poor's for municipal notes issued on or after July 29, 1984 are "SP-1", "SP-2" and "SP-3." Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest while an "SP-3" designation indicates speculative capacity to pay principal and interest.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     Moody's and Standard & Poor's rating grades for commercial paper, set forth below, are applied to Municipal Commercial Paper as well as taxable commercial paper.

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, superior capacity; Prime-2, strong capacity; and Prime-3, acceptable capacity.

     Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 or 3 to indicate the relative degree of safety. The "A-1" designation indicates the degree of safety regarding timely payment is very strong. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety. The "A-2" designation indicates that capacity for timely payment is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1." The "A-3" designation indicates that the capacity for timely payment is satisfactory. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only an adequate capacity for timely payment and such capacity may be impaired by changing conditions or short-term adversities.

ANNUAL REPORT   DECEMBER 31, 2000

Prudential
Tax-Free Money Fund, Inc.

Fund Type Money market

Objective The highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Tax-Free Money Fund, Inc. seeks the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund invests in a diversified portfolio of high-quality, short-term municipal bonds issued by state and local governments, territories and possessions of the United States, and by the District of Columbia. Maturities can range from one day to a maximum of 13 months. We purchase only securities rated in one of the two highest rating categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by the adviser's credit research staff. There can be no assurance that the Fund will achieve its investment objective.


Tax-Free Money Fund Yield Comparison
(GRAPH)
www.prudential.com    (800) 225-1852

Performance at a Glance

Fund Facts                                              As of 12/31/00
                        7-Day        Net Asset   Weighted Avg.   Net Assets
                     Current Yld.   Value (NAV)   Mat. (WAM)     (Millions)
Prudential Tax-Free
 Money Fund, Inc.       3.83%           $1.00      61 Days          $167
iMoneyNet, Inc.
Tax-Free (SB & GP)
 Avg.*                  3.88%           $1.00      42 Days           N/A


Taxable Equivalent Yield**                             As of 12/31/00
                         @31%          @36%          @39.6%
Prudential Tax-Free
 Money Fund, Inc.        5.58%         5.98%         6.34%
iMoneyNet, Inc.
Tax-Free (SB & GP)
 Avg.*                   5.62%         6.06%         6.42%

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*iMoneyNet, Inc. reports a seven-day current yield, NAV, and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. Tax-Free Stock Broker & General Purpose (SB
& GP) Average category as of December 22, 2000, the closest date to the end of our reporting period.

**Some investors may be subject to the federal alternative minimum tax (AMT).

Weighted Average Maturity Compared to the Tax-Free Money Fund Average
(GRAPH)

(LOGO)                                 February 15, 2001

Dear Shareholder,
The 12-month review period ended December 31, 2000, was a favorable time for investors in short-term municipal securities. Short-term interest rates rose in the first half of the year and remained high during the second half, providing attractive yields in the municipal money markets.

The Federal Reserve Board (the Fed) hiked rates a total of three times in the first six months of 2000 in an effort to keep inflation in check and prevent the U.S. economy from overheating. As the economy began to cool, the Fed held interest rates steady for the entire second half of the year. The final quarter of 2000 brought rapid deterioration to the growth prospects for corporate earnings and the economy. Although the Fed shifted to an easing bias in December, there was no change in rates. However, a rate cut was widely expected.

The Prudential Tax-Free Money Fund's seven-day current yield on December 31, 2000, was 3.83%, the equivalent of a 6.34% taxable yield for investors in the top 39.6% tax bracket.
The Fund maintained a $1 net asset value per share.

In the following report, the Fund's management team describes in more detail the significant developments that occurred during 2000, and explains how they responded to those events.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

David R. Odenath, Jr., President
Prudential Tax-Free Money Fund, Inc.

Prudential Tax-Free Money Fund, Inc.
Annual Report   December 31, 2000

Investment Adviser's Report

Interest rates Rise, then stabilize
At the beginning of 2000, the Fund's weighted average maturity (WAM) was longer than that of its competitive average. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. Among other factors, it takes into account the maturity of each security held by a portfolio.) We had lengthened the WAM in December 1999 to avoid having to lock in longer-term positions during the seasonal drop in yields that usually occurs in January (known as the "January effect") when investors seek to reinvest the cash received from coupon payments and maturing bonds.

Rapid growth in the economy and the accompanying fear of resurgent inflation prompted the Fed to raise interest rates three times during the first six months of 2000--in February, March, and May. As the February and March increases appeared more likely, our strategy was to shorten the Fund's WAM until we could lock in higher yields once the Fed had acted. Another consideration was to provide liquidity for the outflows that normally occur in late April and early May when shareholders withdraw money to pay their taxes.

Soon after the March increase, municipal money market yields climbed sharply as the markets began to anticipate May's half-point rate increase. Accordingly, we lengthened the Fund's WAM by purchasing securities that could be redeemed on a semiannual basis. Since municipal money market yields tend to lag those in the taxable money markets, we thought we would have more opportunities to extend our WAM if the Fed increased rates again. However, tax-exempt money market yields declined substantially after the May rate increase amid belief that the Fed was through raising rates. In retrospect, we should have extended the WAM even more in advance of the Fed's final rate hike of 2000.

Prudential Tax-Free Money Fund, Inc.
Annual Report   December 31, 2000

At the beginning of July, we experienced a seasonal drop in yields known as the "July effect." Similar to the "January effect," this phenomenon is due to a supply/demand imbalance, as investors reinvest cash from maturing principal and coupon payments, driving yields lower on municipal money market securities. To prepare for this drop in yields, we kept the Fund's WAM longer than the average going into July.

Toward the end of July, the supply/demand imbalance righted itself, and yields increased. Accordingly, we lengthened the Fund's WAM by purchasing one-year notes and commercial paper with maturities in the 30- to 60-day range. As a result, our WAM was extended slightly beyond that of our peer group.

A BUYING OPPORTUNITY
We continued our buying campaign throughout September and October as new issuance supply increased due to large issues like Texas Tax and Revenue Anticipation Notes (TRANs) coming to market. In addition, the corporate tax date of September 15 coincided with the end of the quarter for many dealers, putting further selling pressure on the short-term exempt market. These conditions drove yields up and prices down, creating an attractive buying opportunity. We responded by lengthening the Fund's WAM, purchasing 60-day commercial paper and one-year notes such as Boise City Housing Authority Idaho Bond Anticipation Notes (BANs) and Seekonk, Massachusetts BANs.

The Fed Shifts to an easing bias
December is normally a time when many money market funds experience a high level of outflows, and we try to build liquidity to meet those anticipated outflows. We also hope to use the seasonal upward spike in yields to further extend our WAM. This year, however, a weak stock market resulted in lower-than-normal money fund outflows, and market action continued to reflect the expectation of a near-term rate cut by the Fed. Consequently, the upward pressure on yields failed to materialize, and we maintained a moderately longer WAM in December.

www.prudential.com           (800) 225-1852

Looking ahead
The Fund ended the quarter with a WAM longer than the average. This will benefit the Fund in the first quarter of 2001, as rates typically drop in January due to the demand for tax-exempt money market instruments far exceeding the supply.

Furthermore, in January 2001, the Fed lowered short-term interest rates by 50 basis points on two occasions. (A basis point is one-hundredth of a percent.) We believe the Fed will continue to ease monetary policy to prevent the U.S. economy from slipping into a recession.


Prudential Tax-Free Money Fund Management Team

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
Alaska  1.2%
Anchorage Alaska, G.O., Ser. 91      NR             8.00%       7/01/01    $    2,000    $    2,034,190
----------------------------------------------------------------------------------------
Colorado  2.0%
Denver City Cnty. Single Fam.
 Home, Metro Mayors Caucus Ser.
 C                                   SP1+*          4.45        5/15/01         1,265         1,265,000
East Smoky Hill Metropolitan
 Dist., Number 2, Q.T.R.M.T.         A1*            4.40        12/01/01        2,000         2,000,000
                                                                                         --------------
                                                                                              3,265,000
----------------------------------------------------------------------------------------
District of Columbia  0.3%
Dist. of Columbia, G.O., Series
 93A                                 NR             5.50        6/01/01           490(d)        492,047
----------------------------------------------------------------------------------------
Florida  7.9%
Florida Cap. Proj. Fin. Auth.
 Rev., F.R.W.D., Ser. H              VMIG1          4.90        1/03/01         5,000         5,000,000
Orange Cnty. Hlth. Facs. Auth.
 Rev., Adventist Hlth. Sys.,
 F.R.W.D., Ser. 171                  A1+*           5.09        1/04/01         8,125         8,125,000
                                                                                         --------------
                                                                                             13,125,000
----------------------------------------------------------------------------------------
Georgia  7.9%
Burke Cnty. Dev. Auth. Poll.
 Cntrl. Rev., Oglethorpe Pwr.
 Co., Ser. 98, T.E.C.P.              VMIG1          4.15        4/20/01         1,300         1,300,000
Cobb Cnty. Hsg. Auth., Post
 Bridge Proj., F.R.W.D., Ser.
 96                                  A1+*           5.00        1/03/01         8,100         8,100,000
De Kalb Cnty. Hsg. Auth. Multi
 Fam. Hsg. Rev., F.R.W.D.            A1*            5.14        1/04/01         1,310         1,310,000
Stephens Cnty. Dev. Auth. Ind.
 Dev. Rev., Caterpillar Inc.
 Proj., F.R.W.D.                     P-1            5.14        1/04/01         1,000         1,000,000

    6                                      See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
Stephens Cnty. Dev. Auth. Solid
 Waste, Disp. Facs. Rev.,
 F.R.W.D.                            P-1            5.14%       1/04/01    $    1,520    $    1,520,000
                                                                                         --------------
                                                                                             13,230,000
----------------------------------------------------------------------------------------
Idaho  1.2%
Boise Cnty. Idaho Hsg. Auth.
 Rev., Bond Anticipation Notes       NR             4.70        10/01/01        2,000         2,000,000
----------------------------------------------------------------------------------------
Illinois  8.3%
Illinois Edl. Facs. Auth. Rev.       P-1            4.40        4/20/01         5,000         5,000,000
Illinois Hlth. Fac. Auth. Rev.,
 Evanston Hosp. Corp. Proj.,
 Ser. 95 A.N.N.M.T.                  VMIG1          4.25        1/31/01         5,000         5,000,000
Illinois Wtr Rev., Mun. Secs.
 Trust Rec., F.R.D.D., Ser. 93       A1+            5.05        1/02/01         1,500         1,500,000
Illinois, Ser. A43, F.R.W.D.         VMIG1          4.70        1/03/01         2,295         2,295,000
                                                                                         --------------
                                                                                             13,795,000
----------------------------------------------------------------------------------------
Indiana  6.3%
Indiana Edl. Fac. Auth.,
 Wesleyan Univ., F.R.W.D., Ser.
 93                                  NR             5.00        1/04/01         4,300         4,300,000
Mount Vernon Poll. Cntrl &
 Solid Waste Rev. Ser. A             P-1            4.35        1/19/01         5,000         5,000,000
South Bend Econ. Dev. Rev.
 Dynamic R.E.H.C. Inc. Proj.,
 F.R.W.D.                            NR             5.20        1/03/01         1,195         1,195,000
                                                                                         --------------
                                                                                             10,495,000
----------------------------------------------------------------------------------------
Kentucky  6.0%
Carroll Cnty., Solid Wste.
 Disp. Facs. Rev., Ser. 94A,
 F.R.D.D., A.M.T.                    VMIG1          5.40        1/02/01         1,400         1,400,000
Henderson Cnty. Rev., Kentucky
 Hosp. Assoc. Hlth. Facs.,
 F.R.W.D., Ser. A                    VMIG1          4.90        1/03/01         3,775         3,775,000

    See Notes to Financial Statements                                      7

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
Leitchfield Ind. Bldg. Rev.,
 Styline Inds. Inc. Proj.,
 F.R.W.D., A.M.T., Ser. 99           A1+*           5.05%       1/04/01    $    4,785    $    4,785,000
                                                                                         --------------
                                                                                              9,960,000
----------------------------------------------------------------------------------------
Louisiana  2.6%
Calcasieu Parish Pub. Trust
 Notes Ser. A                        NR             4.50        4/01/01           570           570,000
Jefferson Parish Sch. Brd.
 Sales and Use Tax Rev.,
 F.R.W.D., Ser. A38                  VMIG1          4.70        1/03/01         3,790         3,790,000
                                                                                         --------------
                                                                                              4,360,000
----------------------------------------------------------------------------------------
Maine  2.5%
Lewiston Ind. Dev. Rev. Diamond
 Tpke. Assoc., F.R.W.D.              A1+*           5.10        1/04/01         4,200         4,200,000
----------------------------------------------------------------------------------------
Massachusetts  2.6%
Mass. St. Hlth. and Ed. Facs.
 Auth. Rev., SGA 97, F.R.D.D.        A1+*           5.05        1/02/01           300           300,000
Seekonk Bond Appreciation Notes      NR             4.45        10/19/01        4,025         4,026,834
                                                                                         --------------
                                                                                              4,326,834
----------------------------------------------------------------------------------------
Michigan  3.0%
Detroit Sewage Disp. Rev.,
 Merlots, F.R.W.D., Ser. I           VMIG1          4.70        1/03/01         5,000         5,000,000
----------------------------------------------------------------------------------------
Minnesota  2.9%
Bloomington Comm. Dev. Rev.,
 94th Str. Assoc. Proj.,
 F.R.W.D., Ser. 85                   A1+*           5.00        1/05/01         4,775         4,775,000
----------------------------------------------------------------------------------------
Mississipi  4.3%
Mississippi Dev. Bank Spec.
 Oblig. Cert., F.R.W.D.
 Ser. 337                            VMIG1          4.99        1/04/01         2,995         2,995,000
Mississippi Hsg. Fin. Corp.
 Sngl. Fam. Mtge., F.R.W.D.,
 Ser. 88                             A1+*           5.10        1/04/01         4,220         4,220,000
                                                                                         --------------
                                                                                              7,215,000

    8                                      See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
New Jersey  3.0%
Jersey City, G.O.                    SP-1+*         4.60%       9/14/01    $    5,000    $    5,006,717
----------------------------------------------------------------------------------------
New York  0.9%
Longwood Central Sch. Dist.
 Suffolk County, Gen. Oblig.,
 Ser. 01                             NR             5.00        6/29/01         1,500         1,502,462
----------------------------------------------------------------------------------------
Ohio  2.2%
East Lake Ind. Dev. Rev., Astro
 Model Dev. Corp., F.R.W.D.,
 Ser. 96                             NR             5.20        1/04/01         2,600         2,600,000
Nordonia Hills City School
 Dist. Bond Anticipation Notes,
 Ser. A                              SP1+*          4.75        3/20/01         1,000         1,000,955
                                                                                         --------------
                                                                                              3,600,955
----------------------------------------------------------------------------------------
Oklahoma  2.4%
Rural Enterprises Inc. Rev.
 Gov. Fin. Proj., F.R.W.D.,
 Ser. A                              VMIG1          4.90        1/03/01         2,000         2,000,000
Tulsa Pkg. Auth. Rev., Williams
 Ctr. Proj., S.E.M.M.T.,
 Ser. 87 A                           VMIG1          4.45        5/15/01         2,000         2,000,000
                                                                                         --------------
                                                                                              4,000,000
----------------------------------------------------------------------------------------
Pennsylvania  3.0%
Butler Cnty. Hosp. Auth. Rev.,
 North Hills Passavant Hosp.,
 Ser. 91A, F.S.A.                    NR             7.00        6/01/01         4,800(d)      4,948,725
----------------------------------------------------------------------------------------
Rhode Island  0.4%
Rhode Island Desp. Econ.
 Protection Corp. Spc. Oblig.,
 Ser. 91A                            NR             7.10        8/01/01           700(d)        724,054
----------------------------------------------------------------------------------------
South Carolina  7.2%
Beaufort Cnty. Sch. Dist.,
 Ser. 1997B                          NR             6.50        3/01/01         1,050         1,053,611
Oconee Cnty. Sch. Dist. T.A.N.       NR             4.75        3/15/01         2,000         2,001,176

    See Notes to Financial Statements                                      9

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
South Carolina St Pub. Svc.
 Auth. Rev. Merlots, F.R.W.D.,
 Ser. L                              VMIG1          4.70%       1/03/01    $    5,090    $    5,090,000
South Carolina Trans. Insf.
 Bank Rev., F.R.D.D.                 A1+*           5.05        1/02/01         1,300         1,300,000
Spartanburg Cnty. Sch. Dist. 7
 B.A.N.                              MIG1           4.75        2/15/01         2,500         2,501,618
                                                                                         --------------
                                                                                             11,946,405
----------------------------------------------------------------------------------------
South Dakota  2.0%
Grant Cnty. Poll. Cntrl. Rev.
 Ref. Otter Tail Pwr. Co.
 Proj., F.R.W.D.                     VMIG1          5.15        1/05/01         2,400         2,400,000
South Dakota Stud. Ln. Fin.
 Corp. Ln. Rev. Ser. 94A             NR             6.45        8/01/01         1,000(d)      1,030,194
                                                                                         --------------
                                                                                              3,430,194
----------------------------------------------------------------------------------------
Tennessee  3.0%
Sevier Cnty. Pub. Bldg. Auth.
 Local Gov. Pub. Imprv. Proj.,
 F.R.D.D.                            VMIG1          5.05        1/02/01         5,000         5,000,000
----------------------------------------------------------------------------------------
Texas  0.2%
Pasadena Tax Notes                   NR             6.00        2/15/01           345           345,653
----------------------------------------------------------------------------------------
Vermont  1.4%
Vermont Ind. Dev. Auth. Rev.
 Var. Burlington Pptys. Proj.,
 F.R.W.D., Ser. 88                   A1+*           5.10        1/04/01         2,300         2,300,000
----------------------------------------------------------------------------------------
Virginia  0.7%
Louisa Ind. Dev. Auth. Elect.
 Pwr., Ser. 84                       VMIG1          4.45        2/28/01         1,200         1,200,000
----------------------------------------------------------------------------------------
Washington  1.1%
Port Pasco Econ. Dev. Var.
 Douglas Fruit Company Inc.
 Proj., F.R.W.D., Ser. 96            A1*            5.10        1/04/01         1,815         1,815,000

    10                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount        Value
Description (a)                      (Unaudited)    Rate        Date       (000)         (Note 1)
------------------------------------------------------------------------------------------------------------
Wisconsin  8.1%
Milton Ind. Dev. Rev. New
 England Extrusion Proj.,
 F.R.W.D., Ser. 98                   A1+*           5.15%       1/04/01    $    2,200    $    2,200,000
New Berlin Sch. Dist. T.R.A.N.       NR             4.50        9/14/01         1,850         1,851,233
West Allis T.R.A.N.                  NR             4.50        9/21/01         2,000         2,001,371
Whitefish Bay Sch. Dist.
 T.R.A.N.                            NR             4.50        6/20/01         2,000         2,001,074
Whitewater Ind. Dev. Rev., Trek
 Bicycle, F.R.W.D., Ser. 95          NR             5.10        1/04/01         3,625         3,625,000
Wisconsin St. Hlth. and Edl.
 Facs. Auth. Rev. Auth. Rev.,
 St. Lukes Med. Ctr., Ser. 91        NR             6.60        8/15/01         1,745         1,767,882
                                                                                         --------------
                                                                                             13,446,560
----------------------------------------------------------------------------------------
Wyoming  3.0%
Lincoln Cnty. Poll. Control
 Flex Ref. Pacificrp.,
 F.R.W.D.,
 Ser. 91                             VMIG1          4.90        1/03/01         5,000         5,000,000
                                                                                         --------------
Total Investments  97.6%
 (cost $162,539,796)(c)                                                                     162,539,796
                                                                                         --------------
Other assets in excess of
 liabilities  2.4%                                                                            3,986,462
                                                                                         --------------
Net Assets  100%                                                                         $  166,526,258
                                                                                         --------------
                                                                                         --------------

    See Notes to Financial Statements                                     11

       Prudential Tax-Free Money Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
 A.M.T.--Alternate Minimum Tax
 A.N.N.M.T.--Annual Mandatory Tender
 B.A.N.--Bond Anticipation Notes
 F.R.D.D.--Floating Rate (Daily) Demand Note(b)
 F.R.W.D.--Floating Rate (Weekly) Demand Note(b)
 F.S.A.--Financial Security Assurance
 G.O.--General Obligation
 Q.T.R.M.T.--Quarterly Monthly Tender
 S.E.M.M.T.--Semi-Annual Mandatory Tender
 T.A.N.--Tax Anticipation Note
 T.E.C.P.--Tax-Exempt Commercial Paper
 T.R.A.N.--Tax and Revenue Anticipation Note

(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

(c) The cost basis for federal income tax purposes is substantially the same as that used for financial statement purposes.

(d) Prerefunded issues are secured by escrowed cash and direct U.S. government guaranteed obligations.

 * Standard & Poor's Rating.

NR--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard and Poor's ratings.

    12                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market
value                                                             $ 162,539,796
Cash                                                                     56,716
Receivable for Fund shares sold                                       3,843,375
Interest receivable                                                   1,554,413
Prepaid expenses                                                          5,890
                                                                -----------------
      Total assets                                                  168,000,190
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                    1,183,303
Accrued expenses                                                         91,152
Dividends payable                                                       107,123
Management fee payable                                                   73,883
Distribution fee payable                                                 18,471
                                                                -----------------
      Total liabilities                                               1,473,932
                                                                -----------------
NET ASSETS                                                        $ 166,526,258
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common Stock, $.01 par value                                   $   1,666,205
   Paid-in capital in excess of par                                 164,860,053
                                                                -----------------
Net assets, December 31, 2000                                     $ 166,526,258
                                                                -----------------
                                                                -----------------
Net asset value, offering price and redemption price
   per share ($166,526,258 / 166,620,537 shares)                          $1.00
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $ 7,385,984
                                                                -----------------
Expenses
   Management fee                                                      883,795
   Distribution fee                                                    220,949
   Transfer agent's fees and expenses                                  122,000
   Custodian's fees and expenses                                        66,000
   Reports to shareholders                                              37,000
   Registration fees                                                    35,000
   Audit fee                                                            26,000
   Legal fees and expenses                                              15,000
   Directors' fees and expenses                                         11,000
   Miscellaneous                                                         1,638
                                                                -----------------
      Total expenses                                                 1,418,382
Less: custodian fee credit                                              (1,650)
                                                                -----------------
Net expenses                                                         1,416,732
                                                                -----------------
Net investment income                                                5,969,252
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 5,969,252
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Statement of Changes in Net Assets

                                                   Year                 Year
                                                   Ended                Ended
                                             December 31, 2000    December 31, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $   5,969,252        $   5,097,107
   Net realized gain on investment
      transactions                                        --                    3
                                             -----------------    -----------------
   Net increase in net assets resulting
      from operations                              5,969,252            5,097,110
                                             -----------------    -----------------
Dividends and distributions to
shareholders                                      (5,969,252)          (5,097,110)
                                             -----------------    -----------------
Fund share transactions (at $1 per share)
   Proceeds from shares sold                     602,574,421          604,058,962
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                  5,660,329            4,896,169
   Cost of shares reacquired                    (621,595,449)        (628,233,381)
                                             -----------------    -----------------
   Net decrease in net assets from Fund
      share transactions                         (13,360,699)         (19,278,250)
                                             -----------------    -----------------
Total decrease                                   (13,360,699)         (19,278,250)
NET ASSETS
Beginning of year                                179,886,957          199,165,207
                                             -----------------    -----------------
End of year                                    $ 166,526,258        $ 179,886,957
                                             -----------------    -----------------
                                             -----------------    -----------------

    See Notes to Financial Statements                                     15

       Prudential Tax-Free Money Fund, Inc.
             Notes to Financial Statements

      Prudential Tax-Free Money Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Portfolio securities are valued at amortized
cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. For this reason, no federal income tax provision is required.

      Dividends:    The Fund declares dividends daily from net investment income and net realized gains, if any. Payment of dividends is made monthly.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment

       Prudential Tax-Free Money Fund, Inc.
             Notes to Financial Statements Cont'd.

Corporation ('PIC'), a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million, .425 of 1% of the next $750 million of average daily net assets and
 .375 of 1% of average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensated PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.

      PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent and during the year ended December 31, 2000, the Fund incurred fees of approximately $120,500 for the services of PMFS. As of December 31, 2000, approximately $9,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

       Prudential Tax-Free Money Fund, Inc.
             Financial Highlights

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $    1.00
Net investment income and realized gains                                 .034
Dividends and distributions to shareholders                             (.034)
                                                                -----------------
Net asset value, end of year                                        $    1.00
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                         3.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 166,526
Average net assets (000)                                            $ 176,759
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .80%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .68%
   Net investment income                                                 3.38%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

    18                                     See Notes to Financial Statements

       Prudential Tax-Free Money Fund, Inc.
             Financial Highlights Cont'd.

                               Year Ended December 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
        .025                 .028                 .030                 .028
       (.025)               (.028)               (.030)               (.028)
----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        2.56%                2.83%                3.00%                2.84%
    $179,887             $199,165             $329,812             $333,808
    $202,718             $277,839             $339,825             $403,230
         .81%                 .80%                 .78%                 .80%
         .69%                 .68%                 .66%                 .67%
        2.51%                2.80%                2.97%                2.83%

    See Notes to Financial Statements                                     19

       Prudential Tax-Free Money Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Tax-Free Money Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Free Money Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 14, 2001
                                                                          20

       Prudential Tax-Free Money Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 2000, dividends paid from net investment income of $.034 were all federally tax-exempt interest dividends.

      Information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.

Prudential Tax-Free Money Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   New Jersey Series
   New York Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Prudential Tax-Free Money Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

www.prudential.com        (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment
Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Prudential Tax-Free Money Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

www.prudential.com          (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Tax-Free Money Fund, Inc.
Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.prudential.com         (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Cusip Number   74436P103

MF103E

(ICON)  Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
Connecticut Money Market Series

Fund Type Money market

Objective The highest level of current income that is exempt from Connecticut State and federal income taxes, consistent with liquidity and the preservation of capital

(GRAPH)
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Municipal Series Fund/Connecticut
Money Market Series seeks to provide the highest level of current income that is exempt from Connecticut State and federal income taxes, consistent with liquidity and the preservation of capital. The Series intends to invest primarily in a portfolio of short-term tax-exempt debt securities with maturities of 13 months or less from the state of Connecticut, its municipalities, local governments, and other qualifying issuers
(such as Puerto Rico, Guam, and the U.S. Virgin
Islands). There can be no assurance that the Series will achieve its investment objective.

Money Fund Yield Comparison
(GRAPH)
www.prudential.com    (800) 225-1852
Performance at a Glance

Fund Facts                       As of 8/31/00
7-Day   Net Asset      Taxable Equivalent Yield*   Weighted Avg.   Net Assets
Current Yld.   Value (NAV)   @31%   @36%   @39.6%   Mat. (WAM)   (Millions)
CT Money
Market Series   3.21%   $1.00   4.87%   5.25%   5.56%   63 Days   $81
iMoneyNet, Inc.
Tax-Free State Specific
Avg. (SB & GP-CT)**   3.31%   $1.00   5.02%   5.42%   5.74%   54 Days   N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.
Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. reports the 7-Day Current Yield,
NAV, and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. Tax-Free State
Specific Average (Stock Broker (SB) & General
Purpose

(GP)-Connecticut) category as of August 28, 2000.

Weighted Average Maturity Compared to the Average
Money Market Fund
(GRAPH)

(LOGO)                 October 18, 2000

Dear Shareholder,
Municipal money market yields climbed during much of our 12-month reporting period ended August 31, 2000. The catalyst for this trend was the Federal
Reserve's repeated increases in short-term interest rates, which were intended to curb the brisk pace of U.S. economic growth.

The rising-interest-rate environment benefited the
Prudential Municipal Series Fund/Connecticut Money
Market Series by creating attractive investment opportunities. The Series maintained a $1 net asset value per share, and provided a competitive yield.
On August 31, 2000, the Series' seven-day current yield was 3.21%, compared with 3.31% for the average Connecticut money market fund as tracked by iMoneyNet, Inc. The following pages explain how the Series was positioned in light of developments in the municipal money market.

Proposed merger
A proposal to merge the Connecticut Money Market
Series with the Prudential Tax-Free Money Fund,
Inc. will be put to a shareholder vote at a special meeting for shareholders. The meeting is expected to take place early in 2001.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund   Connecticut Money Market Series

Annual Report   August 31, 2000

Investment Adviser's Report

Trying to put a lid on inflation
The Federal Reserve (the Fed) raised short-term interest rates four times during our fiscal year that began September 1, 1999. The Fed acted because a rapidly expanding U.S. economy had increased the risk of rising consumer prices and accelerating wages. Hiking rates boosted borrowing costs for businesses and consumers, which the Fed hoped would slow economic growth to a more sustainable pace and help check inflationary pressures.

Although we expected the Fed to tighten monetary policy in the autumn of 1999, we purchased longer-term Connecticut money market securities in September 1999 that seemed to offer good value at that time. Our purchases extended the Series' weighted average maturity (WAM), which remained longer than that of the average comparable fund during September and early October. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held in a portfolio.)

In hindsight, the Series would have been better served had we been able to purchase a sufficient amount of shorter-term Connecticut money market securities to shorten the WAM. As these securities matured, we could have reinvested the money in higher-yielding Connecticut money market securities that became available after the Fed raised short-term rates in mid-November 1999.

Taking advantage of bargains during tax season
The Fed resumed tightening monetary policy in 2000 as the resilient U.S. economy continued to race ahead. The next rate hikes occurred in February and March. During these two months, many Connecticut municipalities and authorities often issue money market securities. We took advantage of this supply because there are periods when few newly issued
Connecticut securities are available. We bought one-year insured bonds of New Haven,

Prudential Municipal Series Fund   Connecticut Money Market Series

Annual Report   August 31, 2000

Connecticut, and tax-exempt bonds of Yale New Haven
Hospital that were "prerefunded" or backed by direct obligations of the U.S. Treasury. In addition, Connecticut Housing Authority bonds were purchased during this period, helping to lengthen the Series' WAM.

We later allowed the WAM to shorten as we prepared to buy higher-yielding Connecticut money market securities that became available in the spring of 2000. Yields rose sharply from late April through mid-May because the Fed was expected to hike rates when it met in May and because portfolio managers sold municipal money market securities to satisfy shareholder redemptions during tax season.
With yields at such attractive levels, we purchased additional "prerefunded" Connecticut bonds that are backed by direct obligations of the U.S. Treasury.
We also bought Connecticut housing bonds that can be sold back to their issuer in one year at a price equal to 100% of their face value.

As expected, the Fed aggressively raised short-term interest rates in mid-May. Shortly thereafter, data began to show that U.S. economic growth was slowing, which in turn fueled optimism that the Fed would stop raising rates. Consequently, many investors were willing to accept lower yields (and pay higher prices) for municipal money market securities. Our decision to lock in municipal money market yields in early May worked well because yields declined during the remainder of our fiscal year.

Purchasing municipal asset-backed securities
There were also attractive investment opportunities among municipal asset-backed securities (MABS).
MABS are highly liquid investments structured to help satisfy the growing demand for municipal money market securities. MABS require a higher degree of analysis than more generic investment alternatives.
As a result, MABS offer a higher return, and have been selectively added to the Series' holdings.

Prudential Connecticut Money Market Series
Management Team

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Portfolio of Investments as of August 31, 2000

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)    Rate        Date       (000)          (Note 1)
- -----------------------------------------------------------------------------------------------------------
Brazos River Harbor Nav. Dist.
 Rev.,
 BASF, Corp. Proj.,
 Ser. 96, F.R.D.D.                   P-1            4.45%       9/01/00    $    3,450     $  3,450,000
 Dow Chemical Co.,
 Ser. 93, F.R.D.D., A.M.T.           P-1            4.50        9/01/00         1,000        1,000,000
 Ser. 97, F.R.D.D., A.M.T.           P-1            4.50        9/01/00           600          600,000
Connecticut St. Clean Water Fund
 Rev., Ser. 91                       NR             6.70        1/01/01         2,010(c)     2,067,566
Connecticut St. Dev. Auth.,
 Bradley Airport Hotel,
 Ser. 97A F.R.W.D.                   VMIG1          4.10        9/07/00           800          800,000
 Ser. 97B, F.R.W.D.                  VMIG1          4.10        9/07/00         3,000        3,000,000
 Ser. 97C, F.R.W.D.                  VMIG1          4.10        9/07/00         1,200        1,200,000
 Corp. for Independ. Living Proj.,
 Ser. 99, F.R.W.D.                   VMIG1          3.95        9/06/00         2,475        2,475,000
 Pierce Baptist Home,
 Ser. 99, F.R.W.D.                   A-1+(d)        3.95        9/06/00         3,125        3,125,000
 SHW, Inc., Proj., Ser. 90,
 F.R.W.D., A.M.T.                    N/R            4.15        9/06/00         5,150        5,150,000
Connecticut St. Gen. Oblig.,
 Ser. 90C                            NR             6.90        9/15/00         1,000        1,001,209
 Ser. 91A                            NR             6.60        3/01/01         1,000(c)     1,031,732
 Ser. 92D                            NR             5.80        11/15/00        1,750(c)     1,755,436
 Ser. 95A                            NR             5.00        3/15/01         1,200        1,205,585
 Ser. 97B, F.R.W.D.                  VMIG           4.00        9/07/00         2,700        2,700,000
Connecticut St. Hlth. & Edl. Facs.
 Auth. Rev.,
 Conn. St. University, S.6.A. 95,
 A.M.B.A.C., F.R.D.D.                A-1+(d)        3.90        9/01/00         1,000        1,000,000
 Convenant Ret., Ser. 1999A,
 F.R.W.D.                            A-1+(d)        3.95        9/07/00         2,640        2,640,000
 Gaylord Hosp. Issue, Ser. A,
 F.R.W.D.                            A-1+(d)        4.10        9/06/00         3,000        3,000,000
 Hartfort Hosp. Issue,
 Ser. B, F.R.W.D.                    A-1+(d)        4.10        9/06/00         2,000        2,000,000

    See Notes to Financial Statements                                      5

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)    Rate        Date       (000)          (Note 1)
- -----------------------------------------------------------------------------------------------------------
 Hotchkiss School Issue,
 Ser. A, F.R.W.D.                    VMIG1          4.00%       9/07/00    $    2,000     $  2,000,000
 Pomfret School Issue,
 Ser. A, F.R.W.D.                    VMIG1          4.20        9/07/00           900          900,000
 Sharon Hosp. Issue,
 Ser. A, F.R.W.D.                    VMIG1          4.10        9/07/00         1,670        1,670,000
 Woodbury & Bethlehem School,
 B.A.N.                              VMIG1          5.00        5/15/01         4,000        4,010,730
 Yale University, Ser. S, T.E.C.P.   VMIG1          4.15        12/11/00        5,000        5,000,000
 Yale University, Ser. T, F.R.W.D.   VMIG1          3.90        9/07/00         2,500        2,500,000
Connecticut St. Hsg. Fin. Auth.,
 Ser. B, F.R.W.D., A.M.T.            VMIG1          4.37        9/06/00         2,000        2,000,000
 Ser. P, F.R.W.D., A.M.T.            VMIG1          4.32        9/06/00         1,000        1,000,000
Connecticut St. Spec. Assmt.,
 Unemployment Comp. Rev.,
 Ser. 93C, A.N.N.M.T., F.G.I.C.      VMIG1          4.35        7/01/01         1,800        1,800,000
 Ser. 96A, A.M.B.A.C.                NR             5.50        11/15/00        2,500        2,507,443
 Ser. 96A, A.M.B.A.C.                NR             5.50        5/15/01         1,000        1,009,146
Connecticut St. Special Tax Oblig.
 Transp. Infrastructure Rev.,
 Ser. 90A, Bond                      NR             8.00        6/01/01         1,500        1,538,364
 Ser. 90A, Bond                      NR             7.125       6/01/01           500(c)       515,024
 Ser. 90I, F.R.W.D.                  VMIG1          3.95        9/06/00         2,025        2,025,000
Hartford Connecticut, Redev.
 Agcy., Multi-family Mtge. Rev.,
 Underwood Twrs. Proj.,
 Ser. 90, F.R.W.D., F.S.A.           A-1+(d)        4.10        9/07/00           600          600,000
New Haven Connecticut,
 Ser. 99A, F.G.I.C.                  NR             4.25        2/01/01         2,025        2,026,604
North Branford, Connecticut,
 B.A.N.                              NR             5.00        2/15/01         2,375        2,379,154
Monroe Connecticut, Ser. A           NR             4.75        1/25/01         1,025        1,026,990
Old Saybrook, Connecticut, B.A.N.    NR             4.25        9/06/00         1,850        1,850,055
Puerto Rico Commwlth. & Electric
 Power Auth., Ser. 98-20,
 F.R.W.D., M.B.I.A.                  VMIG1          3.93        9/07/00         2,400        2,400,000

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     Moody's                               Principal
                                     Rating         Interest    Maturity   Amount         Value
Description (a)                      (Unaudited)    Rate        Date       (000)          (Note 1)
- -----------------------------------------------------------------------------------------------------------
Puerto Rico Commwlth. Highway &
 Transp. Auth., Ser. FFF,
 F.R.W.D., M.B.I.A.                  VMIG1          4.35%       9/06/00    $    2,500     $  2,500,000
South Windsor Connecticut,
 Gen. Oblig., Ser. 99                NR             3.50        9/01/00           585          585,000
                                                                                          ------------
Total Investments  99.8%
 (amortized cost $81,045,038(e))                                                            81,045,038
Other assets in excess of
 liabilities  0.2%                                                                             179,615
                                                                                          ------------
Net Assets  100%                                                                          $ 81,224,653
                                                                                          ------------
                                                                                          ------------

- ------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    A.N.N.M.T.--Annual Mandatory Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    T.E.C.P.--Tax Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Statement of Assets and Liabilities

                                                                   August 31, 2000
- ----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value       $81,045,038
Cash                                                                      34,469
Interest receivable                                                      636,125
Receivable for Series shares sold                                        327,941
Other assets                                                               1,620
                                                                   ---------------
      Total assets                                                    82,045,193
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                     678,140
Accrued expenses                                                          66,944
Management fee payable                                                    35,505
Dividends payable                                                         29,208
Deferred trustee's fees                                                    6,218
Distribution fee payable                                                   4,525
                                                                   ---------------
      Total liabilities                                                  820,540
                                                                   ---------------
NET ASSETS                                                           $81,224,653
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                  $   812,246
   Paid-in capital in excess of par                                   80,412,407
                                                                   ---------------
Net assets, August 31, 2000                                          $81,224,653
                                                                   ---------------
                                                                   ---------------
Net asset value, offering price and redemption price per share
   ($81,224,653 / 81,224,653 shares of beneficial interest
   issued and outstanding; unlimited number of shares
   authorized)                                                             $1.00

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Statement of Operations

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
- ----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $ 3,049,551
                                                                   ---------------
Expenses
   Management fee                                                        410,257
   Distribution fee                                                      102,564
   Custodian's fees and expenses                                          58,000
   Reports to shareholders                                                33,000
   Registration fees                                                      24,000
   Transfer agent's fees and expenses                                     21,000
   Legal fees and expenses                                                 9,700
   Audit fees                                                              8,000
   Trustees' fees and expenses                                             4,500
   Miscellaneous                                                           3,964
                                                                   ---------------
      Total expenses                                                     674,985
Less: Custodian fee credit (Note 1)                                       (4,296)
                                                                   ---------------
    Net expenses                                                         670,689
                                                                   ---------------
Net investment income                                                  2,378,862
                                                                   ---------------
REALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                                 (94)
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 2,378,768
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Statement of Changes in Net Assets

                                                       Year Ended August 31,
                                                   ------------------------------
                                                       2000             1999
- ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   2,378,862    $   2,014,902
   Net realized gain (loss) on investment
      transactions                                           (94)           5,471
                                                   -------------    -------------
   Net increase in net assets resulting from
      operations                                       2,378,768        2,020,373
                                                   -------------    -------------
Dividends and distributions (Note 1)                  (2,378,768)      (2,020,373)
                                                   -------------    -------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                     283,078,236      311,218,175
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    2,336,383        1,968,000
   Cost of shares reacquired                        (287,264,699)    (325,228,890)
                                                   -------------    -------------
   Net decrease in net assets from Series share
      transactions                                    (1,850,080)     (12,042,715)
                                                   -------------    -------------
Total decrease                                        (1,850,080)     (12,042,715)
NET ASSETS
Beginning of year                                     83,074,733       95,117,448
                                                   -------------    -------------
End of year                                        $  81,224,653    $  83,074,733
                                                   -------------    -------------
                                                   -------------    -------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of 11 series. The monies of each series are invested in separate, independently managed portfolios. The Connecticut Money Market Series (the 'Series') commenced investment operations on August 5, 1991. The Series is nondiversified and seeks to provide the highest level of income that is exempt from Connecticut state and federal income taxes with the minimum of risk by investing in 'investment grade' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      All securities are valued as of 4:30 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Dividends:    The Series declares daily dividends from net investment
income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Series has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements    The Fund has a management agreement with Prudential
Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's
                                                                          11

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Notes to Financial Statements Cont'd.

performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series' shares. The Series compensates PIMS for distributing and servicing the Series' shares pursuant to the plan of distributing at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other Transactions with Affiliates    Prudential Mutual Fund Services
LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $19,900 for the services of PMFS. As of August 31, 2000, approximately $1,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Proposed Reorganization
On August 23, 2000, the Trustees approved an Agreement and Plan of Reorganization and Liquidation of the Series (the 'Plan of Reorganization') which provides for the transfer of substantially all of the assets and liabilities of the Prudential Municipal Series Fund, Connecticut Money Market Series to Prudential Tax-Free Money Fund, Inc. Class A shares of the Series will be exchanged at net asset value for Class A shares of the equivalent value of Prudential Tax-Free Money Fund, Inc. The Fund will then cease operations. The Plan of Reorganization is subject to approval by the shareholders of the Connecticut Money Market Series.
    12

       Prudential Municipal Series Fund      Connecticut Money Market Series
 Financial
                            Highlights
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '
' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' ' '

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Financial Highlights

                                                                        Year
                                                                        Ended
                                                                   August 31, 2000
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  1.00
Net investment income and realized gains                                  0.03
Dividends and distributions to shareholders                              (0.03)
                                                                   ---------------
Net asset value, end of year                                           $  1.00
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          2.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $81,225
Average net assets (000)                                               $82,051
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)                   0.82%
   Expenses, excluding distribution and service (12b-1)                   0.69%
   Net investment income                                                  2.90%

- ------------------------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.
    14                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Financial Highlights Cont'd.

                                Year Ended August 31,
- -------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
- -------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .02                  .03                  .03(a)               .03(a)
        (.02)                (.03)                (.03)                (.03)
    --------             --------             --------             --------
    $   1.00             $   1.00             $   1.00             $   1.00
    --------             --------             --------             --------
    --------             --------             --------             --------
        2.34%                2.72%                3.10%                3.17%
    $ 83,075             $ 95,117             $ 75,927             $ 77,683
    $ 87,744             $ 84,800             $ 77,500             $ 74,576
         .82%                 .86%                 .46%(a)              .47%(a)
         .69%                 .74%                 .34%(a)              .35%(a)
        2.30%                2.68%                3.06%(a)             3.12%(a)

    See Notes to Financial Statements                                     15

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Connecticut Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Connecticut Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The accompanying financial highlights for the two year period ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
As described in Note 4 to the financial statements, on August 23, 2000, the Board of Trustees of the Series approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Series would be merged into Tax-Free Money Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000
    16

       Prudential Municipal Series Fund      Connecticut Money Market Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended August 31, 2000, dividends paid from net investment income of $.03 per share were all federally tax-exempt interest dividends.
                                                                          17

Prudential Municipal Series Fund   Connecticut Money Market Series

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity.
They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.prudential.com                (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold
(converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Municipal Series Fund   Connecticut Money Market Series

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

balanced/allocation funds
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com        (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols   NASDAQ    CUSIP
               PMCXX   74435M648

MF154E

(ICON)    Printed on Recycled Paper

ANNUAL REPORT  AUGUST 31, 2000

Prudential
Municipal Series Fund/
Massachusetts Money Market Series

Fund Type Money market

Objective The highest level of current income that is exempt from Massachusetts State and federal income taxes, consistent with liquidity and the preservation of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Investment Goals and Style
The Prudential Municipal Series Fund/Massachusetts
Money Market Series seeks to provide the highest level of current income that is exempt from Massachusetts State and federal income taxes, consistent with liquidity and the preservation of capital. The
Series intends to invest
primarily in a portfolio of tax-exempt debt securities with maturities of
13 months or less from the state of Massachusetts, its municipalities, local governments, and other qualifying issuers (such as Puerto Rico, Guam, and the U.S. Virgin Islands). There can be no assurance that the Series will achieve its investment objective.

Money Fund Yield Comparison
(GRAPH)
www.prudential.com          (800) 225-1852

Performance at a Glance

Fund Facts                              As of 8/31/00
                   7-Day       Net Asset    Taxable Equivalent Yield*   Weighted Avg.   Net Assets
                Current Yld.  Value (NAV)   @31%   @36%   @39.6%         Mat. (WAM)     (Millions)
MA Money
Market Series       3.29%        $1.00      5.42%  5.84%  6.19%             46 Days         $88
iMoneyNet, Inc.
Tax-Free
State Specific
Avg. (SB &
GP-MA)**            3.45%        $1.00      5.68%  6.13%  6.49%             42 Days         N/A

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.
Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

*Some investors may be subject to the federal alternative minimum tax and/or state and local taxes. Taxable equivalent yields reflect federal and applicable state tax rates.

**iMoneyNet, Inc. reports the 7-Day Current Yield,
NAV, and WAM on Mondays. This is the data of all funds in the iMoneyNet, Inc. Tax-Free State
Specific Average (Stock Broker (SB) & General
Purpose (GP)-Massachusetts) category as of August
28, 2000.

Weighted Average Maturity Compared to the Average
Money Market Fund
(GRAPH)

(LOGO)                     October 18, 2000

Dear Shareholder,
Municipal money market yields climbed during much of our 12-month reporting period ended August 31, 2000. The catalyst for this trend was the Federal
Reserve's repeated increases in short-term interest rates, which were intended to curb the brisk pace of U.S. economic growth.

The rising-interest-rate environment benefited the
Prudential Municipal Series Fund/Massachusetts
Money Market Series by creating attractive investment opportunities. The Series maintained a $1 net asset value per share, and provided a competitive yield. On August 31, 2000, the Series' seven-day current yield was 3.29%, compared with 3.45% for the average Massachusetts money market fund as tracked by iMoneyNet, Inc. The following pages explain how the Series was positioned in light of developments in the municipal money market.

Proposed merger
A proposal to merge the Massachusetts Money Market
Series with the Prudential Tax-Free Money Fund,
Inc. will be put to a shareholder vote at a special shareholders meeting. The meeting is expected to take place early in 2001.

Sincerely,

John R. Strangfeld, President
Prudential Municipal Series Fund

Prudential Municipal Series Fund   Massachusetts Money Market Series

Annual Report   August 31, 2000

Investment Adviser's Report

Trying to put a lid on inflation
The Federal Reserve (the Fed) increased short-term interest rates four times during our fiscal year that began September 1, 1999. The Fed acted because a rapidly expanding U.S. economy raised the risk of higher consumer prices and accelerating wages.
Hiking rates boosted borrowing costs for businesses and consumers, which the Fed hoped would slow economic growth to a more sustainable pace and help check inflationary pressures.

Because we believed the Fed would tighten monetary policy in the autumn of 1999, we invested primarily in shorter-term Massachusetts money market securities from September through much of October
1999. As these securities matured, we reinvested the money in higher-yielding Massachusetts money market securities that were available after subsequent Fed rate hikes.

For example, the central bank increased short-term interest rates in mid-November 1999. Yields on Massachusetts money market securities also climbed, creating attractive buying opportunities. Among our purchases were one-year bond anticipation notes of Bedford, Massachusetts, and one-year insured general obligation bonds of Ipswich, Massachusetts.

Taking advantage of bargains during tax season
The Fed resumed tightening monetary policy in 2000 as the resilient U.S.
economy continued to race ahead. The next rate hikes occurred in February and March 2000, after which municipal money market yields climbed even further. From late April through mid-May, tax-exempt money market yields were sharply higher because portfolio managers sold securities to meet shareholder redemptions during tax time, and because the Fed was expected to increase rates aggressively when it met in May. With yields at such attractive levels, we bought six-month state aid anticipation notes of Methuen, Massachusetts, and six-month bond anticipation notes of Waltham, Massachusetts. We also bought "prerefunded"
Massachusetts general obligation bonds that are backed by direct obligations of the U.S. Treasury.

Prudential Municipal Series Fund   Massachusetts Money Market Series

Annual Report   August 31, 2000

Our purchases during tax time dramatically lengthened the Series' weighted average maturity
(WAM), which positioned the Series significantly longer than the average fund as measured by iMoneyNet, Inc. (WAM is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates. It takes into account the maturity level of each security held in a portfolio.) Extending the WAM during this time enhanced the Series' yield.

Purchasing municipal asset-backed securities
There were also attractive investment opportunities among municipal asset-backed securities (MABS).
MABS are highly liquid investments structured to help satisfy the growing demand for municipal money market securities. MABS require a higher degree of analysis than more generic investment alternatives.
As a result, MABS offer a higher return, and have been selectively added to the Series' holdings.

In mid-May, the Fed aggressively raised short-term interest rates as expected. Shortly thereafter, data began to show that economic growth was slowing, which fueled optimism that the Fed would stop raising rates.
Consequently, many investors were willing to accept lower yields (and pay higher prices) for municipal money market securities. Our decision to lock in municipal money market yields from late April through mid-May worked well because yields declined during the remainder of our fiscal year.

Prudential Massachusetts Money Market Series
Management Team

Prudential Municipal Series Fund   Massachusetts Money Market Series

Annual Report   August 31, 2000

Financial
   Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Portfolio of Investments as of August 31, 2000

                                                                   Principal
                              Moody's Rating  Interest   Maturity  Amount        Value (Note
Description (a)               (Unaudited)     Rate       Date      (000)         1)
- --------------------------------------------------------------------------------------------------
Bedford, Gen. Oblig., B.A.N.  NR              4.25%      12/04/00  $    2,000    $  2,001,634
Brockton, Gen. Oblig.,
 B.A.N.                       NR              5.125      6/21/01        1,500       1,504,877
Holden, Gen. Oblig.,
 F.G.I.C.                     Aaa             7.50       3/01/01        1,070       1,070,000
Ipswich, Gen. Oblig.,
 F.G.I.C.                     Aaa             5.00       11/15/00       1,169       1,171,676
Lowell, Gen. Oblig.           Aaa             8.30       2/15/01        1,000(c)    1,047,265
Mass. St. Certificates, Ser.
 240, F.R.W.D.                VMIG1           3.83       9/07/00        6,000       6,000,000
Mass. St. Dev. Fin. Agcy.
 Rev.,
 Carleton-Willard Village,
 Ser. 2000 F.R.W.D.           A-1(d)          4.22       9/07/00        1,000       1,000,000
 Lassell Village Proj., Ser.
 98C, F.R.W.D.                VMIG1           4.25       9/07/00        1,200       1,200,000
 Newton Country Day School,
 F.R.W.D.                     VMIG1           4.15       9/07/00        1,800       1,800,000
 Notre Dame Hlth. Care
 Center, Ser. 99, F.R.W.D.    VMIG1           4.25       9/07/00        3,485       3,485,000
 Semass Proj., Ser. A,
 F.R.W.D., A.M.T.             A-1(d)          4.35       9/06/00        4,800       4,800,000
 Semass Proj., Ser. B,
 F.R.W.D., A.M.T.             A-1(d)          4.35       9/06/00        2,400       2,400,000
 Waste Mgmt., Inc., Ser. 99,
 F.R.W.D., A.M.T.             VMIG1           4.35       9/06/00        2,500       2,500,000
 Wentworth Inst. of Tech.,
 Ser. 2000, F.R.W.D.,
 A.M.B.A.C.                   VMIG1           4.20       9/07/00        1,000       1,000,000
Mass. St. Hlth. & Edl. Facs.
 Auth. Rev.,
 Ser. 275, F.R.W.D.,
 M.B.I.A.                     A-1+(d)         4.33       9/07/00          500         500,000
 Falmouth Assisted Living,
 Ser. A, F.R.W.D.             VMIG1           4.10       9/07/00        1,000       1,000,000
 Hallmark Hlth. Sys., Ser.
 B, F.R.W.D.                  VMIG1           4.25       9/07/00        2,000       2,000,000
 Harvard Univ., Ser. SGA 97,
 F.R.D.D.                     A-1+(d)         4.35       9/01/00        1,600       1,600,000

    6                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                   Principal
                              Moody's Rating  Interest   Maturity  Amount        Value (Note
Description (a)               (Unaudited)     Rate       Date      (000)         1)
- --------------------------------------------------------------------------------------------------
 Northeastern Univ., Ser. G,
 M.B.I.A.                     Aaa             4.50%      10/01/00  $      465    $    465,090
 Partners Hlth. Care Sys.,
 Ser. P-1, F.R.W.D., F.S.A.   VMIG1           4.10       9/06/00        1,000       1,000,000
 Partners Hlth. Care Sys.,
 Ser. P-2, F.R.W.D., F.S.A.   VMIG1           4.05       9/06/00        2,600       2,600,000
 Simmons College Merlots,
 Ser. T, F.R.W.D.,
 A.M.B.A.C.                   VMIG1           4.32       9/05/00        3,395       3,395,000
 Williams College, Ser.
 SG65, F.R.D.D.S.             A-1+(d)         4.35       9/01/00        3,500       3,500,000
Mass. St. Hsg. Fin. Agcy.
 Rev.,
 Multi-Family Rev., Harbor
 Port, Ser. 95A, F.R.W.D.,
 G.N.M.A.                     A-1+(d)         4.10       9/06/00        4,100       4,100,000
 Single Family Housing
 Notes, Ser. C-1, A.M.T.      A-1+(d)         4.90       6/01/01        2,000       2,000,000
Mass. St. Ind. Fin. Agcy.
 Ind. Rev.,
 Hazen Paper Co., Ser. 95,
 F.R.W.D., A.M.T.             A-1(d)          4.35       9/07/00        1,200       1,200,000
 Heritage at Hingham, Ser.
 97, F.R.W.D.                 VMIG1           4.20       9/07/00        1,500       1,500,000
 New England College, Ser.
 97, F.R.W.D.                 A-1+(d)         4.15       9/07/00        3,800       3,800,000
 Peterson American Corp.
 Proj., Ser. 96, F.R.W.D.,
 A.M.T.                       NR              4.50       9/06/00          300         300,000
 Riverdale Mills Corp., Ser.
 95, F.R.W.D., A.M.T.         A-1(d)          4.35       9/07/00          900         900,000
Mass. St. Ind. Fin. Agcy.
 Polltn. Ctrl. Rev.,
 New England Power Co.
 Proj.,
 Ser. 92B, Commercial Paper   VMIG1           4.05       10/18/00       2,500       2,500,000
 Ser. 92B, Commercial Paper   VMIG1           4.15       10/23/00       2,000       2,000,000
Mass. St. Muni. Elec. Co.,
 Power Supply Sys. Rev.,
 Ser. 94C, F.R.W.D.,
 M.B.I.A.                     VMIG1           4.10       9/06/00        1,000       1,000,000
Mass. St. Port Auth. Rev.
 Merlots, Ser. Q, F.R.W.D.S.  VMIG1           4.37       9/05/00        3,000       3,000,000

    See Notes to Financial Statements                                      7

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                   Principal
                              Moody's Rating  Interest   Maturity  Amount        Value (Note
Description (a)               (Unaudited)     Rate       Date      (000)         1)
- --------------------------------------------------------------------------------------------------
Mass. St. Wtr. Res. Auth.,
 T.E.C.P.                     P-1             4.10%      9/29/00   $    1,000    $  1,000,000
 T.E.C.P.                     P-1             4.05       10/17/00       1,500       1,500,000
 T.E.C.P.                     P-1             4.10       10/19/00       1,500       1,500,000
 T.E.C.P.                     P-1             4.20       12/08/00       1,500       1,500,000
Mass. St., Gen. Oblig.,
 Ser. 90C                     Aaa             7.00       12/01/00       1,000(c)    1,006,400
 Ser. 90C                     Aaa             7.50       12/01/00       1,425(c)    1,464,038
 Ser. 98A, F.R.W.D.           VMIG1           4.15       9/07/00        2,500       2,500,000
Methuen, State Aid, B.A.N.    NR              4.75       10/20/00       1,400       1,400,881
Monson, Gen. Oblig., Sch.
 Proj.,
 Ser. 90, M.B.I.A.            Aaa             7.70       10/15/00         500(c)      512,057
Nantucket, Gen. Oblig.,
 B.A.N.                       MIG1            5.25       5/25/01        1,550       1,554,304
Palmer, Gen. Oblig., Sch.
 Proj.,
 Ser. B, A.M.B.A.C.           Aaa             7.70       10/01/00         500(c)      511,403
Stoughton, Gen. Oblig.,
 F.S.A.                       Aaa             7.50       5/15/01        1,597       1,625,067
Sutton, Gen. Oblig.,
 M.B.I.A.                     Aaa             7.00       4/01/01        1,267       1,286,234
Waltham, Gen. Oblig., B.A.N.  NR              4.75       9/08/00        1,290       1,290,111
                                                                                 ------------
Total Investments  99.6%
 (amortized cost
 $87,991,037(e))                                                                   87,991,037
Other assets in excess of
 liabilities  0.4%                                                                    377,188
                                                                                 ------------
Net Assets  100%                                                                 $ 88,368,225
                                                                                 ------------
                                                                                 ------------

    8                                      See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(b).
    F.R.D.D.S.--Floating Rate (Daily) Demand Note Synthetic(b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic(b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                      9

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Statement of Assets and Liabilities

                                                                  August 31, 2000
- ----------------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value     $  87,991,037
Cash                                                                      62,429
Receivable for investments sold                                        2,000,000
Interest receivable                                                      707,475
Receivable for Series shares sold                                        347,691
Other assets                                                               1,188
                                                                 -----------------
      Total assets                                                    91,109,820
                                                                 -----------------
LIABILITIES
Payable for Series shares reacquired                                   2,625,523
Management fee payable                                                    38,133
Accrued expenses                                                          33,836
Dividends payable                                                         32,673
Deferred trustee's fees                                                    6,182
Distribution fee payable                                                   5,248
                                                                 -----------------
      Total liabilities                                                2,741,595
                                                                 -----------------
NET ASSETS                                                         $  88,368,225
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                $     883,682
   Paid-in capital in excess of par                                   87,484,543
                                                                 -----------------
Net assets, August 31, 2000                                        $  88,368,225
                                                                 -----------------
                                                                 -----------------
Net asset value, offering price and redemption price per share
   ($88,368,225 / 88,368,225 shares of beneficial interest
   issued
   and outstanding; unlimited number of shares authorized)                 $1.00
                                                                 -----------------
                                                                 -----------------

    10                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Statement of Operations

                                                                       Year
                                                                       Ended
                                                                  August 31, 2000
- ----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                        $   2,643,490
                                                                 -----------------
Expenses
   Management fee                                                        339,393
   Distribution fee                                                       84,848
   Custodian's fees and expenses                                          64,000
   Reports to shareholders                                                25,000
   Registration fees                                                      16,000
   Transfer agent's fees and expenses                                     14,000
   Legal fees and expenses                                                10,000
   Trustees' fees and expenses                                             8,000
   Audit fee                                                               8,000
   Miscellaneous                                                           2,560
                                                                 -----------------
      Total expenses                                                     571,801
Less: Custodian fee credit (Note 1)                                         (362)
                                                                 -----------------
    Net expenses                                                         571,439
                                                                 -----------------
Net investment income                                                  2,072,051
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   2,072,051
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements                                     11

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Statement of Changes in Net Assets

                                                       Year Ended August 31,
                                                 ---------------------------------
                                                      2000               1999
- ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $     2,072,051    $    1,364,638
                                                 ---------------    --------------
Dividends (Note 1)                                    (2,072,051)       (1,364,638)
                                                 ---------------    --------------
Series share transactions (at $1 per share)
   Net proceeds from shares sold                     224,336,862       174,293,713
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends                                        2,028,747         1,330,047
   Cost of shares reacquired                        (193,500,915)     (182,580,621)
                                                 ---------------    --------------
   Net increase (decrease) in net assets from
      Series share transactions                       32,864,694        (6,956,861)
                                                 ---------------    --------------
Total increase (decrease)                             32,864,694        (6,956,861)
NET ASSETS
Beginning of year                                     55,503,531        62,460,392
                                                 ---------------    --------------
End of year                                      $    88,368,225    $   55,503,531
                                                 ---------------    --------------
                                                 ---------------    --------------

    12                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Notes to Financial Statements

      Prudential Municipal Series Fund (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of eleven series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Money Market Series (the 'Series') commenced investment operations on August 5, 1991. The Series is nondiversified and seeks to provide the highest level of income that is exempt from Massachusetts State and federal income taxes with minimum risk by investing in 'investment grade' tax-exempt securities having a maturity of 13 months or less and whose ratings are within the 2 highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      Securities Valuations:    Portfolio securities of the Series are valued at
amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      All securities are valued as of 4:30 p.m., New York time.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Federal Income Taxes:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      Dividends:    The Series declares all of its net investment income and net realized short-term capital gains or losses, if any, as dividends daily to its shareholders of record at the time of such declaration. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with
                                                                          13

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Notes to Financial Statements Cont'd.

income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Fund compensates PIMS for distributing and servicing the Series' shares pursuant to the plans of distribution regardless of expenses actually incurred by PIMS. The Series reimbursed PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series average daily net assets. The distribution fees are accrued daily and payable monthly.

      PIMS, PIFM and PIC are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $13,700 for the services of PMFS. As of August 31, 2000, approximately $1,200 of such fees were due to PMFS. Transfer
    14

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Notes to Financial Statements Cont'd.

agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

Note 4. Proposed Reorganization
On August 23, 2000, the Trustees approved an Agreement and Plan of Reorganization and Liquidation of the Series (the 'Plan of Reorganization') which provides for the transfer of substantially all of the assets and liabilities of the Prudential Municipal Series Fund, Massachusetts Money Market Series to Prudential Tax-Free Money Fund, Inc. Class A shares of the Series will be exchanged at net asset value for Class A shares of the equivalent value of Prudential Tax-Free Money Fund, Inc. The Fund will then cease operations. The Plan of Reorganziation is subject to approval by the shareholders of the Massachusetts Money Market Series.
                                                                          15

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Financial Highlights

                                                                    Year Ended
                                                                  August 31, 2000
- ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  1.00
Net investment income and realized gains                                  .03
Dividends and distributions to shareholders                              (.03)
                                                                     --------
Net asset value, end of year                                          $  1.00
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         3.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $88,368
Average net assets (000)                                              $67,879
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              .84%
   Expenses, excluding distribution and service (12b-1) fees              .72%
   Net investment income                                                 3.05%

- ------------------------------
(a) Net of management fee waiver.
(b) Total return includes reinvestment of dividends and distributions.
    16                                     See Notes to Financial Statements

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Financial Highlights Cont'd.

                                Year Ended August 31,
- -------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
- -------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .02                  .03                  .03(a)               .03(a)
        (.02)                (.03)                (.03)                (.03)
    --------             --------             --------             --------
    $   1.00             $   1.00             $   1.00             $   1.00
    --------             --------             --------             --------
    --------             --------             --------             --------
        2.35%                2.77%                3.08%                3.12%
    $ 55,504             $ 62,460             $ 53,441             $ 50,511
    $ 58,654             $ 55,540             $ 53,078             $ 54,689
         .88%                 .84%                 .54%(a)              .55%(a)
         .76%                 .71%                 .42%(a)              .43%(a)
        2.33%                2.73%                3.04%(a)             3.08%(a)

    See Notes to Financial Statements                                     17

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Municipal Series Fund, Massachusetts Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Money Market Series (the 'Fund', one of the portfolios constituting Prudential Municipal Series Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.
As described in Note 4 to the financial statements, on August 23, 2000, the Board of Trustees of the Series approved an Agreement and Plan of Reorganization, subject to shareholder approval, whereby the Series would be merged into Tax-Free Money Fund, Inc.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000
    18

       Prudential Municipal Series Fund      Massachusetts Money Market Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $.03 per share were all federally tax-exempt interest dividends.
                                                                          19

Prudential Municipal Series Fund   Massachusetts Money Market Series

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

balanced/allocation funds
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com            (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.
MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Fund Symbols   NASDAQ    CUSIP
               PRMXX   74435M630

MF153E

(ICON)   Printed on Recycled Paper

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

         As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant shall not be liable to the Registrant, any stockholder, officer, director, employee or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and directors, officers, employees and agents of the Registrant may be indemnified against certain liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit 7(c) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

         The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

         Section 9 of the Management Agreement (Exhibit 6(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


         The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.

ITEM 16. EXHIBITS.

1.       Restated Articles of Incorporation. Incorporated by reference to
         Exhibit 1 to Post-Effective Amendment No. 21 to Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

2.       (a) By-Laws of the Registrant, as amended. Incorporated by reference to
         Exhibit 2 to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A filed via EDGAR on February 26, 1997
         (File No. 2-64625).

         (b) Amendment to By-Laws of the Registrant.*

3.       Not Applicable.

4. Agreement and Plan of Reorganizations filed herewith as Attachment A to the Prospectus and Proxy Statement.***

5. Instruments defining rights of holders of the securities being offered. Incorporated by reference to Exhibits Nos. 1 and 2 above.

6. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., as amended November 19, 1993. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 2-64625).

         (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to

         Post-Effective Amendment No. 21 to Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

         (c) Amendment to Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit (d)(iii) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR on February 29, 2000 (File No. 2-64625).

7. (a) Amended Distribution and Service Agreement between the Registrant and Prudential Mutual Fund Distributors, Inc., incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 19 to Registration Statement on Form N-1A filed via EDGAR on May 31, 1995 (File No. 2-64625).

         (b) Amended Distribution Agreement, dated January 1, 1996, incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1996 (File No. 2-64625).

         (c) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on April 27, 1999 (File No. 2-64625).

         (d) Form of Dealer Agreement, incorporated by reference to Exhibit (e)
         (iv) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on April 27, 1999 (File No. 2-64625).

8.       None.

9. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 21 to Registration Statement on
         Form N-1 A filed via EDGAR on February 26, 1997 (File No. 2-64625).

         (b) Amendment to Custodian Contract/Agreement, dated February 22, 1999, between the Registrant and State Street Bank and Trust Company.*

10. (a) Distribution and Service Plan of Registrant, incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

         (b) Amended and Restated Distribution and Service Plan, incorporated by reference to Exhibit (m) (ii) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on April 27, 1999 (File No. 2-64625).

11.      Opinion and Consent of Counsel.***

12.      Not Applicable.

13. (a) Transfer Agency and Service Agreement, dated January 1, 1988, between the Registrant and Prudential Mutual Fund Services. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on February 26, 1997 (File No. 2-64625).

         (b) Amendment to Transfer Agency and Service Agreement, dated
         August 24, 1999, by and between the Registrant and Prudential Mutual Fund Services LLC.*

14. Consent of Independent Accountants to Prudential Tax-Free Money Fund, Inc. and to Prudential Municipal Series Fund.***

15.      Not Applicable.

16.      Not Applicable.

17.      (a) Proxies, filed immediately after Prospectus and Proxy Statement.***

         (b) Prospectus of the Registrant dated March 15, 2001.***

         (c) Prospectus of Connecticut Money Market Series of Prudential Municipal Series Fund dated November 3, 2000.***

         (d) Prospectus of Massachusetts Money Market Series of Prudential Municipal Series Fund dated November 3, 2000.***

         (e) Intentionally omitted.

         (f) Intentionally omitted.

         (g) President's Letter, filed immediately preceding Prospectus and Proxy Statement.***

         (h) Statement of Additional Information of Prudential Municipal Series Fund dated November 3, 2000, filed via EDGAR on November 9, 2000.**

         (i) Supplement dated November 3, 2000 to Prospectuses of Connecticut Money Market Series and Massachusetts Money Market Series.**

----------------------
  *Incorporated by reference to identically numbered exhibit to Registrant's
   Initial Registration Statement on Form N-14 filed via EDGAR on September 28, 2000 (File No. 333-46830).
 **Incorporated by reference to identically numbered exhibit to Registrant's
   Registration Statement on Form N-14 filed via EDGAR on December 26, 2000 (File No. 333-46830).
***Filed herewith.

ITEM 17. UNDERTAKINGS.

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.14c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark, and State of New Jersey, on the 23rd day of March, 2001.

                                    PRUDENTIAL TAX-FREE MONEY FUND, INC.

                                    /s/ David R. Odenath
                                    ------------------------------------
                                    David R. Odenath, President

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                                  TITLE                          DATE
---------                                  -----                          ----
/s/ Delayne D. Gold                        Director                       March 23, 2001
------------------------------
    DELAYNE D. GOLD

/s/ Robert F. Gunia                        Vice President and             March 23, 2001
------------------------------             Director
    ROBERT F. GUNIA

/s/ Robert E. LaBlanc                      Director                       March 23, 2001
------------------------------
    ROBERT E. LABLANC

/s/ David R. Odenath                       President and                  March 23, 2001
------------------------------             Director
    DAVID R. ODENATH

/s/ Robin B. Smith                         Director                       March 23, 2001
------------------------------
    ROBIN B. SMITH

/s/ Stephen Stoneburn                      Director                       March 23, 2001
------------------------------
    STEPHEN STONEBURN

/s/ Judy A. Rice                           Vice President                 March 23, 2001
------------------------------             and Director
    JUDY A. RICE

/s/ Nancy H. Teeters                       Director                       March 23, 2001
------------------------------
    NANCY H. TEETERS

/s/ Clay T. Whitehead                      Director                       March 23, 2001
------------------------------
    CLAY T. WHITEHEAD

/s/ Grace C. Torres                        Treasurer and Principal        March 23, 2001
------------------------------             Financial and Accounting
    GRACE C. TORRES                        Officer


                                  EXHIBIT INDEX

4. Agreement and Plan of Reorganizations filed herewith as Attachment A to the Prospectus and Proxy Statement.

11.      Opinions and Consents of Counsel.

14.      (a) Consent of Independent Accountants to Prudential Tax-Free Money
             Fund, Inc. and to Prudential Municipal Series Fund.



l7.      (a) Proxies, filed immediately after Prospectus and Proxy Statement.

         (b) Prospectus of the Registrant dated March 15, 2001.

         (c) Propectus of Connecticut Money Market Series of Prudential Municipal Series Fund dated November 3, 2000.

         (d) Propectus of Massachusetts Money Market Series of Prudential Municipal Series Fund dated November 3, 2000.

         (g) President's Letter, filed immediately preceding Prospectus and Proxy Statement.